                                                                     EXHIBIT 4.1




                          PCI CHEMICALS CANADA INC.
                                 as Issuer,

                     PIONEER AMERICAS ACQUISITION CORP.,
                           PIONEER AMERICAS, INC.,
                     PIONEER CHLOR ALKALI COMPANY, INC.,
                         IMPERIAL WEST CHEMICAL CO.,
                           ALL-PURE CHEMICAL CO.,
                        BLACK MOUNTAIN POWER COMPANY,
                     ALL PURE CHEMICAL NORTHWEST, INC.,
                  PIONEER CHLOR ALKALI INTERNATIONAL, INC.,
                             G.O.W. CORPORATION,
                            PIONEER (EAST), INC.,
                            T.C. HOLDINGS, INC.,
                            T.C. PRODUCTS, INC.,
                             PCI CAROLINA, INC.,
                          PIONEER LICENSING, INC.,
                                as Guarantors

                                     and

                   UNITED STATES TRUST COMPANY OF NEW YORK
                                 as Trustee

                                     and

                   UNITED STATES TRUST COMPANY OF NEW YORK
                             as Collateral Agent


                                  INDENTURE


                        Dated as of October 30, 1997

                        ----------------------------

                                $175,000,000

                    9 1/4% Senior Secured Notes due 2007

                              TABLE OF CONTENTS

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         PARTIES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1

         RECITALS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1


                                                       ARTICLE ONE

                                           DEFINITIONS AND OTHER PROVISIONS OF
                                                   GENERAL APPLICATION

         Section 101.     Definitions.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
                 Acquisition  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
                 Affiliate  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
                 All-Pure . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
                 Asset Purchase Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
                 Asset Sale . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
                 Attributable Indebtedness  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
                 Bankruptcy Law . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
                 Black Mountain . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
                 Board of Directors . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
                 Board Resolution . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
                 Borrowing Base . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
                 Business Day . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
                 Canadian Pension Plan  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
                 Capital Stock  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
                 Capitalized Lease Obligation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
                 Cash Equivalents . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
                 Cash Flow  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
                 Change of Control  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
                 Closing Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
                 Code . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
                 Collateral . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
                 Collateral Agent . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
                 Collateral Proceeds  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
                 Commission . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
                 Company  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
                 Company Common Stock . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
                 Company Request" or "Company Order . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
                 Consolidated Cash Flow Coverage Ratio  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
                 Consolidated Interest Expense  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
                 Consolidated Net Income  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
                 Consolidated Net Worth . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
                 Contingent Payment Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
                 Corporate Trust Office . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
                 Credit Facility  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
                 Default  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
                 Depositary . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
                 Eligible Investments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
                 Equity Interests . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12





                                      (i)

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                 Equity Offering  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
                 Event of Default . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
                 Excess Land  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
                 Exchange Act . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
                 Exchange Notes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
                 Exchange Offer . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
                 Exchange Offer Registration Statement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
                 Execution Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
                 Existing Affiliate Agreements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
                 Existing Indebtedness  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
                 Existing Senior Secured Indenture  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
                 Existing Senior Secured Notes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
                 Existing Term Facility . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
                 Fair Market Value  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
                 GAAP . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
                 Guarantee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
                 Guarantor  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
                 Hedging Obligations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
                 Holder . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
                 ICI  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
                 ICI Americas . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
                 ICI Canada . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
                 Imperial West  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
                 incur  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
                 Indebtedness . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
                 Indenture Obligations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
                 Independent Director . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
                 Initial Purchasers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
                 Initial Securities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
                 Insurance Proceeds . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
                 Intercreditor Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
                 Intercreditor Collateral Account . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
                 Interest Payment Date  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
                 Investment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
                 Kemwater . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
                 Lien . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
                 Liquidated Damages . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
                 Majority Holders . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
                 Maturity . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
                 Moody's  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
                 Mortgage . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
                 Mortgaged Property . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
                 Net Award  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
                 Net Cash Proceeds  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
                 Net Income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
                 Net Proceeds . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
                 New Credit Facilities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
                 Offering Memorandum  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
                 Officers' Certificate  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
                 Opinion of Counsel . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
                 Opinion of Independent Counsel . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19





                                      (ii)

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                                                                                                                      ----
                 Outstanding  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
                 PAAC . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
                 PAI  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
                 Paying Agent . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
                 PCAC . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
                 PCI Carolina . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
                 Permitted Indebtedness . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
                 Permitted Investment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
                 Permitted Liens  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
                 Person . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
                 Pioneer  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
                 Predecessor Security . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
                 Preferred Stock  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
                 Private Placement Legend . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
                 QIB  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
                 Quebec Mortgage and Security Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
                 Real Property  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
                 Redeemable Stock . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
                 Redemption Date  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
                 Redemption Price . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
                 Registration Rights Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
                 Registration Statement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
                 Regular Record Date  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
                 Related Business . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
                 Resale Restriction Termination Date  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
                 Responsible Officer  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
                 Restoration  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
                 Restricted Investment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
                 Restricted Subsidiary  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
                 Revolving Credit Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
                 Rule 144A  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
                 St. Gabriel Pipeline . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
                 St. Gabriel Pipeline Lien  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
                 S&P  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
                 Sale and Leaseback Transaction . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
                 Secured Indebtedness . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
                 Securities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
                 Securities Act . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
                 Security Documents . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
                 Security Register" and "Security Registrar . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
                 Seller Notes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
                 Senior Indebtedness  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
                 Shelf Registration Statement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
                 Special Record Date  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
                 Stated Maturity  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
                 Subordinated Indebtedness  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
                 Subsidiary . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
                 Substantial Shareholder  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
                 Survey . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
                 Tax Sharing Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
                 Taxes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30





                                     (iii)

                                                                                                                      Page
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                 Term Loan Agent  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
                 Term Loan Agreement" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
                 Term Loan Notes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
                 Trust Indenture Act  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
                 Trust Moneys . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
                 Trustee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
                 Unrestricted Subsidiary  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
                 U.S. Government Obligations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
                 Voting Stock . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
                 Wholly-Owned Restricted Subsidiary . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
         Section 102.     Other Definitions.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
         Section 103.     Compliance Certificates and Opinions. . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
         Section 104.     Form of Documents Delivered to Trustee. . . . . . . . . . . . . . . . . . . . . . . . . . .  34
         Section 105.     Acts of Holders.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35
         Section 106.     Notices, etc., to Trustee, the Company and any Guarantor. . . . . . . . . . . . . . . . . .  36
         Section 107.     Notice to Holders; Waiver.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37
         Section 108.     Conflict with Trust Indenture Act.  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37
         Section 109.     Effect of Headings and Table of Contents. . . . . . . . . . . . . . . . . . . . . . . . . .  38
         Section 110.     Successors and Assigns. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38
         Section 111.     Separability Clause.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38
         Section 112.     Benefits of Indenture.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38
         Section 113.     Governing Law.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38
         Section 114.     Legal Holidays. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38
         Section 115.     Schedules and Exhibits. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39
         Section 116.     Counterparts. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39
         Section 117.     Communication by Holders with Other Holders . . . . . . . . . . . . . . . . . . . . . . . .  39
         Section 118.     No Recourse Against Others  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39

                                                       ARTICLE TWO

                                                      SECURITY FORMS

         Section 201.     Forms Generally.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  40
         Section 202.     Restrictive Legends . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  40
         Section 203.     Form of Face of Security  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42
         Section 204.     Form of Reverse of Securities.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44
         Section 205.     Form of Trustee's Certificate of Authentication.  . . . . . . . . . . . . . . . . . . . . .  51
         Section 206.     Form of Guarantee of Each of the Guarantors.  . . . . . . . . . . . . . . . . . . . . . . .  51

                                                      ARTICLE THREE

                                                      THE SECURITIES

         Section 301.     Title and Terms.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  55
         Section 302.     Denominations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  55





                                      (iv)

                                                                                                                      Page
                                                                                                                      ----
         Section 303.     Execution, Authentication, Delivery and Dating. . . . . . . . . . . . . . . . . . . . . . .  56
         Section 304.     Temporary Securities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  57
         Section 305.     Registration of Transfer and Exchange . . . . . . . . . . . . . . . . . . . . . . . . . . .  58
         Section 306.     Book-Entry Provisions for U.S. Global Security  . . . . . . . . . . . . . . . . . . . . . .  59
         Section 307.     Special Transfer Provisions.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  61
         Section 308.     Mutilated, Destroyed, Lost and Stolen Securities  . . . . . . . . . . . . . . . . . . . . .  63
         Section 309.     Payment of Interest; Interest Rights Preserved  . . . . . . . . . . . . . . . . . . . . . .  64
         Section 310.     Persons Deemed Owners . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  65
         Section 311.     Cancellation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  65
         Section 312.     Computation of Interest . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  66
         Section 313.     Deposit of Moneys . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  66
         Section 314.     CUSIP Number  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  66
         Section 315.     Interest Under Criminal Code (Canada) . . . . . . . . . . . . . . . . . . . . . . . . . . .  67

                                                       ARTICLE FOUR

                                            DEFEASANCE AND COVENANT DEFEASANCE

         Section 401.     Company's Option to Effect Defeasance or Covenant Defeasance  . . . . . . . . . . . . . . .  67
         Section 402.     Defeasance and Discharge  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  67
         Section 403.     Covenant Defeasance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  68
         Section 404.     Conditions to Defeasance or Covenant Defeasance . . . . . . . . . . . . . . . . . . . . . .  69
         Section 405.     Deposited Money and U.S. Government Obligations to Be Held in Trust; Other
                          Miscellaneous Provisions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  71
         Section 406.     Reinstatement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  72
         Section 407.     Repayment of the Company  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  72

                                                       ARTICLE FIVE

                                                         REMEDIES

         Section 501.     Events of Default . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  73
         Section 502.     Acceleration  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  76
         Section 503.     Other Remedies  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  77
         Section 504.     Waiver of Past Defaults . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  77
         Section 505.     Control by Majority . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  78
         Section 506.     Limitation on Suits . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  78
         Section 507.     Rights of Holders to Receive Payment  . . . . . . . . . . . . . . . . . . . . . . . . . . .  78
         Section 508.     Collection Suit by Trustee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  79
         Section 509.     Trustee May File Proofs of Claim  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  79
         Section 510.     Priorities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  80
         Section 511.     Undertaking for Costs . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  81
         Section 512.     Waiver of Stay, Extension or Usury Laws.  . . . . . . . . . . . . . . . . . . . . . . . . .  81





                                      (v)

                                                           ARTICLE SIX

                                                           THE TRUSTE
                                                                                                                      Page
                                                                                                                      ----
         Section 601.     Notice of Defaults  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  82
         Section 602.     Certain Rights of Trustee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  82
         Section 603.     Trustee Not Responsible for Recitals, Dispositions of Securities or Application of
                          Proceeds Thereof  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  84
         Section 604.     Trustee and Agents May Hold Securities; Collections; etc. . . . . . . . . . . . . . . . . .  84
         Section 605.     Money Held in Trust . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  84
         Section 606.     Compensation and Indemnification of Trustee and Its Prior Claim . . . . . . . . . . . . . .  85
         Section 607.     Conflicting Interests . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  86
         Section 608.     Corporate Trustee Required; Eligibility . . . . . . . . . . . . . . . . . . . . . . . . . .  86
         Section 609.     Resignation and Removal; Appointment of Successor Trustee . . . . . . . . . . . . . . . . .  86
         Section 610.     Acceptance of Appointment by Successor  . . . . . . . . . . . . . . . . . . . . . . . . . .  88
         Section 611.     Merger, Conversion, Consolidation or Succession to Business . . . . . . . . . . . . . . . .  89
         Section 612.     Preferential Collection of Claims Against Company . . . . . . . . . . . . . . . . . . . . .  90
         Section 613.     Certain Duties and Responsibilities . . . . . . . . . . . . . . . . . . . . . . . . . . . .  90

                                                      ARTICLE SEVEN

                                    HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

         Section 701.     Company to Furnish Trustee Names and Addresses of Holders . . . . . . . . . . . . . . . . .  90
         Section 702.     Disclosure of Names and Addresses of Holders  . . . . . . . . . . . . . . . . . . . . . . .  91
         Section 703.     Reports by Trustee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  91
         Section 704.     Reports by Company and Guarantors . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  91

                                                      ARTICLE EIGHT

                                                  CONSOLIDATION, MERGER,
                                              CONVEYANCE, TRANSFER OR LEASE

         Section 801.     When the Company May Merge, Etc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  92
         Section 802.     Successor Substituted . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  95

                                                       ARTICLE NINE

                                                 SUPPLEMENTAL INDENTURES

         Section 901.     Supplemental Indentures and Agreements without Consent of Holders . . . . . . . . . . . . .  95





                                      (vi)

                                                                                                                     Page
                                                                                                                     ----
         Section 902.     Supplemental Indentures and Agreements with Consent of Holders  . . . . . . . . . . . . . .  96
         Section 903.     Execution of Supplemental Indentures and Agreements . . . . . . . . . . . . . . . . . . . .  98
         Section 904.     Revocation Effect of Supplemental Indentures  . . . . . . . . . . . . . . . . . . . . . . .  98
         Section 905.     Conformity with Trust Indenture Act . . . . . . . . . . . . . . . . . . . . . . . . . . . .  99
         Section 906.     Reference in Securities to Supplemental Indentures  . . . . . . . . . . . . . . . . . . . .  99

                                                       ARTICLE TEN

                                                        COVENANTS

         Section 1001.    Payment of Principal, Premium and Interest  . . . . . . . . . . . . . . . . . . . . . . . .  99
         Section 1002.    Maintenance of Office or Agency . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  99
         Section 1003.    Compliance Certificate  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 100
         Section 1004.    Taxes.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 101
         Section 1005.    Jurisdiction, Service of Process and Venue; Immunity; Judgement Currency. . . . . . . . . . 101
         Section 1006.    Limitation on Restricted Payments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 104
         Section 1007.    Limitations on Payment Restrictions Affecting Restricted Subsidiaries . . . . . . . . . . . 107
         Section 1008.    Limitations on Indebtedness . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 108
         Section 1009.    Limitations on Asset Sales  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 109
         Section 1010.    Limitation on Sale and Leaseback Transactions . . . . . . . . . . . . . . . . . . . . . . . 112
         Section 1011.    Limitation on Transactions With Affiliates  . . . . . . . . . . . . . . . . . . . . . . . . 113
         Section 1012.    Limitation on Liens . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 114
         Section 1013.    Corporate Existence . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 116
         Section 1014.    Change of Control . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 117
         Section 1015.    Maintenance of Properties . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 119
         Section 1016.    Maintenance of Insurance  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 120
         Section 1017.    Stock Pledge Agreements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 120
         Section 1018.    Money for Security Payments to Be Held in Trust . . . . . . . . . . . . . . . . . . . . . . 121
         Section 1019.    Certain Guarantees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 123
         Section 1020.    Limitation on Ownership of Wholly-Owned Restricted Subsidiary Stock . . . . . . . . . . . . 124
         Section 1021.    Impairment of Security Interest . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 124
         Section 1022.    Amendment to Security Documents . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 125
         Section 1023.    Limitation on Applicability of Certain Covenants. . . . . . . . . . . . . . . . . . . . . . 125
         Section 1024.    Additional Amounts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 126
         Section 1025.    Pension Transfer Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 127





                                     (vii)


                                 ARTICLE ELEVEN

                            REDEMPTION OF SECURITIES

                                                                                                                      Page
                                                                                                                      ----
         Section 1101.    Rights of Redemption  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 127
         Section 1102.    Applicability of Article  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 129
         Section 1103.    Election to Redeem; Notice to Trustee . . . . . . . . . . . . . . . . . . . . . . . . . . . 129
         Section 1104.    Selection by Trustee of Securities to Be Redeemed . . . . . . . . . . . . . . . . . . . . . 129
         Section 1105.    Notice of Redemption  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 129
         Section 1106.    Deposit of Redemption Price . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 131
         Section 1107.    Securities Payable on Redemption Date . . . . . . . . . . . . . . . . . . . . . . . . . . . 131
         Section 1108.    Securities Redeemed or Purchased in Part  . . . . . . . . . . . . . . . . . . . . . . . . . 131
         Section 1109.    Asset Sale Offers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 132

                                                      ARTICLE TWELVE

                                                SATISFACTION AND DISCHARGE

         Section 1201.    Satisfaction and Discharge of Indenture . . . . . . . . . . . . . . . . . . . . . . . . . . 135
         Section 1202.    Application of Trust Money  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 136

                                                     ARTICLE THIRTEEN

                                                        GUARANTEE

         Section 1301.    Guarantors' Guarantee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 136
         Section 1302.    Continuing Guarantee; No Right of Set-Off; Independent Obligation . . . . . . . . . . . . . 137
         Section 1303.    Guarantee Absolute  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 138
         Section 1304.    Right to Demand Full Performance  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 140
         Section 1305.    Waivers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 140
         Section 1306.    The Guarantors Remain Obligated in Event the Company Is No Longer Obligated to
                          Discharge Indenture Obligations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 141
         Section 1307.    Fraudulent Conveyance; Subrogation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . 141
         Section 1308.    Guarantee Is in Addition to Other Security  . . . . . . . . . . . . . . . . . . . . . . . . 142
         Section 1309.    Contribution  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 142
         Section 1310.    No Bar to Further Actions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 142
         Section 1311.    Failure to Exercise Rights Shall Not Operate as a Waiver  . . . . . . . . . . . . . . . . . 143
         Section 1312.    Trustee's Duties; Notice to Trustee . . . . . . . . . . . . . . . . . . . . . . . . . . . . 143
         Section 1313.    Successors and Assigns  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 143
         Section 1314.    Release of Guarantee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 143
         Section 1315.    Execution of Guarantee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 144
         Section 1316.    Payment Permitted by Each of the Guarantors if No Default . . . . . . . . . . . . . . . . . 144





                                     (viii)

                                                                                                                     Page
                                                                                                                     ----
         Section 1317.    Notice to Trustee by Each of the Guarantors . . . . . . . . . . . . . . . . . . . . . . . . 144
         Section 1318.    Article Applicable to Paying Agents . . . . . . . . . . . . . . . . . . . . . . . . . . . . 145
         Section 1319.    No Suspension of Remedies . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 145

                                                     ARTICLE FOURTEEN

                                                         SECURITY

         Section 1401.    Security  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 146
         Section 1402.    Recording; Priority; Opinions, Etc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 147
         Section 1403.    Release of Collateral . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 149
         Section 1404.    Trust Indenture Act Requirements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 149
         Section 1405.    Suits to Protect Collateral . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 149
         Section 1406.    Determinations Relating to Collateral . . . . . . . . . . . . . . . . . . . . . . . . . . . 150
         Section 1407.    Trust Moneys  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 150
         Section 1408.    Power of Attorney for Collateral in Quebec  . . . . . . . . . . . . . . . . . . . . . . . . 151

SCHEDULE 1       Existing Affiliate Agreements
SCHEDULE 2       Existing Indebtedness





                                      (ix)

           Reconciliation and tie between Trust Indenture Act of 1939 and Indenture, dated as of October 30, 1997

Trust Indenture                                                            Indenture
 Act Section                                                               Section
Section 310(a)(1)               . . . . . . . . . . . . . . . . . .          608
         (a)(2)                 . . . . . . . . . . . . . . . . . .          608
         (a)(3)                 . . . . . . . . . . . . . . . . . .          N.A.
         (a)(4)                 . . . . . . . . . . . . . . . . . .          N.A.
         (b)                    . . . . . . . . . . . . . . . . . .          607, 609
         (c)                    . . . . . . . . . . . . . . . . . .          N.A.
Section 311(a)                  . . . . . . . . . . . . . . . . . .          612
         (b)                    . . . . . . . . . . . . . . . . . .          612
         (c)                    . . . . . . . . . . . . . . . . . .          N.A.
Section 312(a)                  . . . . . . . . . . . . . . . . . .          701
         (b)                    . . . . . . . . . . . . . . . . . .          117
         (c)                    . . . . . . . . . . . . . . . . . .          117
Section 313(a)                  . . . . . . . . . . . . . . . . . .          703
         (b)(1)                 . . . . . . . . . . . . . . . . . .          N.A.
         (b)(2)                 . . . . . . . . . . . . . . . . . .          703
         (c)                    . . . . . . . . . . . . . . . . . .          703
         (d)                    . . . . . . . . . . . . . . . . . .          703
Section 314(a)                  . . . . . . . . . . . . . . . . . .          704, 1003
         (b)                    . . . . . . . . . . . . . . . . . .          N.A.
         (c)(1)                 . . . . . . . . . . . . . . . . . .          103
         (c)(2)                 . . . . . . . . . . . . . . . . . .          103
         (c)(3)                 . . . . . . . . . . . . . . . . . .          103
         (d)                    . . . . . . . . . . . . . . . . . .          103
         (e)                    . . . . . . . . . . . . . . . . . .          103
         (f)                    . . . . . . . . . . . . . . . . . .          N.A.
Section 315(a)                  . . . . . . . . . . . . . . . . . .          602, 613, 903
         (b)                    . . . . . . . . . . . . . . . . . .          601, 602, 903
         (c)                    . . . . . . . . . . . . . . . . . .          602, 903
         (d)                    . . . . . . . . . . . . . . . . . .          602, 903
         (e)                    . . . . . . . . . . . . . . . . . .          512
Section 316(a)(last
         sentence)              . . . . . . . . . . . . . . . . . .          101 ("Outstanding")
         (a)(1)(A)              . . . . . . . . . . . . . . . . . .          502, 505
         (a)(1)(B)              . . . . . . . . . . . . . . . . . .          504
         (a)(2)                 . . . . . . . . . . . . . . . . . .          N.A.
         (b)                    . . . . . . . . . . . . . . . . . .          507
         (c)                    . . . . . . . . . . . . . . . . . .          105
Section 317(a)(1)               . . . . . . . . . . . . . . . . . .          508
         (a)(2)                 . . . . . . . . . . . . . . . . . .          509
         (b)                    . . . . . . . . . . . . . . . . . .          N.A.
Section 318(a)                  . . . . . . . . . . . . . . . . . .          310

N.A. means not applicable.

------------------------------------
Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of this Indenture.

                 INDENTURE, dated as of October 30, 1997, (the "Indenture") among PCI CHEMICALS CANADA INC., a New Brunswick, Canada corporation (the "Company"), PIONEER AMERICAS ACQUISITION CORP. ("PAAC"), PIONEER AMERICAS, INC., PIONEER CHLOR ALKALI COMPANY, INC., each a Delaware corporation, IMPERIAL WEST CHEMICAL CO., a Nevada corporation, ALL-PURE CHEMICAL CO., a California corporation, BLACK MOUNTAIN POWER COMPANY, a Texas corporation, ALL PURE CHEMICAL NORTHWEST, INC., a Washington corporation, PIONEER CHLOR ALKALI INTERNATIONAL, INC., a Barbados corporation, G.O.W. CORPORATION, a Nevada corporation, PIONEER (EAST), INC., a Delaware corporation, T.C. HOLDINGS, INC., a New Mexico corporation, T.C. PRODUCTS, INC., a Washington corporation, PCI CAROLINA, INC., a Delaware corporation, PIONEER LICENSING, INC., a Delaware corporation (collectively, the "Guarantors"), and UNITED STATES TRUST COMPANY OF NEW YORK, as trustee (the "Trustee") and as collateral agent (the "Collateral Agent").

                            RECITALS OF THE COMPANY

                 The Company has duly authorized the creation of an issue of 9 1/4% Senior Secured Notes due 2007, Series A (the "Initial Securities") and 9 1/4% Senior Secured Notes due 2007, Series B (the "Exchange Notes" and together with the Initial Securities, the "Securities"), of substantially the tenor and amount hereinafter set forth, and to provide therefor the Company has duly authorized the execution and delivery of this Indenture and the Securities.

                 Each Guarantor has duly authorized the issuance of a guarantee (the "Guarantees") of the Securities, of substantially the tenor hereinafter set forth, and to provide therefor, each Guarantor has duly authorized the execution and delivery of this Indenture and the Guarantee.

                 This Indenture is subject to, and shall be governed by, the provisions of the Trust Indenture Act that are required to be part of and to govern indentures qualified under the Trust Indenture Act.

                 All things necessary have been done to make (i) the Securities, when executed by the Company and authenticated and delivered hereunder and duly issued by the Company, the valid obligations of the Company,
(ii) the Guarantees, when executed by each of the Guarantors and authenticated and delivered hereunder, the valid obligation of each of the Guarantors and
(iii) this Indenture a valid agreement of the Company and each of the Guarantors in accordance with the terms of this Indenture.

                   NOW, THEREFORE, THIS INDENTURE WITNESSETH:

                 For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is covenanted and agreed, for the benefit of each other and for the equal and proportionate benefit of the Holders of the Securities issued under this Indenture, as follows:

                                  ARTICLE ONE

                      DEFINITIONS AND OTHER PROVISIONS OF
                              GENERAL APPLICATION

                 Section 101.     Definitions.

                 For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

                 (a) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

                 (b) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

                 (c) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP;

                 (d) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision; and

                 (e) all references to $, US$, dollars or United States dollars shall refer to the lawful currency of the United States of America.

                 "Acquisition" means the acquisition by Pioneer and its subsidiaries of substantially all the assets and properties used by ICI Canada and ICI Americas, subsidiaries of ICI, in their North American chlor-alkali business pursuant to the Asset Purchase Agreement.

                 "Affiliate" means, with respect to any party, any Person directly or indirectly controlling or controlled by or under direct or indirect common control with such party including any estate or trust under will of such party. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlling," "controlled by" and "under common control with"), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise; provided, however, that beneficial ownership of 5% or more of the voting securities of a Person shall be deemed to be control.

                 "All-Pure" means All-Pure Chemical Co., a California corporation, and any successor thereto.

                 "Asset Purchase Agreement" means the Asset Purchase Agreement dated as of September 22, 1997, as amended, among the Company, PCI Carolina, Pioneer, ICI Canada, ICI Americas and ICI, and their successors and assigns.

                 "Asset Sale" means, with respect to the Company, PAAC or any Restricted Subsidiary, the sale, lease, conveyance or other disposition (including, without limitation, by way of merger or consolidation, and whether by operation of law or otherwise) to any Person other than the Company, PAAC or a Wholly-Owned Restricted Subsidiary of PAAC of any of the Company's or PAAC's or such Restricted Subsidiary's assets (including, without limitation, (x) any sale or other disposition of Equity Interests of any Restricted Subsidiary and
(y) any sale or other disposition of any noncash consideration received by the Company, PAAC or such Restricted Subsidiary from any prior transaction or series of related transactions that constituted an Asset Sale hereunder), whether owned on the Closing Date or subsequently acquired, in one transaction or a series of related transactions: provided, however, that the following shall not constitute Asset Sales: (i) transactions (other than transactions described in clause (y) above and transactions involving the Collateral as defined in the Stock Pledge Agreement) in any calendar year with aggregate cash and/or Fair Market Value of any other consideration received (including, without limitation, the unconditional assumption of Indebtedness) of less than $1,000,000; (ii) a transaction or series of related transactions that results in a Change in Control; (iii) any sale of assets of the Company, PAAC and the Restricted Subsidiaries or merger permitted under Article Eight; (iv) any sale or other disposition of inventory, property (whether real, personal or mixed) or equipment that has become worn out, obsolete or damaged or otherwise unsuitable or no longer needed for use in connection with the business of the Company, PAAC or any Restricted Subsidiary, as the case may be, in the good faith determination of the Board of Directors; and (v) any sale of inventory to customers in the ordinary and customary course of business.

                 "Attributable Indebtedness" means, with respect to any Sale and Leaseback Transaction, as at the time of determination, the greater of (i) the Fair Market Value of the property subject to such transaction and (ii) the present value (discounted at a rate equivalent to the Company's then current weighted average cost of funds for borrowed money, compounded on a semi-annual basis) of the total net obligations of the lessee for rental payments during the remaining term of the lease included in such arrangement (including any period for which such lease has been extended). As used in the preceding sentence, the "total net obligations of the lessee for rental payments" under any lease for any such period means the sum of rental and other payments required to be paid with respect to such period by the lessee thereunder excluding any amounts required to be paid by such lessee on account of maintenance and repairs, insurance, taxes, assessments, water rates or similar charges. In the case of any lease which is terminable by the lessee upon payment of a penalty, such net amount of rent also includes the amount of such penalty, but no rent shall be considered as required to be paid under such lease subsequent to the first date upon which it may be so terminated.

                 "Bankruptcy Law" means the Bankruptcy and Insolvency Act (Canada), the Companies Creditors Arrangement Act (Canada), the Winding-Up and Restructuring Act (Canada), Chapter 11 of Title 11 of the United States Code, as amended, or any other Canadian federal, Canadian provincial, United States Federal or United States state law or the law of any other jurisdiction relating to bankruptcy, insolvency, receivership, winding-up, liquidation, reorganization or relief of debtors or any amendment to, succession to or change in any such law.

                 "Black Mountain" means Black Mountain Power Company, a Texas corporation, and any successor thereto.

                 "Board of Directors" means the Board of Directors of the Company and/or PAAC or any committee thereof duly authorized to act on behalf of such Board.

                 "Board Resolution" of any corporation means a copy of a resolution certified by the Secretary or an Assistant Secretary of such corporation to have been duly adopted by the board of directors of such entity and to be in full force and effect on the date of such certification and delivered to the Trustee.

                 "Borrowing Base" means, as of any date, an amount equal to the sum of (a) 85% of the net book value of all accounts receivable of the Company, PAAC and the Restricted Subsidiaries as of such date, (b) 50% of the net book value of all inventory owned by the Company, PAAC and the Restricted Subsidiaries as of such date, and (c) the lesser of (x) $10,000,000 and (y) 85% of the net book value of all accounts receivable of Kemwater as of such date plus 50% of the net book value of all inventory as of such date owned by Kemwater, all calculated on a consolidated basis and in accordance with GAAP. To the extent that information is not available as to the amount of accounts receivable or inventory as of a specific date, the Company may utilize the most recent available quarterly or annual financial report of the Company, PAAC or the Restricted Subsidiaries for purposes of calculating the Borrowing Base.

                 "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in Montreal, Quebec, The City of New York or the city in which the Corporate Trust Office is located are authorized or obligated by law or executive order to close.

                 "Canadian Pension Plan" means a pension plan that is required to be registered under any Canadian federal laws, regulations, rules or other requirements of any Canadian province.

                 "Capital Stock" means, with respect to any Person, any common stock, preferred stock and any other capital stock of such Person and shares, interest, participations or other ownership interest (however designated), of any Person and any rights (other than debt securities convertible into, or exchangeable for, capital stock), warrants or options to purchase any of the foregoing, including (without limitation) each class of common stock and preferred stock of such Person if such Person is a corporation and each general and limited partnership interest of such Person if such Person is a partnership.

                 "Capitalized Lease Obligation" means Indebtedness represented by obligations under a lease that is required to be capitalized for financial reporting purposes in accordance with GAAP and the amount of such Indebtedness shall be the capitalized amount of such obligations determined in accordance with GAAP.

                 "Cash Equivalents" means, (i) any evidence of Indebtedness with a maturity of one year or less from the date of acquisition issued or directly and fully guaranteed or insured by the United States of America or any agency or instrumentality thereof (provided that the full faith and credit of the United States of America is pledged in support thereof); (ii) certificates of deposit or acceptances with a maturity of one year or less from the date of acquisition of any financial institution that is a member of the Federal Reserve System having combined capital and surplus and undivided profits of not less than $250,000,000; (iii) commercial paper with a maturity of one year or less from the date of acquisition issued by a corporation that is not an Affiliate of the Company organized under the laws of any state of the United States of America or the District of Columbia and rated at least A-1 by S&P or at least P-1 by Moody's or at least an equivalent rating category of another nationally recognized securities rating agency; (iv) any money market deposit accounts issued or offered by a domestic commercial bank having capital and surplus in excess of $250,000,000; and (v) repurchase agreements and reverse repurchase agreements relating to marketable direct obligations issued or unconditionally guaranteed by the government of the United States of America or issued by any agency thereof and backed by the full faith and credit of the United States of America, in each case maturing within one year from the date of acquisition; provided that the terms of such agreements comply with the guidelines set forth in the Federal Financial Agreements of Depository Institutions With Securities Dealers and Others, as adopted by the Comptroller of the Currency on October 31, 1985.

                 "Cash Flow" for any period means the Consolidated Net Income of PAAC, the Company and the Restricted Subsidiaries for such period, plus the following to the extent included in calculating such Consolidated Net Income:
(i) Consolidated Interest Expense, (ii) income tax expense and (iii) depreciation, depletion and amortization expense.

                 "Change of Control" means the occurrence of any of the following: (i) a "person" or "group" (as such terms are used in Sections 14(d)(2) and 13(d)(3), respectively, of the Exchange Act), other than Substantial Shareholders, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act) of at least 50% of the outstanding voting power of the fully diluted Voting Stock of Pioneer or PAAC, (ii) the adoption of a plan relating to the liquidation or dissolution of Pioneer or PAAC, (iii) the merger, amalgamation or consolidation of Pioneer or PAAC with or into another corporation with the effect that the stockholders of Pioneer or PAAC immediately prior to such merger, amalgamation or consolidation cease to be the "beneficial owners" (as defined in Rule 13d-3 under the Exchange Act) of 50% or more of the combined voting power of the securities of the surviving corporation of such merger, amalgamation or consolidation or the corporation resulting from such merger, amalgamation or consolidation ordinarily (and apart from rights arising under special circumstances) having the right to vote in the election of directors outstanding immediately after such merger, amalgamation or consolidation, (iv) during any period of two consecutive calendar years individuals who at the beginning of such period constituted the board of directors of Pioneer or PAAC (together with any new directors whose election by the board of directors of Pioneer or PAAC, or whose nomination for election by the shareholders of Pioneer or PAAC, was approved by a vote of a majority of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the directors of Pioneer or PAAC then in office or (v) the Company ceases to be a wholly-owned direct or indirect subsidiary of Pioneer or PAAC. Notwithstanding the foregoing, a Change of Control shall not be deemed to have occurred under clause (v) above solely as a result of a merger, amalgamation, consolidation or similar arrangement of the Company with or into Pioneer or PAAC provided that such merger, amalgamation, consolidation or similar arrangement is permitted by Article Eight of this Indenture.

                 "Closing Date" means November 5, 1997, the date of consummation of the offering and sale of the Initial Securities.

                 "Code" means the Internal Revenue Code of 1986, as amended.

                 "Collateral" means, collectively, (a) first priority liens on and security interests in substantially all tangible and intangible property and assets used in the North American chlor-alkali business of the Company, PCI Carolina and Pioneer Licensing (other than interests in "Obligor Collateral" as defined in the Revolving Credit Agreement (which for purposes of this definition, shall mean the Revolving Credit Agreement as in effect on the date hereof)) including, but not limited to the Company's interest in owned and leased facilities (including real property, buildings, fixtures and certain equipment) at Becancour, Quebec; Dalhousie, New Brunswick; Cornwall, Ontario; Mississauga, Ontario and Point Tupper, Nova Scotia and any Collateral as defined in the Intercreditor Agreement and (b) upon the granting thereof by PCAC to the Collateral Agent in accordance with the provisions of Section 1401(b) hereof, the St. Gabriel Pipeline Lien.

                 "Collateral Agent" means United States Trust Company of New York, as collateral agent under this Indenture, the Term Loan Agreement and the Intercreditor Agreement, and any successor thereto.

                 "Collateral Proceeds" has the meaning specified in Section 1009 of this Indenture.

                 "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or if at any time after the execution of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

                 "Company" means PCI Chemicals Canada Inc., a corporation incorporated under the laws of New Brunswick, until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

                 "Company Common Stock" means the common shares, par value $.01 share, of the Company.

                 "Company Request" or "Company Order" means a written request or order signed in the name of the Company by any one of its Chairman of the Board of Directors, its President or a Vice President (regardless of vice presidential designation), and by any one of its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee.

                 "Consolidated Cash Flow Coverage Ratio" as of any date of determination means the ratio of (i) the aggregate amount of Cash Flow for the period of the most recent four consecutive fiscal quarters for which internal financial statements are available prior to the date of such determination to
(ii) Consolidated Interest Expense for such four fiscal quarters of the Company, PAAC and the Restricted Subsidiaries; provided, however, that (A) if the Company, PAAC or any Restricted Subsidiary has incurred any Indebtedness since the beginning of such period that remains outstanding or if the transaction giving rise to the need to calculate the Consolidated Cash Flow Coverage Ratio is an incurrence of Indebtedness, or both, Cash Flow and Consolidated Interest Expense for such period shall be calculated after giving effect on a pro forma basis to such Indebtedness as if such Indebtedness had been issued on the first day of such period and the discharge of any other Indebtedness repaid, repurchased, defeased or otherwise discharged with the proceeds of such new Indebtedness as if such discharge had occurred on the first day of such period, (B) if since the beginning of such period the Company, PAAC or any Restricted Subsidiary has made any Asset Sale, the Cash Flow for such period shall be reduced by an amount equal to the Cash Flow (if positive), directly attributable to the assets which are the subject of such Asset Sale for such period, or increased by an amount equal to the Cash Flow (if negative), directly attributable thereto for such period and Consolidated Interest Expense for such period shall be reduced by an amount equal to the Consolidated Interest Expense directly attributable to any Indebtedness of the Company, PAAC or any Restricted Subsidiary repaid, repurchased, defeased or otherwise discharged with respect to the Company, PAAC and the continuing Restricted Subsidiaries in connection with any such sale or other disposition for such period (or, if the Capital Stock of any Subsidiary of the Company or PAAC is sold, the Consolidated Interest Expense for such period directly attributable to the Indebtedness of such Subsidiary of the Company or PAAC to the extent the Company, PAAC and the continuing Restricted Subsidiaries are no longer liable for such Indebtedness after such sale), (C) if since the beginning of such period the Company, PAAC or any Restricted Subsidiary (by merger or otherwise) has made an Investment in any Restricted Subsidiary (or any Person which becomes a Restricted Subsidiary) or an acquisition of assets, including any acquisition of assets occurring in connection with a transaction causing a calculation to be made under this Indenture, which constitutes all or substantially all of an operating unit of a business, Cash Flow and Consolidated Interest Expense for such period shall be calculated after giving pro forma effect thereto (including the incurrence of any Indebtedness) as if such Investment or acquisition occurred on the first day of such period and (D) in making such computation, Consolidated Interest Expense attributable to any Indebtedness incurred under any revolving credit facility shall be computed based on the average daily balance of such Indebtedness during such period. For purposes of this definition, whenever pro forma effect is to be given to an acquisition of assets, the amount of income or earnings relating thereto, and the amount of Consolidated Interest Expense associated with any Indebtedness incurred in connection therewith, the pro forma calculations shall be determined in good faith by a responsible financial or accounting officer of the Company. If any Indebtedness bears a floating rate of interest and is being given pro forma effect, the interest on such Indebtedness shall be calculated as if the rate in effect on the date of determination had been the applicable rate for the entire period.

                 "Consolidated Interest Expense" means, for any period, interest expense of the Company, PAAC and the consolidated Restricted Subsidiaries, excluding amortization of any deferred financing fees, plus, to the extent not included in such interest expense, (i) interest expense attributable to Capitalized Lease Obligations, (ii) amortization of debt discount and debt issuance cost, (iii) capitalized interest, (iv) non-cash interest expense, (v) commissions, discounts and other fees and charges owed with respect to letters of credit and bankers' acceptance financing, (vi) interest actually paid by the Company, PAAC or any such Restricted Subsidiary under any guarantee of Indebtedness or other obligation of any other Person,
(vii) net costs associated with Hedging Obligations (including amortization of fees), (viii) Preferred Stock dividends in respect of all Redeemable Stock of the Company or PAAC held by Persons other than the Company, PAAC or a Wholly-Owned Restricted Subsidiary of PAAC and (ix) the cash contributions to any employee stock ownership plan or similar trust to the extent such contributions are used by such plan or trust to pay interest or fees to any Person (other than the Company or PAAC) in connection with loans incurred by such plan or trust to purchase newly issued or treasury shares of the Capital Stock of the Company or PAAC.

                 "Consolidated Net Income" means, for any period, and as to any Person, the aggregate Net Income of such Person and its Subsidiaries (other than, in the case of the Company or PAAC, the Unrestricted Subsidiaries) for such period determined in accordance with GAAP; provided that (i) the Net Income of any Person which is not a Subsidiary of such Person but which is consolidated with such Person or is accounted for by such Person by the equity method of accounting shall be included only to the extent of the amount of cash dividends or cash distributions paid to such Person or a wholly-owned Restricted Subsidiary of such Person (other than, in the case of the Company or PAAC, the Unrestricted Subsidiaries), (ii) the Net Income of any Person acquired by such Person or a Subsidiary of such Person in a pooling of interests transaction for any period prior to the date of such acquisition shall be excluded, (iii) the Net Income of any Subsidiary of such Person that is subject to restrictions, direct or indirect, on the payment of dividends or the making of distributions to such Person shall be excluded to the extent of such restrictions, (iv) the Net Income of (A) any Unrestricted Subsidiary and (B) any Subsidiary of the Company or PAAC less than 80% of whose securities having the right (apart from the right under special circumstances) to vote in the election of directors are owned by the Company, PAAC or the Wholly-Owned Restricted Subsidiaries of PAAC shall be included only to the extent of the amount of cash dividends or cash distributions actually paid by such Subsidiary to the Company, PAAC or a Wholly-Owned Restricted Subsidiary of PAAC, (v) in the case of the Company or PAAC, the Net Income attributable to any business, properties or assets acquired (by way of merger, consolidation, purchase or otherwise) by the Company, PAAC or any Restricted Subsidiary for any period prior to the date of such acquisition shall be excluded, (vi) all extraordinary gains and losses, and any gain or loss realized upon the termination of any employee pension benefit plan, in respect of dispositions of assets other than in the ordinary course of business and any one-time increase or decrease to Net Income which is required to be recorded because of the adoption of new accounting policies, practices or standards required by GAAP (together, in each case, with any provision for taxes) shall be excluded, and (vii) all amounts of "other income, net" classified as such on one or more lines of such Person's statement of operations, in accordance with GAAP, net of applicable income taxes, shall be excluded from such Person's aggregate Net Income; provided that in the case of the Company or PAAC the foregoing exclusion shall not apply to cash dividends or cash distributions paid to PAAC in respect of PAAC's indirect equity interest in Saguaro Power Company, a Limited Partnership, to the extent included in clause (i) of this definition.

                 "Consolidated Net Worth" means, for any Person, the total of the amounts shown on the balance sheet of such Person and its consolidated Subsidiaries (other than, in the case of the Company or PAAC, the Unrestricted Subsidiaries), determined on a consolidated basis without duplication in accordance with GAAP, as of the end of the most recent fiscal quarter of such Person ending at least 45 days prior to the taking of any action for the purpose of which the determination is being made, as (i) the amount of Capital Stock (other than Redeemable Stock) plus (ii) the amount of surplus and retained earnings (or, in the case of a surplus or retained earnings deficit, minus the amount of such deficit).

                 "Contingent Payment Agreement" means the Contingent Payment Agreement dated as of April 20, 1995 among Pioneer, PAAC and the Sellers named therein.

                 "Corporate Trust Office" means the office of the Trustee or an affiliate or agent thereof at which at any particular time the corporate trust business for the purposes of this Indenture shall be principally administered, which office at the date of execution of this Indenture is located at 114 West 47th Street, New York, New York 10036-1532, Attention: Corporate Trust Division.

                 "Credit Facility" means any revolving credit facility or similar arrangement that makes credit available entered into by and among the Company, PAAC and/or any Guarantor and the lending institutions party thereto, including any credit agreement, related notes, guarantees, collateral documents, instruments and agreements executed in connection therewith, and in each case as amended, modified, renewed, refunded, replaced or refinanced from time to time.

                 "Default" means any event which is, or after notice or passage of any time or both would be, an Event of Default.

                 "Depositary" means The Depository Trust Company, its nominees and their respective successors.

                 "Eligible Investments" means, (i) securities issued or directly and fully guaranteed or insured by Canada or the United States of America or any agency or instrumentality thereof (provided that the full faith and credit of Canada or the United States of America is pledged in support thereof) having maturities of not more than 90 days from the date of acquisition, (ii) time deposits and certificates of deposit with maturities of not more than 90 days from the date of acquisition, of any commercial banking institution to which the Bank Act (Canada) applies that is a member of the Federal Reserve System having capital and surplus in excess of $500,000,000, whose debt has a rating at the time of any such investment of at least "A-2" or the equivalent thereof by S&P or at least "P-2" or the equivalent thereof by Moody's or any bank or financial institution party to the Term Loan Agreement, the Existing Term Facility or the Revolving Credit Agreement, (iii) fully secured repurchase obligations with a term of not more than seven days for underlying securities of the types described in clause (i) entered into with any bank or financial institution meeting the qualifications specified in clause (ii) above, (iv) commercial paper issued by any commercial banking institution to which the Bank Act (Canada) applies or that is a member of the Federal Reserve System having capital and surplus in excess of $500,000,000 and commercial paper or master notes of issuers, rated at the time of any such investment at least "A-2" or the equivalent thereof by S&P or at least "P-2" or the equivalent thereof by Moody's or any bank or financial institution party to the Term Loan Agreement, the Existing Term Facility or the Revolving Credit Agreement, and in each case maturing within 270 days after the date of acquisition, and (v) any shares in an open-end mutual fund organized by a bank or financial institution having combined capital and surplus of at least $500,000,000 investing solely in investments permitted by the foregoing clauses
(i), (ii) and (iv).

                 "Equity Interests" means shares, interests, participations or other equivalents (however designated) of Capital Stock and all warrants, options or other rights to acquire Capital Stock (but excluding any debt security which is convertible into, or exchangeable for, Capital Stock).

                 "Equity Offering" means an offering of Equity Interests (other than Redeemable Stock) of any Person made on a primary basis by such Person (including a rights offering to existing stockholders of such Person), which yields gross proceeds to such Person of $15,000,000 or more.

 "Event of Default" has the meaning specified in Article Five of this Indenture.

                 "Excess Land" means certain real property adjoining the sites of PCAC's Henderson, Nevada and St. Gabriel, Louisiana plants and the Mojave, California property owned by Imperial West that is not used in the business conducted at such sites, which real property is referred to and defined in the Contingent Payment Agreement as the "Subject Parcels."

                 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                 "Exchange Notes" means Securities issued pursuant to any Exchange Offer Registration Statement and guaranteed by the Guarantors.

                 "Exchange Offer" means the offer which may be made by the Company pursuant to the Registration Rights Agreement to exchange the Initial Securities for the Exchange Notes.

                 "Exchange Offer Registration Statement" means the registration statement to be filed by the Company and the Guarantors with the Commission with respect to an offer to exchange the Securities for another series of senior secured notes of the Company and guarantees by the Guarantors registered under the Securities Act with substantially identical terms to the Initial Securities.

                 "Execution Date" means October 30, 1997, the date of the execution of this Indenture, the Intercreditor Agreement and certain of the Security Documents.

                 "Existing Affiliate Agreements" means (i) agreements between PAI or any of its subsidiaries and Saguaro Power Company, a Limited Partnership, relating to the delivery of steam and other services, existing on the Execution Date and listed on Schedule 1 hereto, (ii) the Tax Sharing Agreement and (iii) agreements between PAI or any of its subsidiaries and Basic Investments, Inc. relating to the delivery of water and power, power transmission services, and other services, existing on the Execution Date and listed on Schedule 1 hereto and (iv) any other agreements with affiliates of the Company or PAAC, existing on the Execution Date and listed on Schedule 1 hereto.

                 "Existing Indebtedness" means all Indebtedness (other than Indebtedness outstanding under the Term Loan Agreement and the Revolving Credit Agreement) of the Company, PAAC or any Restricted Subsidiary existing on the Execution Date and listed on Schedule 2 hereto.

                 "Existing Senior Secured Indenture" means the indenture dated as of June 17, 1997, among PAAC, PAI, PCAC, Imperial West, All-Pure, Black Mountain, All Pure Chemical Northwest, Inc., Pioneer Chlor Alkali International, Inc., G.O.W. Corporation, Pioneer (East), Inc., T.C. Holdings, Inc., T.C. Products, Inc. and United States Trust Company of New York, as trustee, including and together with any and all related notes, guarantees, instruments and agreements executed in connection therewith, as such indenture and/or related documents may be amended, restated, supplemented, renewed, replaced or otherwise modified from time to time.

                 "Existing Senior Secured Notes" means PAAC's 9 1/4% Senior Secured Notes due 2007, representing an aggregate principal amount of up to $200,000,000 issued pursuant to the Existing Senior Secured Indenture, as such Existing Senior Secured Notes may be exchanged, replaced, amended, restated, supplemented or otherwise modified from time to time.

                 "Existing Term Facility" means the loan agreement dated as of June 17, 1997, among PAAC, the Term Loan Agent and the lenders named therein, including and together with any and all related notes, guarantees, instruments and agreements executed in connection therewith, as such loan agreement and/or related documents may be amended, restated, supplemented, renewed, replaced or otherwise modified from time to time.

                 "Fair Market Value" means, with respect to any asset or property, the price which could be negotiated in an arm's-length transaction, for cash, between a willing seller and a willing buyer, neither of whom is under undue pressure or compulsion to complete the transaction. Fair Market Value shall be determined by a majority of the members of the Board of Directors, and a majority of the disinterested members of such Board of Directors, if any, acting in good faith and shall be evidenced by a duly and properly adopted resolution of the Board of Directors.

                 "GAAP" means generally accepted accounting principles in the United States of America set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as approved by a significant segment of the accounting profession, which are in effect from time to time.

                 "Guarantee" means the guarantee by any Guarantor of the Company's Indenture Obligations pursuant to a guarantee given in accordance with this Indenture, including, without limitation, the Guarantees by the Guarantors included in Article Thirteen of this Indenture and any Guarantee delivered pursuant to Section 1019 hereof.

                 "Guarantor" means the entities listed as Guarantors in this Indenture or any other guarantor of the Indenture Obligations.

                 "Hedging Obligations" means the obligations of any Person or entity pursuant to any swap or cap agreement, exchange agreement, collar agreement, option, futures or forward hedging contract, derivative instrument or other similar agreement or arrangement designed to protect such Person or entity against fluctuations in interest rates or foreign exchange rates or the price of raw materials and other chemical products used or produced in the Company's or PAAC's business, as the case may be.

                 "Holder" means a Person in whose name a Security is registered in the Security Register.

                 "ICI" means Imperial Chemical Industries PLC, a United Kingdom corporation, and any successor thereto.

                 "ICI Americas" means ICI Americas Inc., a Delaware corporation, and any successor thereto.

                 "ICI Canada" means ICI Canada, Inc., a Canadian corporation, and any successor thereto.

                 "Imperial West" means Imperial West Chemical Co., a Nevada corporation, and any successor thereto.

                 "incur" has the meaning ascribed in Section 1008 hereof; provided that (a) with respect to any Indebtedness of the Company, PAAC or any Restricted Subsidiary that is owing to the Company, PAAC or another Restricted Subsidiary, any disposition, pledge or transfer of such Indebtedness to any Person (other than the Company, PAAC or a Wholly-Owned Restricted Subsidiary of
PAAC) shall be deemed to be an incurrence of such Indebtedness and (b) with respect to any Indebtedness of the Company, PAAC or a Restricted Subsidiary that is owing to another Restricted Subsidiary, any transaction pursuant to which a Wholly-Owned Restricted Subsidiary of PAAC to which such Indebtedness is owing ceases to be a Wholly-Owned Restricted Subsidiary of PAAC shall be deemed to be an incurrence of such Indebtedness, and provided, further that any Indebtedness of a Person existing at the time such Person becomes a Restricted Subsidiary shall be deemed to be incurred by such Restricted Subsidiary at the time it becomes a Restricted Subsidiary. The term "incurrence" has a corresponding meaning.

                 "Indebtedness" of any Person means, without duplication, all liabilities with respect to (i) indebtedness for money borrowed or which is evidenced by a bond, debenture, note or other similar instrument or agreement, but excluding trade credit evidenced by any such instrument or agreement; (ii) reimbursement obligations, letters of credit and bankers' acceptances; (iii) indebtedness with respect to Hedging Obligations; (iv) Capitalized Lease Obligations; (v) indebtedness, secured or unsecured, created or arising in connection with the acquisition or improvement of any property or asset or the acquisition of any business; (vi) all indebtedness secured by any Lien upon property owned by such Person and all indebtedness secured in the manner specified in this clause even if such Person has not assumed or become liable for the payment thereof; (vii) all indebtedness of such Person created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person or otherwise representing the deferred and unpaid balance of the purchase price of any such property, including all indebtedness created or arising in the manner specified in this clause even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property; (viii) guarantees, direct or indirect, of any indebtedness of other Persons referred to in clauses (i) through (vii) above, or of dividends or leases, taxes or other obligations of other Persons, excluding any guarantee arising out of the endorsement of negotiable instruments for collection in the ordinary course of business; (ix) contingent obligations in respect of, or to purchase or otherwise acquire or be responsible or liable for, through the purchase of products or services, irrespective of whether such products are delivered or such services are rendered, or otherwise, any such indebtedness referred to in clauses (i) through (vii) above; (x) any obligation, contingent or otherwise, arising under any surety, performance or maintenance bond; and (xi) Redeemable Stock of the Company or PAAC valued at the greater of its voluntary or involuntary maximum fixed repurchase price plus accrued and unpaid dividends; which indebtedness, Capitalized Lease Obligation, guarantee or contingent or other obligation such Person has directly or indirectly created, incurred, assumed, guaranteed or otherwise become liable or responsible for, whether then outstanding or thereafter created in the case of clauses (i) through (x) above, to the extent any of the foregoing indebtedness (other than letters of credit and Hedging Obligations) would appear as a liability on the balance sheet of such Person in accordance with GAAP. For purposes of the foregoing definition, the "maximum fixed repurchase price" of any Redeemable Stock which does not have a fixed repurchase price shall be calculated in accordance with the terms of such Redeemable Stock as if such Redeemable Stock were purchased on any date on which Indebtedness is required to be determined pursuant to this Indenture. As used herein, Indebtedness with respect to any Hedging Obligation means, with respect to any specified Person on any date, the net amount (if any) that would be payable by such specified Person upon the liquidation, close-out or early termination on such date of such Hedging Obligation. For purposes of the foregoing, any settlement amount payable upon the liquidation, close-out or early termination of a Hedging Obligation shall be calculated by the Company in good faith and in a commercially reasonable manner on the basis that such liquidation, close-out or early termination results from an event of default or other similar event with respect to such specified Person. Any reference in this definition to indebtedness shall be deemed to include any renewals, extensions and refundings of any such indebtedness or any indebtedness issued in exchange for such indebtedness.

                 "Indenture Obligations" means the obligations of the Company and any other obligor under this Indenture or under the Securities, including any Guarantor, to pay principal, premium, if any, interest and Liquidated Damages, if any, when due and payable, and all other amounts due or to become due under or in connection with this Indenture (including, without limitation, all sums due to the Trustee pursuant to Section 606 hereof), the Securities and the performance of all other obligations to the

Trustee and the Holders under this Indenture and the Securities, according to the terms hereof and thereof.

                 "Independent Director" means a director of the Company and/or PAAC other than a director (i) who (apart from being a director of the Company, PAAC or any of its Subsidiaries) is an employee, insider, associate or Affiliate of the Company, PAAC or any of their Subsidiaries or has held any such position during the previous year or (ii) who is a director, an employee, insider, associate or Affiliate of another party to the transaction in question.

                 "Initial Purchasers" means Donaldson, Lufkin & Jenrette Securities Corporation and Salomon Brothers Inc.

                 "Initial Securities" means the Securities issued on the Closing Date and guaranteed by the Guarantors.

                 "Insurance Proceeds" has the meaning specified in each Mortgage.

                 "Intercreditor Agreement" means the Intercreditor and Collateral Agency Agreement dated as of October 30, 1997 among the Company, PAAC, PAI, the Trustee, the Term Loan Agent, the Bank of America Trust and Savings Association, as agent under the Revolving Credit Agreement and the Collateral Agent.

                 "Intercreditor Collateral Account" means the Collateral Account as defined in the Intercreditor Agreement.

                 "Interest Payment Date" means the Stated Maturity of an installment of interest on the Securities.

                 "Investment" means any direct or indirect advance, loan, other extension of credit or capital contribution (by means of any transfer of cash or other property to others or any payment for property or services for the account or use of others) to, purchase or acquisition of Equity Interests, bonds, notes, debentures or other securities of, or purchase or other acquisition of all or a substantial part of the business, Equity Interests or other evidence of beneficial ownership of, or any other investment in or guarantee of any Indebtedness of, any Person or any other item that would be classified as an investment on a balance sheet prepared in accordance with GAAP. Investments do not include advances to customers and suppliers in the ordinary course of business and on commercially reasonable terms. In the event the Company, PAAC or any Subsidiary of either sells or otherwise disposes of any Equity Interests of any direct or indirect Subsidiary of either such that, after giving effect to any such sale or disposition, such Person is no longer a Subsidiary of either, the Company, PAAC or such Subsidiary shall be deemed to have made an Investment on the date of any such sale or disposition equal to the Fair Market Value of the Equity Interests of such Subsidiary not sold or disposed of determined as provided in the final paragraph of Section 1006 hereof.

                 "Kemwater" means Kemwater North America Company, a Delaware corporation, and any successor thereto.

                 "Lien" means any mortgage, pledge, lien, security interest, charge or encumbrance of any kind (including any conditional sale or other title retention agreement and any lease in the nature thereof).

                 "Liquidated Damages" means all liquidated damages owing to the Holders pursuant to the Registration Rights Agreement.

                 "Majority Holders" has the meaning specified in the Intercreditor Agreement.

                 "Maturity" when used with respect to any Security means the date on which the principal of such Security becomes due and payable as therein provided or as provided in this Indenture, whether at Stated Maturity, the Asset Sale Purchase Date, the Change of Control Payment Date, or the Redemption Date and whether by declaration of acceleration, Change of Control, call for redemption or otherwise.

                 "Moody's" means Moody's Investors Service, Inc. or any successor rating agency.

                 "Mortgage" means each mortgage, deed of trust, pledge, debenture, debenture pledge, hypothec or similar security instrument which from time to time affects any property that secures the Company's obligations in respect of this Indenture and its guarantee under the Term Loan Agreement, the obligations of any Guarantor in respect of its Guarantee under this Indenture, or the obligations of PAI or any other Guarantor under the Term Loan Agreement and Term Loan Notes and guarantees thereof issued under or in connection with the Term Loan Agreement, as such instruments may be amended, supplemented or otherwise modified from time to time.

                 "Mortgaged Property" means the Collateral specified in each Mortgage.

                 "Net Award" has the meaning specified in each Mortgage.

                 "Net Cash Proceeds" means, with respect to any issuance or sale of Equity Interests or debt securities that have been converted into or exchanged for Equity Interests, as referred to under Section 1006 hereof, the proceeds of such issuance or sale in the form of cash or cash equivalents, net of attorneys' fees, accountants' fees and brokerage, consultation, underwriting and other fees and expenses actually incurred in connection with such issuance or sale and net of taxes paid or payable as a result thereof.

                 "Net Income" of any Person, for any period, means the net income (loss) of such Person and its subsidiaries (other than, in the case of the Company or PAAC, the Unrestricted Subsidiaries) determined in accordance with GAAP.

                 "Net Proceeds" means the aggregate cash proceeds received by the Company, PAAC or any of the Restricted Subsidiaries in respect of any Asset Sale (including, without limitation, the proceeds of insurance paid on account of the loss of or damage to any property, or compensation or other proceeds for any property taken by condemnation, eminent domain or similar proceedings, and any non-cash consideration received by the Company, PAAC or any Restricted Subsidiary from any Asset Sale that is converted into or sold or otherwise disposed of for cash within 90 days after the relevant Asset Sale), net of (i) the direct costs relating to such Asset Sale (including, without limitation, legal, accounting and investment banking fees and sales commissions), (ii) any taxes paid or payable as a result thereof, (iii) all amounts required to be applied to the repayment of, or representing the amount of permanent reductions in the commitments relating to, Indebtedness secured by a Lien on the asset or assets the subject of such Asset Sale which Lien is permitted pursuant to the terms of this Indenture, (iv) any reserve for adjustment in respect of the sale price of such asset or assets required by GAAP, (v) all distributions and other payments required to be made (including any amounts held pending distribution) to minority interest holders in Subsidiaries of the Company or PAAC or joint ventures as a result of such Asset Sale, and (vi) all payments due under Existing Affiliate Agreements arising out of an Asset Sale. The amount of any taxes required to be accrued as a liability under GAAP as a consequence of an Asset Sale shall be the amount thereof as determined in good faith by the Board of Directors.

                 "New Credit Facilities" means the Term Loan Agreement and the Revolving Credit Agreement.

                 "Offering Memorandum" means the offering memorandum of the Company, dated October 22, 1997, in connection with the offer and sale of the Initial Securities.

                 "Officers' Certificate" means a certificate signed by the Chairman of the Board, Vice Chairman, the President or a Vice President (regardless of vice presidential designation), and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, of the Company or any Guarantor, as the case may be, and delivered to the Trustee.

                 "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Company, any of the Guarantors or the Trustee, unless an Opinion of Independent Counsel is required pursuant to the terms of this Indenture, and who shall be reasonably acceptable to the Trustee.

                 "Opinion of Independent Counsel" means a written opinion of counsel issued by someone who is not an employee or consultant of the Company or any Guarantor and who shall be reasonably acceptable to the Trustee.

                 "Outstanding" when used with respect to Securities means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

                 (a) Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

                 (b) Securities, or portions thereof, for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders; provided that if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor reasonably satisfactory to the Trustee has been made;

                 (c) Securities, except to the extent provided in Sections 402 and 403 hereof, with respect to which the Company has effected defeasance or covenant defeasance as provided in Article Four; and

                 (d) Securities in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof reasonably satisfactory to it that such Securities are held by a bona fide purchaser in whose hands the Securities are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Company, any Guarantor, or any other obligor upon the Securities or any Affiliate of the Company, any Guarantor, or such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the reasonable satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company, any guarantor or any other obligor upon the Securities or any Affiliate of the Company, any Guarantor or such other obligor.

                 "PAAC" means Pioneer Americas Acquisition Corp., a Delaware corporation, and any successor thereto.

                 "PAI" means Pioneer Americas, Inc., a Delaware corporation, and any successor thereto.

                 "Paying Agent" means any person authorized by the Company to pay the principal of, premium, if any, interest or Liquidated Damages, if any, on any Securities on behalf of the Company.

                 "PCAC" means Pioneer Chlor Alkali Company, Inc., a Delaware corporation, and any successor thereto.

                 "PCI Carolina" means PCI Carolina, Inc., a Delaware corporation, and any successor thereto.

                 "Permitted Indebtedness" means, collectively, the following:

                 (a) Indebtedness of the Company evidenced by the Initial Securities, the Exchange Notes and Indebtedness of any Guarantor evidenced by the Guarantees with respect thereto;

                 (b) Indebtedness of PAI evidenced by the Term Loan Notes and Indebtedness of the Company, PAAC or any Restricted Subsidiary evidenced by the guarantees with respect to the Term Loan Notes.

                 (c) Indebtedness of the Company, PAAC or any Restricted Subsidiary constituting Existing Indebtedness and any extension, deferral, renewal, refinancing or refunding thereof;

                 (d) Indebtedness of the Company, PAAC or any Restricted Subsidiary incurred under one or more Credit Facilities in an aggregate principal amount at any one time outstanding not to exceed the Borrowing Base at the time such Indebtedness was incurred, less the aggregate amount of all permanent repayments of revolving loans under such Credit Facilities made in accordance with Section 1009(b)(i) hereof.

                 (e) Capitalized Lease Obligations of the Company, PAAC or any Restricted Subsidiary and Indebtedness of the Company, PAAC or any Restricted Subsidiary secured by Liens that secure the payment of all or part of the purchase price of assets or property acquired or constructed in the ordinary course of business after the Closing Date; provided, however, that the aggregate principal amount of such Capitalized Lease Obligations plus such Indebtedness of the Company, PAAC and all of the Restricted Subsidiaries does not exceed $10,000,000 outstanding at any time;

                 (f) Indebtedness of the Company to PAAC, or of the Company or PAAC to any Restricted Subsidiary, or of PAAC to the Company or any Restricted Subsidiary or of any Restricted Subsidiary to the Company, PAAC or another Restricted Subsidiary (but only so long as such Indebtedness is held by the Company, PAAC or a Restricted Subsidiary);

                 (g) Indebtedness under Hedging Obligations, provided, however, that, in the case of foreign currency exchange or similar agreements which relate to other Indebtedness, such agreements do not increase the Indebtedness of the Company, PAAC or any Restricted Subsidiary outstanding other than as a result of fluctuations in foreign currency exchange rates, and in the case of interest rate protection agreements, only if the notional principal amount of such interest rate protection agreement does not exceed the principal amount of the Indebtedness to which such interest rate protection agreement relates;

                 (h) Indebtedness in respect of performance, completion, guarantee, surety and similar bonds, banker's acceptances or letters of credit provided by the Company, PAAC or any Restricted Subsidiary in the ordinary course of business;

                 (i) In addition to any Indebtedness otherwise permitted to be Incurred under this Indenture, up to $10,000,000 aggregate principal amount of Indebtedness at any one time outstanding; and

                 (j) Any refinancing, refunding, deferral, renewal or extension (each, a "Refinancing") of any Indebtedness of the Company, PAAC or any Restricted Subsidiary permitted by the initial paragraph of
         Section 1008 hereof or described in
         clauses (a) and (b) of this definition (the "Refinancing Indebtedness"); provided, however, that (i) such Refinancing Indebtedness does not exceed the aggregate principal amount of Indebtedness so refinanced, plus the amount of any premium required to be paid in connection with such Refinancing in accordance with the terms of such Indebtedness or the amount of any premium reasonably determined by the Board of Directors as necessary to accomplish such Refinancing, plus the amount of reasonable and customary out-of-pocket fees and expenses payable in connection therewith, (ii) the Refinancing Indebtedness does not provide for any mandatory redemption, amortization or sinking fund requirement in an amount greater than or at a time prior to the amounts and times specified in the Indebtedness being refinanced, refunded, deferred, renewed or extended and (iii) if the Indebtedness being refinanced, refunded, deferred, renewed or extended is subordinated to the Securities, the Refinancing Indebtedness incurred to refinance, refund, defer, renew or extend such Indebtedness is subordinated in right of payment to the Securities on terms at least as favorable to the Holders as those contained in the documentation governing the Indebtedness being so refinanced, refunded, deferred, renewed or extended.

                 "Permitted Investment" means (i) any Eligible Investment, (ii) any Investment in the Company, (iii) Investments in existence on the Closing Date, and any such Investment in Basic Investments, Inc., Basic Land Company, Basic Management, Inc., Basic Water Company or Victory Valley Land Company, L.P. which has been reclassified or converted into an alternate form of Investment in the same or a successor entity, (iv) intercompany notes permitted under clause (f) of the definition of "Permitted Indebtedness" herein, (v) Investments in any Wholly-Owned Restricted Subsidiary of PAAC or any Person which, as a result of such Investment, becomes a Wholly-Owned Restricted Subsidiary of PAAC; provided that such Wholly-Owned Restricted Subsidiary of PAAC is engaged in a Related Business, and (vi) other Investments after the Closing Date in joint ventures, corporations, limited liability companies, partnerships or Unrestricted Subsidiaries engaged in a Related Business that do not at any one time outstanding exceed $5,000,000 ; provided that the amount of Investments pursuant to this clause (vi) shall be included in the calculation of Restricted Payments pursuant to Section 1006 hereof.

                 "Permitted Liens" means as of any particular time, any one or more of the following:

                 (a) Liens for taxes, rates and assessments not yet past due or, if past due, the validity of which is being contested in good faith by the Company, PAAC or any

         Restricted Subsidiary by appropriate proceedings promptly instituted and diligently conducted and against which the Company or PAAC has established appropriate reserves in accordance with GAAP;

                 (b) the Lien of any judgment rendered which is being contested in good faith by the Company, PAAC or any of the Restricted Subsidiaries by appropriate proceedings promptly instituted and diligently conducted and against which the Company or PAAC has established appropriate reserves in accordance with GAAP and which does not have a material adverse effect on the ability of the Company, PAAC and the Restricted Subsidiaries to operate their business or operations;

                 (c) other than in connection with Indebtedness, any Lien arising in the ordinary course of business (i) to secure payments of workers' compensation, unemployment insurance, pension or other social security or retirement benefits, or to secure the performance of bids, tenders, leases, progress payments, contracts (other than for the payment of money) or to secure public or statutory obligations of the Company, PAAC or any Restricted Subsidiary, or to secure surety or appeal bonds to which the Company, PAAC or any Restricted Subsidiary is a party, (ii) imposed by law dealing with materialmen's, supplier's, mechanics', workmen's, repairmen's, warehousemen's, landlords', vendors' or carriers' Liens created by law, or deposits or pledges which are not yet due or, if due, the validity of which is being contested in good faith by the Company, PAAC or any Restricted Subsidiary by appropriate proceedings promptly instituted and diligently conducted and against which the Company or PAAC has established appropriate reserves in accordance with GAAP, (iii) rights of financial institutions to setoff and chargeback arising by operation of law, and (iv) similar Liens;

                 (d) servitudes, licenses, easements, encumbrances, restrictions, rights-of-way and rights in the nature of easements or similar charges which shall not in the aggregate materially adversely impair the use of the subject property by the Company, PAAC or a Restricted Subsidiary;

                 (e) zoning and building by-laws and ordinances, municipal bylaws and regulations, and restrictive covenants, which do not materially interfere with the use of the subject property by the Company, PAAC or a Restricted Subsidiary as such property is used as of the Closing Date; and

                 (f) any extension, renewal, substitution or replacement (or successive extensions, renewals, substitutions or replacements), as a whole or in part, of any of the Liens referred to in clauses (a) through (e) of this definition or the Indebtedness secured thereby; provided that (i) such extension, renewal, substitution or replacement Lien is limited to that portion of the property or assets, now owned or hereafter acquired, that secured the Lien prior to such extension, renewal, substitution or replacement Lien and (ii) the Indebtedness secured by such Lien (assuming all available amounts were borrowed) at such time is not increased; and

                 (g) provisos, restrictions, limitations and reservations contained in any original grants from the Government of Canada, and any statutory limitations, exceptions, reservations and qualifications which will not in the aggregate materially adversely impair the use of the subject property by the Company, PAAC or a Restricted Subsidiary.

                 "Person" means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity.

                 "Pioneer" means Pioneer Companies, Inc., a Delaware corporation, and any successor thereto.

                 "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 308 hereof in exchange for a mutilated Security or in lieu of a lost, destroyed or stolen Security shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Security.

                 "Preferred Stock," as applied to the Equity Interests of any corporation, means stock of any class or classes (however designated) which is preferred over shares of stock of any other class of such corporation as to the distribution of assets on any voluntary or involuntary liquidation or dissolution of such corporation or as to dividends.

                 "Private Placement Legend" means the legend initially set forth on the Securities in the form set forth in the first paragraph of Section 202 hereof.

                 "QIB" means a "qualified institutional buyer" as defined in Rule 144A.

                 "Quebec Mortgage and Security Agreement" means a deed of hypothec executed by an authorized representative of the Company in respect of the Collateral located in Quebec, as amended, supplemented, amended and restated or otherwise modified from time to time.

                 "Real Property" means any interest in any real property or any portion thereof, whether owned in fee or leased or otherwise owned.

                 "Redeemable Stock" means any Equity Interest that by its terms or otherwise (i) is required to be redeemed prior to the maturity of the Securities, (ii) matures or is redeemable, in whole or in part, at the option of the Company, PAAC, any Subsidiary of either the Company or PAAC or the holder thereof or pursuant to a mandatory sinking fund at any time prior to the maturity of the Securities, or (iii) is convertible into or exchangeable for debt securities which provide for any scheduled payment of principal prior to the maturity of the Securities at the option of the issuer at any time prior to the maturity of the Securities, until the right to so convert or exchange is irrevocably relinquished.

                 "Redemption Date" when used with respect to any Security to be redeemed pursuant to any provision in this Indenture means the date fixed for such redemption by or pursuant to this Indenture.

                 "Redemption Price" when used with respect to any Security to be redeemed pursuant to any provision in this Indenture means the price at which it is to be redeemed pursuant to this Indenture.

                 "Registration Rights Agreement" means the Exchange and Registration Rights Agreement dated as of November 5, 1997, by and among the Company, the Guarantors and the Initial Purchasers, as the same may be modified and supplemented and in effect from time to time.

                 "Registration Statement" means a Registration Statement as defined and described in the Registration Rights Agreement.

                 "Regular Record Date" for the interest payable on any Interest Payment Date means the April 1 or October 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.

                 "Related Business" means any corporation or other entity engaged in, and any asset utilized in, the manufacture or distribution of chlorine, caustic soda, bleach, hydrochloric acid, iron and other chlorides and aluminum sulfate, and in lines of business reasonably related thereto.

                 "Resale Restriction Termination Date" means the date which is two years after the later of the date of original issue of the Securities and the last date on which the Company or any Affiliate of the Company was the owner of such Securities (or any predecessor thereto).

                 "Responsible Officer" when used with respect to the Trustee means any officer assigned to the Corporate Trust Office or the agent of the Trustee appointed hereunder, including any vice president, assistant vice president, assistant secretary, or any other officer or assistant officer of the Trustee or the agent of the Trustee appointed hereunder to whom any corporate trust matter is referred because of his or her knowledge of and familiarity with the particular subject.

                 "Restoration" has the meaning set forth in each Mortgage.

                 "Restricted Investment" means any Investment other than a Permitted Investment.

                 "Restricted Subsidiary" means (i) any Guarantor which is a Subsidiary of PAAC, (ii) any Subsidiary of PAAC in existence on the Closing Date to which any line of business or division (and the assets associated therewith) of the Company or any Guarantor are transferred after the Closing Date, (iii) any Subsidiary of the Company or PAAC organized or acquired after the Closing Date, unless such Subsidiary has been designated as an Unrestricted Subsidiary by a resolution of the Board of Directors as provided in the definition of "Unrestricted Subsidiary" and (iv) any Unrestricted Subsidiary which is designated as a Restricted Subsidiary by the Board of Directors; provided, that immediately after giving effect to any such designation (A) no Default or Event of Default has occurred and is continuing and (B) in the case of any designation referred to in clause (iii) or (iv) hereof, the Company could incur at least $1.00 of Indebtedness pursuant to the initial paragraph under Section 1008 hereof, on a pro forma basis taking into account such designation. The Company shall evidence any such designation to the Trustee by promptly filing with the Trustee an Officers' Certificate certifying that such designation has been made and complies with the requirements of the immediately preceding sentence. Notwithstanding any provision of this Indenture to the contrary, each Guarantor shall be a Restricted Subsidiary.

                 "Revolving Credit Agreement" means the Loan and Security Agreement dated as of June 17, 1997, among PAAC and Bank of America Trust and Savings Association, as agent and a lender, and the other lenders named therein, as amended, supplemented or amended and restated from time to time.

                 "Rule 144A" means Rule 144A under the Securities Act.

                 "St. Gabriel Pipeline" means the approximately seven-mile liquid chlorine pipeline which PCAC intends to construct from its plant in St. Gabriel, Louisiana to Geismar, Louisiana, including all leak and excavation detection systems and all other equipment, fixtures, improvements, licenses, permits, approvals, warranties, contract rights, leases, access agreements and other real property interests owned or acquired by PCAC in connection therewith (not including any "Mortgaged Property" as such term is defined in the Existing Senior Secured Indenture), together with all insurance proceeds and condemnation awards related thereto and all rents, issues, profits and proceeds thereof.

                 "St. Gabriel Pipeline Lien" has the meaning specified in
Section 1401(b) of this Indenture.

                 "S&P" means Standard & Poor's Ratings Group or any successor rating agency.

                 "Sale and Leaseback Transaction" with respect to any Person, means any arrangement with another Person for the leasing of any real or tangible personal property, which property has been or is to be sold or transferred by such Person to such other Person in contemplation of such leasing.

                 "Secured Indebtedness" means any Senior Indebtedness (other than the Securities) which by its terms is secured, and by the terms of this Indenture is permitted to be secured, by Liens on the Collateral.

                 "Securities" means any of the securities, as defined in the first paragraph of the recitals hereof, that are authenticated and delivered under this Indenture. For all purposes of this Indenture, the term "Securities" shall include any Exchange Notes to be issued and exchanged for any Initial Securities pursuant to the Registration Rights Agreement and this Indenture and, for purposes of this Indenture, all Initial Securities and Exchange Notes shall vote together as one series of securities under this Indenture.

                 "Securities Act" means the Securities Act of 1933, as amended.

                 "Security Documents" means (i) each Mortgage, (ii) the Intercreditor Agreement, (iii) the documentation relating to the Intercreditor Collateral Account, and (iv) all security agreements, mortgages, deeds of trust, hypothecs, debentures, debenture pledges, bonds, bond pledges, pledge agreements, collateral assignments or any other instrument, including without limitation, the Pipeline Security Documents, evidencing or creating any security interest or lien in favor of the Collateral Agent for its own account and for the account of the Trustee and Holders in all or any portion of the Collateral, as the case may be, in each case as amended, supplemented or otherwise modified from time to time.

                 "Security Register" and "Security Registrar" have the respective meanings specified in Section 305 hereof.

                 "Seller Notes" means the subordinated installment notes of Pioneer issued in connection with the acquisition by Pioneer of PAI.

                 "Senior Indebtedness" means the principal of, premium, if any, and interest on any Indebtedness of the Company, PAAC or the Restricted Subsidiaries, whether outstanding on the Closing Date or thereafter incurred as permitted herein, unless, in the case of any particular Indebtedness, the agreement or instrument creating or evidencing the same or pursuant to which the same is outstanding expressly provides that such Indebtedness is junior or subordinated in right of payment to any item of Indebtedness of the Company, PAAC or the Restricted Subsidiaries. Without limiting the generality of the foregoing, "Senior Indebtedness" includes the principal of, premium, if any, and interest and all other obligations of every nature of the Company, PAAC or any Restricted Subsidiary from time to time owed to the lenders (or their agents) under the New Credit Facilities, the Existing Term Facility and the Existing Senior Secured Indenture, as the case may be. Notwithstanding the foregoing, "Senior Indebtedness" does not include (i) in the case of the obligation of the Company in respect of each Security, the obligation of the Company in respect of the other Securities, (ii) any liability for foreign United States Federal, state or local, Canadian federal, provincial or local or other taxes owed or owing by the Company, PAAC or any Restricted Subsidiary to the extent that such liability constitutes Indebtedness, (iii) Indebtedness of the Company to PAAC or any Restricted Subsidiary or of any Restricted Subsidiary to the Company, PAAC or another Restricted Subsidiary, (iv) that portion of any Indebtedness which at the time of issuance is issued in violation of this Indenture and (v) Indebtedness and amounts incurred in connection with obtaining goods, materials or services in the ordinary course of business (other than such Indebtedness which is owed to banks and other financial institutions or secured by the goods or materials which were purchased with such Indebtedness).

                 "Shelf Registration Statement" means any registration statement filed by the Company and the Guarantors with the

Commission pursuant to the Registration Rights Agreement, other than an Exchange Offer Registration Statement.

                 "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 309 hereof.

                 "Stated Maturity" when used with respect to any Indebtedness or any installment of interest thereon, means the date specified in such Indebtedness as the fixed date on which the principal of such Indebtedness or such installment of interest is due and payable.

                 "Subordinated Indebtedness" means Indebtedness of the Company, PAAC or any Guarantor subordinated in right of payment to the Securities or any Guarantee, as the case may be.

                 "Subsidiary" means, with respect to any Person, (i) any corporation of which the outstanding Capital Stock having at least a majority of the votes entitled to be cast in the election of directors, under ordinary circumstances, is at the time owned, directly or indirectly, by such Person, by such Person and one or more of its Subsidiaries or by one or more of such Person's Subsidiaries or (ii) any other Person or entity of which at least a majority of voting interest, under ordinary circumstances, is at the time owned, directly or indirectly, by such Person, by such Person and one or more of its Subsidiaries or by one or more of such Person's Subsidiaries.

                 "Substantial Shareholder" means each of (i) William R. Berkley and his Affiliates and/or (ii) Interlaken Capital, Inc. and its Affiliates.

                 "Survey" has the meaning specified in the Intercreditor Agreement.

                 "Tax Sharing Agreement" means the Tax Sharing Agreement dated as of April 20, 1995 among Pioneer and its subsidiaries.

                 "Taxes" means any present or future tax, duty, levy, impost, assessment or other governmental charge (including penalties, interest and other liabilities related thereto) imposed or levied by or on behalf of the government of Canada or of any province or territory thereof or by any authority or agency therein or thereof having power to tax.

                 "Term Loan Agent" means Bank of America National Trust and Savings Association as administrative agent for the lenders under the Term Loan Agreement and any successor thereto.

                 "Term Loan Agreement" means the loan agreement dated as of October 30, 1997, among PAI, PAAC, the Term Loan Agent, DLJ Capital Funding, Inc., Salomon Brothers Holding Company Inc and the lenders named therein, including and together with any and all related notes, bonds, guarantees, instruments and agreements executed in connection therewith, as such loan agreement and/or related documents may be amended, restated, supplemented, renewed, replaced or otherwise modified from time to time.

                 "Term Loan Notes" means the notes representing loans in an initial aggregate principal amount of $100,000,000 made to PAI pursuant to the Term Loan Agreement, as such notes may be exchanged, replaced, amended, restated, supplemented or otherwise modified from time to time.

                 "Trust Indenture Act" means the U.S. Trust Indenture Act of 1939, as amended.

                 "Trust Moneys" means all cash or Eligible Investments received by the Collateral Agent: (a) in exchange for the release of property from the Lien of any of the Security Documents; or (b) as compensation for or proceeds of the sale of all or any part of the Collateral taken by eminent domain or purchased by, or sold pursuant to any order of, a governmental authority or otherwise disposed of; or (c) as proceeds of insurance upon any, all or part of the Collateral (other than any liability insurance proceeds payable to the Collateral Agent for any loss, liability or expense incurred by it); or (d) as proceeds of any other sale or other disposition of all or any part of the Collateral by or on behalf of the Collateral Agent or any collection, recovery, receipt, appropriation or other realization of or from all or any part of the Collateral pursuant to the Security Documents or otherwise; or (e) for application under this Indenture as provided in this Indenture or any Security Document, or whose disposition is not otherwise specifically provided for in this Indenture or in any Security Document.

                 "Trustee" means the Person named as the "trustee" in the first paragraph of this instrument, until a successor trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor trustee.

                 "Unrestricted Subsidiary" means, until such time as it may be designated as a Restricted Subsidiary by the Board of Directors as provided in and in compliance with the definition of "Restricted Subsidiary," (i) any Subsidiary of the Company or PAAC organized or acquired after the Closing Date designated as an Unrestricted Subsidiary by the Board of Directors in which all investments by the Company, PAAC or any Restricted Subsidiary are made only from funds available for the making of Restricted

Payments as described under Section 1006 hereof and (ii) any Subsidiary of an Unrestricted Subsidiary. The Board of Directors may designate any Subsidiary of the Company or PAAC (including any newly acquired or newly formed Subsidiary of the Company or PAAC) to be an Unrestricted Subsidiary unless such Subsidiary owns any Equity Interests of, or owns, or holds any Lien upon, any property of, any Subsidiary of the Company or PAAC which is not a Subsidiary of such Subsidiary to be so designated; provided that (w) each Subsidiary of the Company or PAAC to be so designated and each of its Subsidiaries has not, at the time of designation, and does not thereafter, directly or indirectly, incur any Indebtedness pursuant to which the lender has recourse to any of the assets of the Company, PAAC or any of the Restricted Subsidiaries, (x) immediately after giving effect to such designation no Default or Event of Default has occurred and is continuing, (y) all outstanding Investments by the Company, PAAC and the Restricted Subsidiaries (except to the extent repaid in cash) in the Subsidiary of the Company or PAAC so designated shall be deemed to be Restricted Payments at the time of such designation equal in amount to the Fair Market Value of such Investments at the time of such designation and would be Restricted Payments permitted to be paid pursuant to the provisions of Section 1006 hereof and (z) the amount of such Restricted Payments shall be included in the calculation of the amount of Restricted Payments previously made pursuant to Section 1006 hereof. The Company shall evidence any such designation by promptly filing with the Trustee an Officers' Certificate certifying that such designation has been made and complies with the requirements of the immediately preceding sentence.

                 "U.S. Government Obligations" means securities that are (i) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case under clause (i) or (ii) above, are not callable or redeemable at the option of the issuer thereof.

                 "Voting Stock" of any Person means Capital Stock of such Person which ordinarily has voting power for the election of directors (or Persons performing similar functions) of such Person, whether at all times or only so long as no senior class of securities has such voting power by reason of any contingency.

                 "Wholly-Owned Restricted Subsidiary" means, with respect to any Person, a Restricted Subsidiary of such Person all of the outstanding Capital Stock or other ownership interests of which (other than capital stock constituting directors' qualifying shares or interests held by directors or shares or interests required to be held by foreign nationals, to the extent mandated by applicable law) are owned by such Person or by one or more Wholly-Owned Restricted Subsidiaries of such Person.

                 Section 102.     Other Definitions.

                                                            Defined in
         Term                                                 Section
         ----                                                 -------
         "Act"                                                   105
         "Additional Amounts"                                   1024
         "Adjusted Net Assets"                                  1309
         "Agent Members"                                         306
         "Asset Sale Offer"                                     1009
         "Asset Sale Offer Amount"                              1109
         "Asset Sale Offer Period"                              1109
         "Asset Sale Purchase Date"                             1109
         "Asset Sale Purchase Price"                            1009
         "Change of Control Date"                               1014
         "Change of Control Offer"                              1014
         "Change of Control Payment Date"                       1014
         "Change of Control Purchase Price"                     1014
         "Collateral Proceeds"                                  1009
         "Commencement Date"                                    1109
         "Computation Date"                                     1006
         "Computation Period"                                   1006
         "covenant defeasance"                                   403
         "Custodian"                                             501
         "Defaulted Interest"                                    309
         "defeasance"                                            402
         "Defeasance Redemption Date"                            404
         "Defeased Securities"                                   401
         "Excess Proceeds"                                      1009
         "Funding Guarantor"                                    1309
         "judgment currency"                                    1005
         "New Indebtedness"                                     1017
         "Physical Securities"                                   201
         "Pipeline Security Documents"                          1401
         "Pledgor Subsidiary" or "Pledgor
          Subsidiaries"                                         1017
         "Power of Attorney"                                    1408
         "Refinancing"                                          101*
         "Refinancing Indebtedness"                             101*
         "Required Filing Date"                                  704
         "Restricted Payment"                                   1006
         "Stock Pledge Agreements"                              1017
         "U.S. Global Security"                                  201
         "U.S. Process Agent"                                   1005


-----------------
         * See "Permitted Indebtedness", paragraph (j) of Section 101

                 Section 103.     Compliance Certificates and Opinions.

                 Upon any application or request by the Company or any Guarantor to the Trustee to take any action under any provision of this Indenture, the Company, any Guarantor and any other obligor on the Securities shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture (including any covenants compliance with which constitutes a condition precedent) relating to the proposed action have been complied with, an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that, in the case of any such application or request as to which the furnishing of such documents, certificates and/or opinions is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

                 Every certificate or Opinion of Counsel with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                 (a) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

                 (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinion contained in such certificate or opinion are based;

                 (c) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                 (d) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

                 Section 104.     Form of Documents Delivered to Trustee.

                 In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such

Person may certify or give an opinion as to such matters in one or several documents.

                 Any certificate or opinion of an officer of the Company, any Guarantor or other obligor of the Securities may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or opinion may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company, any Guarantor or other obligor of the Securities stating that the information with respect to such factual matters is in the possession of the Company, any Guarantor or other obligor of the Securities, unless such counsel knows that the certificate or opinion or representations with respect to such matters are erroneous. Opinions of Counsel required to be delivered to the Trustee may have qualifications customary for opinions of the type required and counsel delivering such Opinions of Counsel may rely on certificates of the Company or government or other officials customary for opinions of the type required, including certificates certifying as to matters of fact, including that various financial covenants have been complied with.

                 Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

                 Section 105.     Acts of Holders.

                 (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture, if made in the manner provided in this Section. The fact and date of the execution by any Person of any such instrument or writing or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient in accordance with such reasonable rules as the Trustee may determine.

                 (b) The ownership of Securities shall be proved by the Security Register.

                 (c) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Security shall bind every future Holder of the same Security or the Holder of every Security issued upon the transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, suffered or omitted to be done by the Trustee, any Paying Agent or the Company or any Guarantor in reliance thereon, whether or not notation of such action is made upon such Security.

                 (d) If the Company shall solicit from the Holders any request, demand, authorization, direction, notice, consent, waiver or other Act, the Company may, at its option, by or pursuant to a Board Resolution, fix in advance a record date for the determination of such Holders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but the Company shall have no obligation to do so. Notwithstanding Trust Indenture Act Section 316(c), any such record date shall be the record date specified in or pursuant to such Board Resolution, which shall be a date not more than 30 days prior to the first solicitation of Holders generally in connection therewith and no later than the date such solicitation is completed.

                 In the absence of any such record date fixed by the Company, regardless as to whether a solicitation of the Holders is occurring on behalf of the Company or any Holder, the Trustee may, at its option, fix in advance a record date for the determination of such Holders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but the Trustee shall have no obligation to do so. Any such record date shall be a date not more than 30 days prior to the first solicitation of Holders generally in connection therewith and no later than a date such solicitation is completed.

                 If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act may be given before or after such record date, but only the Holders of record at the close of business on such record date shall be deemed to be Holders for purposes of determining whether Holders of the requisite proportion of Securities then outstanding have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for this purpose the Securities then

Outstanding shall be computed as of such record date; provided that no such request, demand, authorization, direction, notice, consent, waiver or other Act by the Holders on such record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than six months after the record date.

                 (e) If at any time a request, demand, authorization, direction, notice, consent, waiver or other action to be given or taken by the Majority Holders is required pursuant to the terms of the Intercreditor Agreement, the Trustee shall solicit the direction of the Holders as to such request, demand, authorization, direction, notice, consent, waiver or other action. The Holders of a majority in principal amount of the Securities then Outstanding may direct the Trustee's response to such request, demand, authorization, direction, notice, consent, waiver or other action.

                 Section 106. Notices, etc., to Trustee, the Company and any Guarantor.

                 Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with:

                 (a) the Trustee by any Holder or by the Company or any Guarantor or any other obligor of the Securities shall be sufficient for every purpose hereunder if in writing (including telecopy, with respect to the Company or any Guarantor only) and mailed, first-class postage prepaid, telecopied, hand delivered, or delivered by recognized overnight courier, to or with the Trustee at 114 West 47th Street, New York, New York, 10036-1532, Attention: Corporate Trust Division, telecopy: 212-852-1625 or at any other address previously furnished in writing to the Holders, the Company, any Guarantor or any other obligor of the Securities by the Trustee; or

                 (b) the Company or any Guarantor shall be sufficient for every purpose hereunder if in writing (including telecopy) and mailed, first-class postage prepaid, telecopied, hand delivered, or delivered by recognized overnight courier, to the Company or such Guarantor addressed to it at 4300 NationsBank Center, 700 Louisiana Street, Houston, TX 77002, Attention: Vice President, General Counsel and Secretary, telecopy: 713-225-4426 or at any other address previously furnished in writing to the Trustee.

                 Section 107.     Notice to Holders; Waiver.

                 Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, or delivered by recognized overnight courier, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Any notice when mailed to a Holder in the aforesaid manner shall be conclusively deemed to have been received by such Holder whether or not actually received by such Holder. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

                 In case by reason of the suspension of regular mail service or by reason of any other cause, it shall be impracticable to mail notice of any event as required by any provision of this Indenture, then any method of giving such notice as shall be reasonably satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice.

                 Section 108.     Conflict with Trust Indenture Act.

                 If any provision hereof limits, qualifies or conflicts with any provision of the Trust Indenture Act or another provision which is required or deemed to be included in this Indenture by any of the provisions of the Trust Indenture Act, the provision or requirement of the Trust Indenture Act shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.

                 Section 109.     Effect of Headings and Table of Contents.

                 The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

                 Section 110.     Successors and Assigns.

                 All covenants and agreements in this Indenture by the Company and the Guarantors shall bind their successors and assigns, whether so expressed or not.

                 Section 111.     Separability Clause.

                 In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                 Section 112.     Benefits of Indenture.

                 Nothing in this Indenture or in the Securities or the Guarantees, express or implied, shall give to any Person (other than the parties hereto and their successors hereunder, any Paying Agent and the Holders) any benefit or any legal or equitable right, remedy or claim under this Indenture.

                 Section 113.     Governing Law.

                 This Indenture, the Securities, the Guarantees and the Intercreditor Agreement will be governed by, and construed in accordance with, the laws of the State of New York. The Security Documents will be governed by, and construed in accordance with, the laws of the province in Canada in which the particular Collateral secured thereby is situated and the federal laws of Canada applicable therein.

                 Section 114.     Legal Holidays.

                 In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Securities) payment of interest, principal, premium, if any, or Liquidated Damages, if any, need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity and no interest or Liquidated Damages, if any, shall accrue with respect to such payment for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be, to the next succeeding Business Day.

                 Section 115.     Schedules and Exhibits.

                 All schedules and exhibits attached hereto are by this reference made a part hereof with the same effect as if herein set forth in full.

                 Section 116.     Counterparts.

                 This Indenture may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

                 Section 117.     Communication by Holders with Other Holders.

                 Holders may communicate pursuant to Trust Indenture Act
Section 312(b) with other Holders with respect to their rights under this Indenture or the Securities. The Company, the Guarantors, the Trustee, the Registrar and anyone else shall have the protection of Trust Indenture Act
Section 312(c).

                 Section 118.     No Recourse Against Others.

                 A director, officer, employee or stockholder, as such, of the Company, the Guarantors and any Subsidiaries of the Company or any of the Guarantors, shall not have any liability for any obligations of the Company under the Securities or this Indenture for any obligation of the Guarantors under the Guarantees or this Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Security, each Holder shall waive and release all such liability. The waiver and release shall be part of the consideration for the issue of the Securities.


                                  ARTICLE TWO

                                 SECURITY FORMS

                 Section 201.     Forms Generally.

                 The Securities, the Guarantees and the Trustee's certificate of authentication shall be in substantially the forms set forth in this Article, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange, any organizational document or governing instrument or applicable law or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of the Securities. Any portion of the text of any Security may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Security.

                 Securities offered and sold in reliance on Rule 144A shall be issued initially in the form of one or more permanent global Securities substantially in the form set forth in this Article (the "U.S. Global Security") deposited with the Trustee, as custodian for the Depositary, duly executed by the Company and authenticated by the Trustee as hereinafter provided. The aggregate principal amount of the U.S. Global Security may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for the Depositary or its nominee, as hereinafter provided.

                 Securities offered and sold other than as described in the preceding paragraph shall be issued in the form of permanent certificated Securities in registered form in substantially the form set forth in this Article (the "Physical Securities").

                 The definitive Securities shall be printed, lithographed or engraved or produced by any combination of these methods or may be produced in any other manner permitted by the rules of any securities exchange on which the Securities may be listed, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

                 Section 202.     Restrictive Legends.

                 Each U.S. Global Security and Physical Security shall bear the following legend on the face thereof until after the Resale Restriction Termination Date, unless and until a Security is exchanged for an Exchange Note in connection with an effective registration pursuant to the Registration Rights Agreement or another effective registration and resale of the Securities occurs pursuant to the Registration Rights Agreement:

                 THIS SECURITY (OR ITS PREDECESSOR) HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS, EXCEPT AS SET FORTH BELOW. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE HOLDER (1) REPRESENTS THAT IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) (A "QIB"), (2) AGREES THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO THE COMPANY OR ANY OF THE GUARANTORS, (B) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QIB PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (C) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (D) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE

         REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY) OR (E) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH THE APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS SECURITY OR AN INTEREST HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. THE INDENTURE CONTAINS A PROVISION REQUIRING THE TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF THIS SECURITY IN VIOLATION OF THE FOREGOING.

                 Each U.S. Global Security, whether or not an Exchange Note, shall also bear the following legend on the face thereof:

                 UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO.), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                 TRANSFER OF THIS U.S. GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF CEDE & CO., OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS U.S. GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN SECTION 307 OF THE INDENTURE.

                 Section 203.     Form of Face of Security.

                 (a) The form of the face of the Securities shall be substantially as follows:

                          PCI CHEMICALS CANADA INC.

                         ---------------------------

                     9 1/4% SENIOR SECURED NOTES DUE 2007

CUSIP No:
No.__________                                                   $___________

                 PCI CHEMICALS CANADA INC., a New Brunswick, Canada corporation (herein called the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to ___________ or registered assigns, the principal sum of __________ United States dollars on October 15, 2007, at the office or agency of the Company referred to below, and to pay interest thereon from the date of original issuance, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semiannually on April 15, and October 15, in each year, commencing April 15, 1998 at the rate of 9 1/4% per annum (subject to adjustment as provided below), in United States dollars, until the principal hereof is paid or duly provided for.

                 The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date shall, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be April 1, or October 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid, or duly provided for, and interest on such defaulted interest at the interest rate borne by the Securities, to the extent lawful, shall forthwith cease to be payable to the Holder on such Regular Record Date, and may be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such defaulted interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

                 Payment of the principal of, premium, if any, interest and Liquidated Damages, if any, on this Security shall be made at the office or agency of the Company maintained for that purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of the Company by check mailed to the address of the Person entitled thereto as such address shall appear on the Security Register. Interest shall be computed on the basis of a 360-day year of twelve 30-day months.

                 Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                 This Security is entitled to the benefits of Guarantees by each of the Guarantors of the punctual payment when due of the Indenture Obligations made in favor of the Trustee for the benefit of the Holders. Such Guarantees shall be senior obligations of each Guarantor, and shall rank pari passu with all existing and future Senior Indebtedness of such Guarantor and senior to all Subordinated Indebtedness of such Guarantor. Reference is hereby made to Article Thirteen of the Indenture for a statement of the respective rights, limitations of rights, duties and obligations under the Guarantees of each of the Guarantors.

                 Unless the certificate of authentication hereon has been duly executed by the Trustee referred to on the reverse hereof or by the authenticating agent appointed as provided in the Indenture by manual signature, this Security shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

                 IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by the manual or facsimile signature of its authorized officers and its corporate seal to be affixed or reproduced hereon.


Dated:                                             PCI CHEMICALS CANADA INC.


                                                   By
                                                     --------------------------

Attest:
                                                               [SEAL]

--------------------------------
Secretary

                 Section 204.     Form of Reverse of Securities.

                 (a) The form of the reverse of the Securities shall be substantially as follows:

                 The Holder, by becoming holder of this Security, shall be bound by the terms and conditions of the Indenture and shall be automatically deemed to have ratified and consented to the granting by the Trustee and the Holders to the Collateral Agent of the irrevocable Power of Attorney constituted in the Indenture.

                 The Holder agrees (i) with the Trustee and the other Holders that it will not, without the prior consent of the Trustee and the other Holders, take or obtain any Lien on any property of the Company to secure the obligations of the Company hereunder, except for the benefit of the Collateral Agent or as may otherwise be required by law; and (ii) that, notwithstanding the provisions of Section 32 of the Special Corporate Powers Act (Quebec), the Collateral Agent may, as the person holding the Power of Attorney of the Trustee and the Holders, acquire any title to indebtedness secured by any hypothec in its favor related to this Security or the Indenture or any other document contemplated thereunder.

                 This Security is one of a duly authorized issue of Securities of the Company designated as its 9 1/4% Senior Secured Notes due 2007 (herein called the "Securities"), limited (except as otherwise provided in the Indenture referred to below) in aggregate principal amount up to $175,000,000, which may be issued under an indenture (herein called the "Indenture") dated as of October 30, 1997, among the Company, the Guarantors and United States Trust Company of New York, as trustee and as collateral agent (herein called the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties, obligations and immunities thereunder of the Company, the Guarantors, the Trustee and the Holders of the Securities, and of the terms upon which the Securities and the Guarantees are, and are to be, authenticated and delivered.

                 The Indenture contains provisions for defeasance at any time of (a) the entire Indebtedness on the Securities and (b) certain restrictive covenants and related Defaults and Events of Default, in each case upon compliance or noncompliance with certain conditions set forth therein.

                 The Securities shall be senior secured obligations of the Company, and shall rank pari passu with all existing and future Senior Indebtedness of the Company and senior to all Subordinated Indebtedness of the Company.

                 The Securities shall not be redeemable at the option of the Company prior to October 15, 2002. On or after that date, the Securities shall be redeemable at the option of the Company, in whole or in part from time to time, on not less than thirty (30) nor more than sixty (60) days' prior notice, mailed by first-class mail to the Holders' registered addresses, in cash, in amounts of $1,000 or an integral multiple of $1,000 at the following Redemption Prices (expressed as percentages of the principal amount), if redeemed in the 12-month period commencing October 15 in the year indicated below:


         Year                                       Redemption
         ----                                       ----------
         2002                                       104.625%
         2003                                       103.084%
         2004                                       101.542%
         2005 and thereafter                        100.000%

in each case together with accrued and unpaid interest and Liquidated Damages, if any, to the Redemption Date (subject to the right of Holders of record on relevant record dates to receive interest and Liquidated Damages, if any, due on an Interest Payment Date). If less than all of the Securities are to be redeemed, the Trustee shall select the Securities to be redeemed pro rata, by lot or by any other method the Trustee shall deem fair and appropriate.

                 Notwithstanding the foregoing, at any time on or prior to October 15, 2000, the Company may redeem, in part, up to $61,250,000 in aggregate principal amount of the Securities at a purchase price of 109.25% of the principal amount thereof, plus accrued and unpaid interest and Liquidated Damages, if any, to the date fixed for redemption, with the net proceeds of (i) any Equity Offering by the Company or (ii) any Equity Offering by Pioneer or PAAC, but only to the extent that Pioneer or PAAC contributes such net proceeds to the Company as a capital contribution; provided that at least $113,750,000 aggregate principal amount of the Securities must remain outstanding after such redemption.

                 Upon the occurrence of a Change of Control, each Holder may require the Company to repurchase all or a portion of such Holder's Securities in an amount of $1,000 or integral multiples of $1,000, at a purchase price in cash equal to 101% of the principal amount thereof, together with accrued and unpaid interest and Liquidated Damages, if any, to the date of repurchase.

                 Under certain circumstances, in the event the Net Proceeds received by the Company from one or more Asset Sales, which proceeds are not applied within 365 days subsequent to the consummation of the Asset Sale to repay permanently any Senior Indebtedness of the Company, PAAC or PAI then outstanding or to an investment in the Company, PAAC or in one or more Restricted Subsidiaries in a Related Business, exceed $10,000,000 the Company shall be required to apply such proceeds to repurchase the Securities tendered to the Company for purchase at a price equal to at least 100% of the principal amount thereof, plus accrued interest and Liquidated Damages, if any, to the date of purchase pursuant to an offer to purchase made by the Company with respect to the Securities.

                 In the case of any redemption of Securities, interest installments whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities of record as of the close of business on the relevant record date referred to on the face hereof. Securities (or portions thereof) for whose redemption and payment provision is made in accordance with the Indenture shall cease to bear interest from and after the date of redemption.

                 In the event of redemption of this Security in part only, a new Security or Securities for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.

                 If an Event of Default shall occur and be continuing, the principal amount of all the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.

                 The Indenture permits, with certain exceptions (including certain amendments permitted without the consent of any Holders) as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the Guarantors and the rights of the Holders under the Indenture and the Guarantees at any time by the Company, the Guarantors and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Company and the Guarantors with certain provisions of the Indenture and the Guarantees and certain past Defaults under the Indenture and the Guarantees and their consequences. Any such consent or waiver by or on behalf of the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Security.

                 No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, any Guarantor or any other obligor upon the Securities (in the event such other obligor is obligated to make payments in respect of the Securities), which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Security at the times, place, and rate, and in the coin or currency, herein prescribed.

                 The Securities are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Securities are exchangeable for a like aggregate principal amount of Securities of a different authorized denomination, as requested by the Holder surrendering the same.

                 No service charge shall be made for any registration of transfer or exchange or redemption of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                 Prior to and at the time of due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security is overdue, and neither the Company, the Trustee nor any agent shall be affected by notice to the contrary.

                 [The Company and the Guarantors have entered into an Exchange and Registration Rights Agreement dated as of November 5, 1997 (the "Registration Rights Agreement") with the Initial Purchasers described therein. Pursuant to the Registration Rights Agreement, the Company and the Guarantors have agreed, among other things, for the benefit of the Holders that they shall, at their expense, (i) file with the Commission on or prior to 30 days from the Closing Date an Exchange Offer Registration Statement with the Commission with respect to a registered offer to exchange this Security for an Exchange Note, and (ii) use their best efforts to cause the Exchange Offer Registration Statement to be declared effective under the Securities Act on or prior to 150 days after the Closing Date. The Holders of the Initial Securities shall be entitled to receive Liquidated Damages in the event such exchange offer is not consummated and upon certain other conditions, all pursuant to and in accordance with the Registration Rights Agreement.

                 Reference is hereby made to the Registration Rights Agreement for a statement of the respective rights, duties and obligations thereunder of the Company, the Guarantors and the Holders of the Securities.1]

                 In order to secure the due and punctual payment of principal of and interest and Liquidated Damages, if any, on the Securities when and as the same shall become due and payable, whether on an Interest Payment Date, at maturity, by acceleration, repurchase, redemption or otherwise, and interest on the overdue principal of and interest (to the extent permitted by law), if any, on the Securities, and performance of all other obligations of the Company to the Holders or the Trustee under the Indenture and the Securities, the Company has entered into the Security Documents with the Collateral Agent. The Securities shall be secured by Liens on and security interests in the Collateral subject to pari passu Liens and security interests and other permitted encumbrances as described further in the Security Documents.

                 Each Holder, by accepting a Security, agrees to all of the terms and provisions of the Security Documents as the same may be amended from time to time pursuant to the respective provisions thereof and of the Indenture.

                 Each Holder acknowledges that a release of any of the Collateral or any Lien strictly in accordance with the terms and provisions of the Security Documents and the terms and provisions of the Indenture will not be deemed for any purpose to be an impairment of the security under the Indenture.

                 The Company will furnish to any Holder upon written request and without charge a copy of the Indenture and the Security Documents.

                 All terms used in this Security which are defined in the Indenture and not otherwise defined herein shall have the meanings assigned to them in the Indenture.






----------------------------
1 To be included in each Security prior to expiration of the obligations of the Company and the Guarantors under the Registration Rights Agreement.

                           [FORM OF TRANSFER NOTICE]

                 FOR VALUE RECEIVED the undersigned registered Holder hereby sell(s), assign(s) and transfer(s) unto

Insert Taxpayer Identification No.

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Please print or typewrite name and address including zip code of assignee

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the within Security and all rights thereunder, hereby irrevocably constituting and appointing

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attorney to transfer said Security on the books of the Company with full power of substitution in the premises.

                 In connection with any transfer of this Security occurring prior to the date which is the earlier of the date of an effective Registration or the Resale Restriction Termination Date, the undersigned confirms that without utilizing any general solicitation or general advertising:

                                  [Check One]

[ ] (a) this Security is being transferred in compliance with the exemption from registration under the Securities Act of 1933, as amended, provided by Rule 144A thereunder, or

[ ] (b) this Security is being transferred other than in accordance with (a) above and documents are being furnished which comply with the conditions of transfer set forth in this Security and the Indenture.

If none of the foregoing boxes is checked, the Trustee or other Registrar shall not be obligated to register this Security in the name of any Person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein and in
Section 307 of the Indenture shall have been satisfied.

Date:
     -------------------------

                                                         -----------------------
                                                 NOTICE: The signature to this
                                                 assignment must correspond with
                                                 the name as written upon the
                                                 face of the within-mentioned
                                                 instrument in every particular,
                                                 without alteration or any
                                                 change whatsoever.

TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED.

                 The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, as amended, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:
      --------------------------           --------------------------
                                           NOTICE: To be executed by
                                           an executive officer


                       OPTION OF HOLDER TO ELECT PURCHASE

                 If you wish to have this Security purchased by the Company pursuant to Section 1014 or 1109 of the Indenture, check the Box: [ ].

                 If you wish to have a portion of this Security purchased by the Company pursuant to Section 1014 or 1109 of the Indenture, state the amount (in authorized denominations):

                                  $          .
                                   ----------

Date:
     -----------------

Your Signature:
               ------------------------

(Sign exactly as your name appears on the other side of this Security)

Signature Guarantee:
                     ------------------

       Section 205.     Form of Trustee's Certificate of Authentication.

                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION.

  This is one of the Securities referred to in the within-mentioned Indenture.

                                        UNITED STATES TRUST COMPANY OF
                                         NEW YORK
                                         As Trustee


                                        By
                                          ------------------------------
                                          Authorized Signatory

                 Section 206.     Form of Guarantee of Each of the Guarantors.

                 The form of Guarantee shall be set forth on the Securities substantially as follows:


                                   GUARANTEES

                 For value received, each of the undersigned hereby unconditionally guarantees, jointly and severally, to the Holder of this Security the payment of principal of, premium, if any, interest and Liquidated Damages, if any, on this Security in the amounts and at the time when due and interest on the overdue principal and interest, if any, of this Security, if lawful, and the payment or performance of all other obligations of the Company under the Indenture or the Securities, to the Holder of this Security and the Trustee, all in accordance with and subject to the terms and limitations of this Security and Article Thirteen of the Indenture. This Guarantee shall not become effective until the Trustee duly manually executes the certificate of authentication on this Security.

                                             PIONEER AMERICAS ACQUISITION
                                             CORP.


Attest                                       By
      ---------------------------              --------------------------------
      Name:                                    Name:
      Title:                                   Title:


                                             PIONEER AMERICAS, INC.


Attest                                       By
      ---------------------------              --------------------------------
      Name:                                    Name:
      Title:                                   Title:


                                             PIONEER CHLOR ALKALI COMPANY,
                                              INC.


Attest                                       By
      ---------------------------              --------------------------------
      Name:                                    Name:
      Title:                                   Title:


                                             IMPERIAL WEST CHEMICAL CO.


Attest                                       By
      ---------------------------              --------------------------------
      Name:                                    Name:
      Title:                                   Title:


                                             ALL-PURE CHEMICAL CO.


Attest                                       By
      ---------------------------              --------------------------------
      Name:                                    Name:
      Title:                                   Title:


                                             BLACK MOUNTAIN POWER COMPANY


Attest                                       By
      ---------------------------              --------------------------------
      Name:                                    Name:
      Title:                                   Title:

                                             ALL PURE CHEMICAL NORTHWEST,
                                              INC.

Attest                                       By
      ---------------------------              --------------------------------
      Name:                                    Name:
      Title:                                   Title:


                                             PIONEER CHLOR ALKALI
                                              INTERNATIONAL, INC.


Attest                                       By
      ---------------------------              --------------------------------
      Name:                                    Name:
      Title:                                   Title:


                                             G.O.W. CORPORATION


Attest                                       By
      ---------------------------              --------------------------------
      Name:                                    Name:
      Title:                                   Title:


                                             PIONEER (EAST), INC.


Attest                                       By
      ---------------------------              --------------------------------
      Name:                                    Name:
      Title:                                   Title:


                                             T.C. HOLDINGS, INC.


Attest                                       By
      ---------------------------              --------------------------------
      Name:                                    Name:
      Title:                                   Title:


                                             T.C. PRODUCTS, INC.


Attest                                       By
      ---------------------------              --------------------------------
      Name:                                    Name:
      Title:                                   Title:

                                             PCI CAROLINA, INC.


Attest                                       By
      ---------------------------              --------------------------------
      Name:                                    Name:
      Title:                                   Title:


                                             PIONEER LICENSING, INC.


Attest                                       By
      ---------------------------              --------------------------------
      Name:                                    Name:
      Title:                                   Title:

                                 ARTICLE THREE

                                 THE SECURITIES

                 Section 301.     Title and Terms.

                 The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is limited to $175,000,000 in principal amount of Securities plus any Exchange Notes which may be issued upon consummation of an Exchange Offer, except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities pursuant to Section 303, 304, 305, 306, 307, 308, 906, 1009,
1014 or 1108 hereof.

                 The Securities shall be known and designated as the "9 1/4% Senior Secured Notes due 2007" of the Company. The Stated Maturity of the principal amount of the Securities shall be October 15, 2007, and the Securities shall each bear interest at the rate of 9 1/4% per annum from the Closing Date or from the most recent Interest Payment Date to which interest has been paid, as the case may be, payable on April 15, 1998 and semiannually thereafter on October 15, and April 15, in each year, until the principal thereof is paid or duly provided for.

                 The principal of, premium, if any, interest and Liquidated Damages, if any, on the U.S. Global Security shall be payable to the Depositary or its nominee, as the case may be, as the sole registered owner and the sole Holder of the U.S. Global Security represented thereby. The principal of, premium, if any, interest and Liquidated Damages, if any, on the Securities shall be payable at the office or agency of the Company maintained for such purpose; provided, however, that at the option of the Company interest may be paid by check mailed to addresses of the Persons entitled thereto as such addresses shall appear on the Security Register.

                 The Securities shall be redeemable as provided in Article
Eleven.

                 At the election of the Company, the entire Indebtedness on the Securities or certain of the Company's obligations and covenants and certain Events of Default thereunder may be defeased as provided in Article Four.

                 Section 302.     Denominations.

                 The Securities shall be issuable only in fully registered form without coupons and only in denominations of $1,000 and any integral multiple thereof.

                 Section 303.     Execution, Authentication, Delivery and
Dating.

                 The Securities shall be executed on behalf of the Company by one of its Chairman of the Board, its President or one of its Vice Presidents under its corporate seal reproduced thereon attested by its Secretary or one of its Assistant Secretaries.

                 Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices on the date of such Securities.

                 At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities; and the Trustee in accordance with such Company Order shall authenticate and deliver such Securities as provided in this Indenture and not otherwise.

                 Upon a Company Order, the Trustee shall authenticate and deliver an additional series of notes in an aggregate principal amount not to exceed $175,000,000 for issuance in exchange for all or a portion of the Initial Securities previously issued and surrendered for cancellation pursuant to an exchange offer registered under the Securities Act, in accordance with the Registration Rights Agreement. The Exchange Notes may have such distinctive series designation and such changes in the form thereof as are specified in the Company Order referred to in the preceding sentence, and shall be guaranteed by the Guarantors on substantially identical terms as the Initial Securities.

                 Each Security shall be dated the date of its authentication.

                 No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein duly executed by the Trustee by manual signature of an authorized signatory, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder.

                 In case the Company or any Guarantor, pursuant to Article Eight, shall be consolidated, merged with or into any other Person or shall sell, assign, convey, transfer or lease substantially all of its properties and assets to any Person, and the successor Person resulting from such consolidation, or surviving such merger, or into which the Company or such Guarantor shall have been merged, or the Person which shall have received a sale, assignment, conveyance, transfer or lease as aforesaid, shall have executed an indenture supplemental hereto with the Trustee pursuant to Article Eight, any of the Securities authenticated or delivered prior to such consolidation, merger, sale, assignment, conveyance, transfer or lease may, from time to time, at the request of the successor Person, be exchanged for other Securities executed in the name of the successor Person with such changes in phraseology and form as may be appropriate, but otherwise in substance of like tenor as the Securities surrendered for such exchange and of like principal amount; and the Trustee, upon Company Request of the successor Person, shall authenticate and deliver Securities as specified in such request for the purpose of such exchange. If Securities shall at any time be authenticated and delivered in any new name of a successor Person pursuant to this Section in exchange or substitution for or upon registration of transfer of any Securities, such successor Person, at the option of the Holders but without expense to them, shall provide for the exchange of all Securities at the time Outstanding for Securities authenticated and delivered in such new name.

                 The Trustee (at the expense of the Company) may appoint an authenticating agent acceptable to the Company to authenticate Securities on behalf of the Trustee. Unless limited by the terms of such appointment, an authenticating agent may authenticate Securities whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights as any Security Registrar or Paying Agent to deal with the Company and its Affiliates.

                 Section 304.     Temporary Securities.

                 Pending the preparation of definitive Securities, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as conclusively evidenced by their execution of such Securities.

                 After the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities upon surrender of the temporary Securities at the office or agency of the Company designated for such purpose pursuant to Section 1002 hereof, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of authorized denominations. Until so exchanged the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities.

                 Section 305.     Registration of Transfer and Exchange.

                 All provisions of this Section 305 shall be subject to Section 307 hereof.

                 The Company shall cause to be kept at the Corporate Trust Office of the Trustee, or such other office as the Trustee may designate, a register (the register maintained in such office and in any other office or agency designated pursuant to Section 1002 hereof being herein sometimes referred to as the "Security Register") in which, subject to such reasonable regulations as the Security Registrar may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. The Trustee or an agent thereof or of the Company shall initially be the "Security Registrar" for the purpose of registering Securities and transfers of Securities as herein provided.

                 Upon surrender for registration of transfer of any Security at the office or agency of the Company designated pursuant to Section 1002 hereof, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of the same series of any authorized denomination or denominations, of a like aggregate principal amount.

                 Any Holder of the U.S. Global Security shall, by acceptance of such U.S. Global Security, agree that transfers of beneficial interests in such U.S. Global Security, may be effected only through a book-entry system maintained by the Holder of such U.S. Global Security (or its agent), and that ownership of a beneficial interest in the Security shall be required to be reflected in a book entry.

                 At the option of the Holder, Securities may be exchanged for other Securities of any authorized denomination or denominations (including an exchange of Initial Securities for Exchange Notes), of a like aggregate principal amount, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities of the same series which the Holder making the exchange is entitled to receive; provided that no exchanges of Initial Securities for Exchange Notes shall occur until a Registration Statement shall have been declared effective by the Commission and that any Initial Securities that are exchanged for Exchange Notes shall be canceled by the Trustee.

                 All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same Indebtedness, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

                 Every Security presented or surrendered for registration of transfer, or for exchange or redemption shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing.

                 No service charge shall be made to a Holder for any registration of transfer or exchange or redemption of Securities, but the Company may require payment of a sum sufficient to pay all documentary, stamp or similar issue or transfer taxes or other governmental charges that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges of Initial Securities for Exchange Notes and exchanges pursuant to Section 303, 304, 305, 306, 307, 308, 906, 1009, 1014 or
1108 hereof not involving any transfer.

                 The Company shall not be required (a) to issue, register the transfer of or exchange any Security during a period beginning at the opening of business (i) 15 days before the date of selection of Securities for redemption under Section 1104 hereof and ending at the close of business on the day of such mailing or (ii) 15 days before an Interest Payment Date and ending on the close of business on the Interest Payment Date, or (b) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of Securities being redeemed in part.

                 Section 306.     Book-Entry Provisions for U.S. Global
Security.

                 All provisions of this Section 306 shall be subject to Section 307 hereof.

                 (a) The U.S. Global Security initially shall (i) be registered in the name of the Depositary for such U.S. Global Security or the nominee of such Depositary, (ii) be delivered to the Trustee as custodian for such Depositary and (iii) bear legends as set forth in Section 202 hereof.

                 Members of, or participants in, the Depositary ("Agent Members") shall have no rights under this Indenture with respect to any U.S. Global Security held on their behalf by the Depositary, or the Trustee as its custodian, or under the U.S. Global Security, and the Depositary may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of such U.S. Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee, from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the Depositary and its Agent Members, the operation of customary practices governing the exercise of the rights of a Holder of any Security.

                 (b) Transfers of the U.S. Global Security shall be limited to transfers of such U.S. Global Security in whole, but not in part, to the Depositary, its successors or their respective nominees. Interests of beneficial owners in the U.S. Global Security may be transferred in accordance with the rules and procedures of the Depositary and the provisions of Section 307 hereof. Beneficial owners may obtain Physical Securities in exchange for their beneficial interests in the U.S. Global Security upon request in accordance with the Depositary's and the Registrar's procedures. In addition, Physical Securities shall be transferred to all beneficial owners in exchange for their beneficial interests in the U.S. Global Security if (i) the Depositary notifies the Company that it is unwilling or unable to continue as Depositary for the U.S. Global Security and a successor depositary is not appointed by the Company within 90 days of such notice or (ii) an Event of Default has occurred and is continuing and the Security Registrar has received a request from the Depositary.

                 (c) In connection with any transfer of a portion of the beneficial interest in the U.S. Global Security to beneficial owners pursuant to Subsection (b) of this Section, the Security Registrar shall reflect on its books and records the date and a decrease in the principal amount of the U.S. Global Security in an amount equal to the principal amount of the beneficial interest in the U.S. Global Security to be transferred, and the Company shall execute, and the Trustee shall authenticate and deliver, one or more Physical Securities of like tenor and amount.

                 (d) In connection with the transfer of the entire U.S. Global Security to beneficial owners pursuant to Subsection (b) of this Section, the U.S. Global Security shall be surrendered to the Trustee for cancellation, and the Company shall execute, and the Trustee shall authenticate and deliver, to each beneficial owner identified by the Depositary in exchange for its beneficial interest in the U.S. Global Security, an equal aggregate principal amount of Physical Securities of authorized denominations.

                 (e) Any Physical Security delivered in exchange for an interest in the U.S. Global Security pursuant to Subsection (b) or Subsection
(c) of this Section shall, except as otherwise provided by paragraph (d) of
Section 307 hereof, bear the applicable legend regarding transfer restrictions applicable to the Physical Security set forth in Section 202 hereof.

                 (f) The registered Holder of the U.S. Global Security may grant proxies and otherwise authorize any person, including Agent Members and persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under this Indenture or the Securities.

                 Section 307.     Special Transfer Provisions.

                 Unless and until an Initial Security is exchanged for an Exchange Note in connection with an effective Exchange Offer Registration Statement or a Shelf Registration Statement is declared effective with respect to such Initial Securities and an Initial Security is sold pursuant to the plan of distribution thereunder, the following provisions shall apply:

                 (a) Transfers to QIBs. The following provisions shall apply with respect to the registration of any proposed transfer of a Security to a QIB:

                          (i) If the Security to be transferred consists of Physical Securities, the Security Registrar shall register the transfer if such transfer is being made by a proposed transferor who has checked the box provided for on the form of Security stating, or has otherwise advised the Company and the Security Registrar in writing, that the sale has been made in compliance with the provisions of Rule 144A to a transferee who has signed the certification provided for on the form of Security stating, or has otherwise advised the Company and the Security Registrar in writing, that it is purchasing the Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a QIB within the meaning of Rule 144A, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as it has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A.

                          (ii) If the proposed transferee is an Agent Member, and the Security to be transferred consists of Physical Securities, upon receipt by the Security Registrar of instructions given in accordance with the Depositary's and the Security Registrar's procedures, the Security Registrar shall reflect on its books and records the date and an increase in the principal amount of the U.S. Global Security in an amount equal to the principal amount of the Physical Securities to be transferred, and the Trustee shall cancel the Physical Security so transferred.

                 (b) Private Placement Legend. Any Security authenticated and issued hereunder shall not be required to bear the legend set forth in
         Section 202 hereof, if such Security shall be issued upon:

                          (i) the transfer or exchange of a Security and contemporaneously therewith the Company shall have received an Opinion of Counsel, at its expense, in form and substance reasonably satisfactory to the Company, to the effect that such Security to be issued upon such transfer or exchange may be so issued without such legend because (A) such Security is being exchanged for an Exchange Note or (B) such Security shall have been registered under the Securities Act, the registration statement in connection therewith shall have been declared effective and such Security shall have been disposed of pursuant to such effective registration statement, and the Company shall have delivered to the Trustee and the Security Registrar a copy of such Opinion of Counsel together with an Officers' Certificate directing the Trustee and the Security Registrar to deliver an unlegended Security in connection with such transfer or exchange; such Officers' Certificate and Opinion of Counsel shall be delivered by the Company as soon as practicable after its receipt of a written request by a Holder for such a transfer or exchange; or

                          (ii) the transfer or exchange of a Security not bearing such legend.

                 (c)      General.

                          (i) By its acceptance of any Security bearing the
                 Private Placement Legend, each Holder of such a Security acknowledges the restrictions on transfer of such Security set forth in this Indenture and in the Private Placement Legend and agrees that it shall transfer such Security only as provided in this Indenture.

                          (ii) Prior to any transfer or exchange of a legended
                 Security for another legended Security, the Company shall have received an opinion of counsel of the Holder (which may include in-house counsel of such Holder experienced in matters of Federal securities law), at its expense, in form and substance reasonably satisfactory to the Company to the effect that such transfer does not require registration under the Securities Act and the Company shall have delivered to the Trustee and the Security Registrar a copy of such opinion of counsel of the Holder together with an Officers' Certificate directing the Trustee and the Security Registrar to transfer or exchange the legended Security for another legended Security.

                 The Trustee and the Security Registrar shall forward copies of all letters, notices and other written communications received pursuant to
Section 306 hereof or this Section 307 to the Company for approval prior to any transfer or exchange.

                 Notwithstanding anything to the contrary set forth herein, the Trustee and the Security Registrar shall have no duty to monitor compliance with any Federal, state or other securities laws.

                 Section 308.     Mutilated, Destroyed, Lost and Stolen
Securities.

                 If (a) any mutilated Security is surrendered to the Trustee, or (b) the Company and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Security, and there is delivered to the Company, each Guarantor and the Trustee, such security or indemnity, in each case, as may be required by them to save each of them harmless, then, in the absence of notice to the Company, any Guarantor or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and upon its written request the Trustee shall authenticate and deliver, in exchange for any such mutilated Security or in lieu of any such destroyed, lost or stolen Security, a replacement Security of like tenor and principal amount, bearing a number not contemporaneously outstanding.

                 In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a replacement Security, pay such Security.

                 Upon the issuance of any replacement Securities under this Section, the Company may require the payment of a sum sufficient to pay all documentary, stamp or similar issue or transfer taxes or other governmental charges that may be imposed in relation thereof and any other expenses (including the fees and expenses of the Trustee) connected therewith.

                 Every replacement Security issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company and the Guarantors, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

                 The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

                 Section 309.     Payment of Interest; Interest Rights
Preserved.

                 Interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security is registered at the close of business on the Regular Record Date for such interest.

                 Any interest on any Security which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date and interest on such defaulted interest at the then applicable interest rate borne by the Securities, to the extent lawful (such defaulted interest and interest thereon herein collectively called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the Regular Record Date; and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Subsection (a) or (b) below:

                 (a) the Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities are registered at the close of business on a

         Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security and the date (not less than 30 days after such notice) of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit on or prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Subsection provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company in writing of such Special Record Date. In the name and at the expense of the Company, the Trustee shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities are registered on such Special Record Date and shall no longer be payable pursuant to the following Subsection (b).

                 (b) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, if, after written notice given by the Company to the Trustee of the proposed payment pursuant to this Subsection, such payment shall be deemed practicable by the Trustee.

                 Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security (including any Exchange Security issued in exchange for an Initial Security) shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

                 Section 310.     Persons Deemed Owners.

                 The Company, any Guarantor, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name any Security is registered as the owner of such Security for the purpose of receiving payment of principal of, premium, if any, and (subject to Section 309 hereof) interest and Liquidated Damages, if any, on such Security and for all other purposes whatsoever, whether or not such Security is overdue, and neither the Company, any Guarantor, the Trustee nor any agent of the Company, any Guarantor or the Trustee shall be affected by notice to the contrary.

                 Section 311.     Cancellation.

                 All Securities surrendered for payment, purchase, redemption, registration of transfer or exchange shall be delivered to the Trustee and, if not already canceled, shall be promptly canceled by it. The Company and any Guarantor may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company or such Guarantor may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly canceled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Securities held by the Trustee shall be destroyed and certification of their destruction delivered to the Company. The Trustee shall provide the Company a list of all Securities that have been canceled from time to time as requested by the Company.

                 Section 312.     Computation of Interest.

                 Interest on the Securities shall be computed on the basis of a 360-day year of twelve 30-day months. For purposes of the Interest Act (Canada), (i) the rate of interest on the Securities expressed as an annual rate will be the yearly rate of interest which would otherwise be applicable on the basis of a 360 day year multiplied by a fraction, the numerator of which is the number of days in the applicable calendar year (being the calendar year in which the period for which such interest is calculated ends) and the denominator of which is 360; (ii) the principle of deemed reinvestment of interest shall not apply to any interest calculation under the Securities; and
(iii) the rates of interest stipulated in the Securities are intended to be nominal rates and not effective rates or yields.

                 Section 313.     Deposit of Moneys.

                 Prior to 10:00 a.m., New York City time, on each Interest Payment Date and at Maturity, the Company shall have deposited with the Trustee or a Paying Agent in immediately available funds money sufficient to make cash payments, if any, due on such Interest Payment Date or at Maturity, as the case may be, in a timely manner which permits the Trustee or such Paying Agent to remit payment to the Holders on such Interest Payment Date or at Maturity, as the case may be.

                 Section 314.     CUSIP Number.

                 The Company in issuing the Securities may use a "CUSIP" number(s), and if so, the Trustee shall use the CUSIP number(s) in notices of redemption or exchange as a convenience to Holders, provided that any such notice may state that no representation is made as to the correctness or accuracy of the CUSIP number(s) printed in the notice or on the Securities and that reliance may be placed on the other identification numbers printed on the Securities.

                 Section 315.     Interest Under Criminal Code (Canada).

                 Notwithstanding any provision to the contrary contained in this Indenture or the Securities, in no event shall the aggregate "interest" (as defined in Section 347 of the Criminal Code (Canada), as the same may be amended, replaced or re-enacted from time to time) payable under this Indenture or the Securities exceed the maximum amount of interest on the "credit advanced" (as defined in that section) under this Indenture and the Securities lawfully permitted under that section and, if any payment, collection or demand pursuant to this Indenture and the Securities in respect of "interest" (as defined in that section) is determined to be contrary to the provisions of that section, such payment, collection or demand shall be deemed to have been made by mutual mistake, and the amount of such payment or collection shall be refunded to the Company. For purposes of this Indenture and the Securities, the effective annual rate of interest shall be determined in accordance with generally accepted actuarial practices and principles over the term that the Securities are outstanding on the basis of annual compounding of the lawfully permitted rate of interest and, in the event of dispute, a certificate of a Fellow of the Canadian Institute of Actuaries appointed by the Trustee will be conclusive for the purposes of such determination.

                                  ARTICLE FOUR

                       DEFEASANCE AND COVENANT DEFEASANCE

                 Section 401. Company's Option to Effect Defeasance or Covenant Defeasance.

                 The Company may, at its option by Board Resolution, at any time, with respect to the Securities, elect to have either Section 402 or
Section 403 hereof be applied to all of the Outstanding Securities (the "Defeased Securities"), upon compliance with the conditions set forth below in this Article Four.

                 Section 402.     Defeasance and Discharge.

                 Upon the Company's exercise under Section 401 hereof of the option applicable to this Section 402, the Company, each of the Guarantors and any other obligor upon the Securities, if any, shall be deemed to have been discharged from its obligations with respect to the Defeased Securities on the date the conditions set forth below are satisfied (hereinafter, "defeasance"). For this purpose, such defeasance means that the Company shall be deemed to have paid and discharged the entire Indebtedness represented by the Defeased Securities, which shall thereafter be deemed to be "Outstanding" only for the purposes of Section 405 hereof and the other Section of this Indenture referred to in (a) and (b) below, and to have satisfied all its other obligations under such Securities and this Indenture, including obligations to the Trustee, if any (and the Trustee, at the expense of the Company, and, upon written request, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (a) the rights of Holders of Defeased Securities to receive, solely from the trust fund described in Section 404 hereof and as more fully set forth in such Section, payments in respect of the principal of, premium, if any, interest and Liquidated Damages, if any, on such Securities when such payments are due, (b) the Company's obligations with respect to such Defeased Securities under Sections 304, 305, 308, 1002 and 1018 hereof, (c) the rights, powers, trusts, duties and immunities of the Trustee hereunder including, without limitation, the Trustee's rights under Section 606 hereof and the Company's obligations in connection therewith, and (d) this Article Four. Subject to compliance with this Article Four, the Company may exercise its option under this Section 402 notwithstanding the prior exercise of its option under Section 403 hereof with respect to the Securities.

                 Section 403.     Covenant Defeasance.

                 Upon the Company's exercise under Section 401 hereof of the option applicable to this Section 403, the Company and each Guarantor shall be released from its obligations under any covenant or provision contained or referred to in Sections 1003, 1004, 1006, 1007, 1008, 1009, 1010, 1011, 1012,
1014, 1015, 1016, 1019, 1020, 1021, 1022 and 1025 hereof with respect to the
Defeased Securities on and after the date the conditions set forth below are satisfied (hereinafter, "covenant defeasance"), and the Defeased Securities shall thereafter be deemed to be not "Outstanding" for the purposes of any direction, waiver, consent or declaration or Act of Holders (and the consequences of any thereof) in connection with such covenants, but shall continue to be deemed "Outstanding" for all other purposes hereunder. For this purpose, such covenant defeasance means that, with respect to the Defeased Securities, the Company and each Guarantor may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such Section or Article, whether directly or indirectly, by reason of any reference elsewhere herein to any such Section or Article or by reason of any reference in any such Section or Article to any other provision herein or in any other document and such omission to comply shall not constitute a Default or an Event of Default under Section 501(3) or (4) hereof but, except as specified above, the remainder of this Indenture and such Defeased Securities shall be unaffected thereby.

                 Section 404.     Conditions to Defeasance or Covenant
Defeasance.

                 The following shall be the conditions to application of either
Section 402 or Section 403 hereof to the Defeased Securities:

                 (1) The Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 608 hereof who shall agree to comply with the provisions of this Article Four applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities, (a) United States dollars in an amount, or
         (b) U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms shall provide, not later than one day before the due date of any payment, money in an amount, or (c) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent public accountants or a nationally recognized investment banking firm expressed in a written certification thereof delivered to the Trustee, to pay and discharge and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge the principal of, premium, if any, interest and Liquidated Damages, if any, on the Defeased Securities on the Stated Maturity of such principal or installment of principal or interest (such date being referred to as the "Defeasance Redemption Date"), if when exercising under Section 401 hereof either its option applicable to
         Section 402 hereof or its option applicable to Section 403 hereof, the Company shall have delivered to the Trustee an irrevocable notice to redeem all of the Outstanding Securities on the Defeasance Redemption
         Date); provided that the Trustee shall have been irrevocably instructed to apply such United States dollars or the proceeds of such U.S. Government Obligations to said payments with respect to the Securities.

                 (2) In the case of an election under Section 402 hereof, the Company shall have delivered to the Trustee an Opinion of Independent Counsel in the United States of America stating that (A) the Company has received from the Internal Revenue Service a ruling and from Revenue Canada a ruling or (B) since the date of this Indenture, there has been a change in the applicable federal income tax law, including by means of a Revenue Ruling published by the Internal Revenue Service and a ruling from Revenue Canada has been published, in either case to the effect that, and based thereon such Opinion of Independent Counsel in the United States of America shall confirm that, the Holders of the Outstanding Securities will not recognize income, gain or loss for U.S. Federal income tax and Canadian federal or provincial income tax as a result of such defeasance and will be subject to U.S. Federal income tax and Canadian federal or provincial income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred.

                 (3) In the case of an election under Section 403 hereof, the Company shall have delivered to the Trustee an Opinion of Independent Counsel in the United States of America to the effect that the Holders of the Outstanding Securities will not recognize income, gain or loss for U.S. Federal income tax, Canadian federal or provincial income tax or certain other tax purposes as a result of such covenant defeasance and will be subject to U.S. Federal income tax, Canadian federal or provincial income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred.

                 (4) No Default or Event of Default shall have occurred and be continuing on the date of such deposit or insofar as Subsections 501(10) or (11) hereof are concerned, at any time during the period ending on the 91st day after the date of deposit.

                 (5) Such defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a Default under, any material agreement or instrument (other than this Indenture) to which the Company or any Guarantor is a party or by which it is bound.

                 (6) The Company shall have delivered to the Trustee an Opinion of Independent Counsel to the effect that after the 91st day following the deposit, the trust funds will not be subject to the effect of any applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally.

                 (7) The Company shall have delivered to the Trustee an Officers' Certificate stating that the deposit was not made by the Company with the intent of preferring the Holders of the Securities or any Guarantee over the other creditors of the Company or any Guarantor with the intent of defeating, hindering, delaying or defrauding creditors of the Company, any Guarantor or others.

                 (8) The Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Independent Counsel, each stating that all conditions precedent provided for relating to either the defeasance under Section 402 hereof or the covenant defeasance under Section 403 hereof (as the case may be) have been complied with as contemplated by this Section 404.

Opinions of Counsel or Opinions of Independent Counsel required to be delivered under this Section may have qualifications customary for opinions of the type required and counsel delivering such opinions may rely on certificates of the Company or government or other officials customary for opinions of the type required, including certificates certifying as to matters of fact, including that various financial covenants have been complied with.

                 Section 405. Deposited Money and U.S. Government Obligations to Be Held in Trust; Other Miscellaneous Provisions.

                 Subject to the provisions of the last paragraph of Section 1018 hereof, all United States dollars and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee--collectively for purposes of this Section 405, the "Trustee") pursuant to Section 404 hereof in respect of the Defeased Securities shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities of all sums due and to become due thereon in respect of principal, premium, if any, interest and Liquidated Damages, if any, but such money need not be segregated from other funds except to the extent required by law.

                 The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 404 hereof or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of the Defeased Securities.

                 Anything in this Article Four to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any United States dollars or U.S. Government Obligations held by it as provided in Section 404 hereof which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect defeasance or covenant defeasance.

                 Section 406.     Reinstatement.

                 If the Trustee or Paying Agent is unable to apply any United States dollars or U.S. Government Obligations in accordance with Section 402 or 403 hereof, as the case may be, by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company's and each Guarantor's obligations under this Indenture and the Securities (including, without limitation, the provisions of Article Thirteen hereof) shall be revived and reinstated as though no deposit had occurred pursuant to Section 402 or 403 hereof, as the case may be, until such time as the Trustee or Paying Agent is permitted to apply all such United States dollars or U.S. Government Obligations in accordance with Section 402 or 403 hereof, as the case may be; provided, however, that if the Company makes any payment to the Trustee or Paying Agent of principal of, premium, if any, interest or Liquidated Damages, if any, on any Security following the reinstatement of its obligations, the Trustee or Paying Agent shall promptly pay any such amount to the Holders of the Securities and the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money held by the Trustee or Paying Agent.

                 Section 407.     Repayment of the Company.

                 Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of, premium, if any, interest or Liquidated Damages, if any, on any Security and remaining unclaimed for two years after such principal, and premium, if any, interest or Liquidated Damages, if any, has become due and payable shall be paid to the Company on its written request or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease, provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in the New York Times and The Wall Street Journal (national edition), notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than thirty (30) days from the date of such notification or publication, any unclaimed balance of such money then remaining shall promptly be repaid to the Company.


                                  ARTICLE FIVE

                                    REMEDIES

                 Section 501.     Events of Default.

                 An "Event of Default" shall occur if:

                 (1) there shall be a default in the payment of interest or Additional Amounts on any Security when the same becomes due and payable and the Default continues for a period of thirty (30) days;

                 (2) there shall be a default in the payment of the principal of, or premium with respect to, any Security when the same becomes due and payable, at maturity, upon redemption, in connection with a Change of Control, an Asset Sale or otherwise;

                 (3) the Company or any Guarantor fails to observe or perform any covenant, condition or agreement on the part of the Company or such Guarantor to be observed or performed pursuant to Section 1006, 1008, 1009, 1010, 1012, 1014, 1019, 1020 or
Article Eight hereof;

                 (4) the Company or any Guarantor fails to observe or perform any other covenant or agreement in this Indenture, the Securities, the Guarantees or the Security Documents and such failure continues for the period and after the notice specified below;

                 (5) the Company denies or disaffirms its obligations under this Indenture or the Securities;

                 (6) a Guarantor denies or disaffirms its obligations under its Guarantee, or any Guarantee for any reason ceases to be, or is asserted in writing by any Guarantor or the Company not to be, in full force and effect and enforceable in accordance with its terms, except to the extent contemplated by this Indenture and any such Guarantee;

                 (7) a default occurs under any Indebtedness of the Company, PAAC or any of the Restricted Subsidiaries (other than the Securities or the Guarantees), whether such Indebtedness now exists or is created after the Closing Date if either (A) such default results from the failure to pay the final scheduled principal installment in respect of any such Indebtedness on the stated maturity date thereof (after giving effect to any grace period) or (B) as a result of such default, the maturity of such Indebtedness has been accelerated prior to its express maturity and, in each case, the principal amount of such Indebtedness, together with the principal amount of all other Indebtedness with respect to which the principal amount remains unpaid at its final maturity (after giving effect to any grace period in respect of such final scheduled principal installment) or the maturity of which has been so accelerated, aggregates $5,000,000 or more;

                 (8) a final judgment or final judgments for the payment of money are entered by a court or courts of competent jurisdiction against the Company, PAAC or any of the Restricted Subsidiaries and such judgment or judgments remain undischarged, unbonded or unstayed for a period of sixty (60) days, provided that the aggregate of all such judgments (other than any judgment as to which and only to the extent, a reputable insurance company has acknowledged coverage of such claim in writing) equals or exceeds $5,000,000;

                 (9) any of the Security Documents ceases to be in full force and effect (other than in accordance with their respective terms), or any of the Security Documents ceases to give the Collateral Agent the Liens, rights, powers and privileges purported to be created thereby (other than in accordance with their respective terms), or any Security Document or any Collateral becomes subject to any Lien other than the Liens created or permitted by this Indenture or the Security Documents;

                 (10) the Company, PAAC, any Guarantor or any other Restricted Subsidiary pursuant to or under or within the meaning of any Bankruptcy Law:

                          (a)     commences a voluntary case,

                          (b) consents to the entry of an order for relief against it in an involuntary case in which it is a debtor,

                          (c) consents to the appointment of a Custodian of it or for all or substantially all of its property,

                          (d) makes a general assignment for the benefit of its creditors,

                          (e) admits in writing its inability to pay debts as the same become due,

                          (f) becomes insolvent or generally does not pay its debts as such debts become due,

                          (g) admits in writing its inability to pay its debts generally or makes a general assignment for the benefit of creditors,

                          (h) files a notice of intention to file a proposal under any Bankruptcy Law,

                          (i) institutes or has instituted against it any proceeding seeking:

                                  (A)      to adjudicate it a bankrupt or
                          insolvent,

                                  (B)      any liquidation, winding-up,
                          reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any Bankruptcy Law, or

                                  (C)      the entry of an order for relief or
                          appointment of a receiver, interim receiver, receiver and manager, assignee, liquidator, sequestrator, trustee or other similar official for it or for any substantial part of its property, and in the case of any such proceeding instituted against it (but not instituted by it), it shall not be actively and diligently contesting such proceeding in good faith by appropriate legal proceedings or any of the actions sought in such proceeding (including the entry of an order for relief against it or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its Real Property) shall occur, or

                          (j) takes any corporate action to authorize any of the foregoing actions; or

                 (11) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

                          (a) is for relief against the Company, any Guarantor or any other Restricted Subsidiary in an involuntary case in which it is a debtor,

                          (b) appoints a Custodian of the Company, any Guarantor or any other Restricted Subsidiary or for all or substantially all of their property,

                          (c) orders the liquidation of the Company, any Guarantor or any other Restricted Subsidiary,

         and the order or decree remains unstayed and in effect for sixty (60) days.

                 The term "Custodian" means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

                 A Default under clause (4) is not an Event of Default until the Trustee notifies the Company, or the Holders of at least 25% in principal amount of the Securities then Outstanding notify the Company and the Trustee, of the Default and the Company does not cure the Default within sixty (60) days after receipt of such notice. The notice must specify the Default, demand that it be remedied and state that the notice is a "Notice of Default."

                 The failure to make any payment on the Securities when due shall, after the expiration date of any applicable grace period, constitute an Event of Default under this Indenture.

                 Section 502.     Acceleration.

                 If an Event of Default (other than an Event of Default specified in clauses (10) and (11) of Section 501 hereof) occurs and is continuing, the Trustee by notice to the Company, or the Holders of at least 25% in principal amount of the Securities then Outstanding by written notice to the Company and the Trustee, may declare the unpaid principal of and any accrued interest and Liquidated Damages, if any, on all the Securities to be due and payable. Upon such declaration the principal and interest and Liquidated Damages, if any, shall be due and payable immediately. If an Event of Default specified in clause (10) or (11) of Section 501 hereof occurs, such an amount shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder. The Holders of a majority (or, in the case of the failure to make a Change of Control Offer pursuant to Section 1014 hereof, two-thirds) in principal amount of Securities then Outstanding by written notice to the Trustee may rescind an acceleration and its consequences if the rescission would not conflict with any judgment or decree and if:

                 (a) the Company has paid or deposited with the Trustee a sum sufficient to pay

                          (i) all sums paid or advanced by the Trustee under this Indenture and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel,

                          (ii)    all overdue interest on all Securities,

                          (iii) the principal of and premium, if any, and Liquidated Damages, if any, on any Securities which have become due otherwise than by such declaration of acceleration and interest thereon at a rate borne by the Securities, and

                          (iv) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate borne by the Securities; and

                 (b) all Events of Default, other than the non-payment of principal of the Securities which have become due solely by such declaration of acceleration, have been cured or waived as provided in
         Section 504 hereof. No such rescission shall affect any subsequent Default or impair any right consequent thereon provided in Section 504 hereof.

                 Section 503.     Other Remedies.

                 If an Event of Default occurs and is continuing, the Trustee may pursue any available remedy (under this Indenture or otherwise) to collect the payment of principal, premium, if any, interest or Liquidated Damages, if any, on the Securities or to enforce the performance of any provision of the Securities or this Indenture.

                 The Trustee may maintain a proceeding even if it does not possess any of the Securities or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Holder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default.

                 No right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

                 Section 504.     Waiver of Past Defaults.

                 Holders of a majority (or, in the case of the failure by the Company to make a Change of Control Offer pursuant to Section 1014 hereof, two-thirds) in aggregate principal amount of the Securities then Outstanding by notice to the Trustee may waive an existing Default or Event of Default and its consequences, except a continuing Default or Event of Default in the payment of the principal of or interest on any Security held by a non-consenting Holder. Upon any such waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon.

                 Section 505.     Control by Majority.

                 The Holders of a majority in principal amount of the Securities then Outstanding may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on it. However, the Trustee may refuse to follow any direction that conflicts with law or this Indenture, that the Trustee determines may be unduly prejudicial to the rights of other Holders, or that may involve the Trustee in personal liability.

                 Section 506.     Limitation on Suits.

                 A Holder may pursue a remedy with respect to this Indenture or the Securities only if:

                 (1) the Holder gives to the Trustee written notice of a continuing Event of Default;

                 (2) the Holders of at least 25% in principal amount of the Securities then Outstanding make a written request to the Trustee to pursue the remedy;

                 (3) such Holder or Holders offer and, if requested, provide to the Trustee indemnity satisfactory to the Trustee against any loss, liability or expense;

                 (4) the Trustee does not comply with the request within sixty (60) days after receipt of the request and the offer and, if requested, the provision of the indemnity; and

                 (5) during such sixty (60) day period the Holders of a majority in principal amount of the Securities then Outstanding do not give the Trustee a direction inconsistent with the request.

A Holder may not use this Indenture to prejudice the rights of another Holder or to obtain a preference or priority over another Holder.

                 Section 507.     Rights of Holders to Receive Payment.

                 Notwithstanding any other provision of this Indenture, but subject to Article Thirteen the right of any Holder of a Security to receive payment of principal, premium, if any, and interest on the Security, on or after the respective due dates expressed in the Security (or, in the case of redemption or repurchase, on the Redemption Date or repurchase date), or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of the Holder, subject to Article Thirteen.

                 Section 508.     Collection Suit by Trustee.

                 If an Event of Default specified in Section 501(1) or (2) hereof occurs and is continuing, the Trustee is authorized to recover judgment in its own name and as trustee of an express trust against the Company or any Guarantor for the whole amount of principal, premium, if any, interest and Liquidated Damages, if any, remaining unpaid on the Securities and interest on overdue principal and, to the extent lawful, premium and interest and such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, subject to Article Thirteen.

                 If the Company or any Guarantor, as the case may be, fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid and may prosecute such proceeding to judgment or final decree, and may enforce the same against the Company or any Guarantor or any other obligor upon the Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any Guarantor or any other obligor upon the Securities, wherever situated.

                 If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders under this Indenture or the Guarantees by such appropriate private or judicial proceedings as the Trustee shall deem most effectual to protect and enforce such rights, including, seeking recourse against any Guarantor pursuant to the terms of any Guarantee, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein or therein, or to enforce any other proper remedy, including, without limitation, seeking recourse against any Guarantor pursuant to the terms of a Guarantee, or to enforce any other proper remedy, subject however to Section 505 hereof.

                 Section 509.     Trustee May File Proofs of Claim.

                 The Trustee is authorized to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and the Holders allowed in any judicial proceedings relative to the Company or any Guarantor or any other obligor upon the Securities, their creditors or their property and shall be entitled and empowered, subject to Article Thirteen, to collect, receive and distribute any money or other property payable or deliverable on any such claims and any Custodian in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 606 hereof. To the extent that the payment of any such compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under

Section 606 hereof out of the estate in any such proceeding shall be denied for any reason, payment of the same shall be secured by a Lien on, and shall be paid out of, any and all distributions, dividends, money, securities and other properties which the Holders of the Securities may be entitled to receive in such proceeding whether in liquidation or under any plan of reorganization or arrangement or otherwise. Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

                 Section 510.     Priorities.

                 If the Trustee collects any money pursuant to this Article, it shall pay out the money in the following order:

                 First: to (i) the Trustee, its agents and attorneys for amounts due under Section 606 hereof, including payment of all compensation, expenses and liabilities incurred, and all advances made, by the Trustee and the costs and expenses of collection and (ii) the Collateral Agent, pursuant to the terms of the Intercreditor Agreement;

                 Second: subject to Article Thirteen, to (i) Holders for amounts due and unpaid on the Securities for principal, premium, if any, interest and Liquidated Damages, if any, ratably, without preference or priority of any kind, according to the amounts due and payable on the Securities for principal, premium, if any, interest and Liquidated Damages, if any, respectively, and (ii) subject to the Intercreditor Agreement, to the Term Loan Agent for obligations under the Term Loan Agreement, including amounts of principal of, premium, if any, and interest on such obligations;

                 Third: subject to Article Thirteen, without duplication, to Holders for any other Indenture Obligations owing to the Holders under this Indenture or the Securities; and

                 Fourth: subject to Article Thirteen, to the Company or to such party as a court of competent jurisdiction shall direct.

                 The Trustee may fix a record date and payment date for any payment to Holders.

                 Section 511.     Undertaking for Costs.

                 In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as a Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section does not apply to a suit by the Trustee, a suit by a Holder pursuant to Section 507 hereof or a suit by Holders of more than 10% in principal amount of the Securities then Outstanding or to any suit instituted by any Holder for the enforcement of the payment of the principal of, premium, if any, interest or Liquidated Damages, if any, on any Security on or after the respective Stated Maturities expressed in such Security (or, in the case of redemption or repurchase, on or after the Redemption Date or repurchase date).

                 Section 512.     Waiver of Stay, Extension or Usury Laws.

                 Each of the Company and any Guarantor covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury or other law wherever enacted, now or at any time hereafter in force, which would prohibit or forgive the Company or any Guarantor from paying all or any portion of the principal of, premium, if any, interest or Liquidated Damages, if any, on the Securities contemplated herein or in the Securities or which may affect the covenants or the performance of this Indenture; and each of the Company and any Guarantor (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it shall not hinder, delay or impede the execution of any power herein granted to the Trustee, but shall suffer and permit the execution of every such power as though no such law had been enacted.


                                  ARTICLE SIX

                                  THE TRUSTEE

                 Section 601.     Notice of Defaults.

                 Within ninety (90) days after the occurrence of any Default, the Trustee shall transmit by mail to all Holders, as their names and addresses appear in the Security Register, notice of such Default hereunder known to the Trustee, unless such

Default shall have been cured or waived; provided, however, that, except in the case of a Default in the payment of the principal of, premium, if any, or interest on any Security, the Trustee shall be protected in withholding such notice if and so long as a trust committee of Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interest of the Holders.

                 Section 602.     Certain Rights of Trustee.

                 Subject to the provisions of Trust Indenture Act Sections 315(a) through 315(d):

                 (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of Indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                 (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

                 (c) the Trustee may consult with counsel and any written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder or under any Security Document in good faith and in reliance thereon in accordance with such advice or Opinion of Counsel;

                 (d) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture or any Security Document at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee security or indemnity satisfactory to the Trustee against the costs, expenses and liabilities which might be incurred therein or thereby in compliance with such request or direction;

                 (e) the Trustee shall not be liable for any action taken or omitted by it in good faith and believed by it to be authorized or within the discretion, rights or powers conferred upon it by this Indenture or any Security Document other than any liabilities arising out of the gross negligence of the Trustee;

                 (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, approval, appraisal, bond, debenture, note, coupon, security or other paper or document unless requested in writing to do so by the Holders of not less than a majority in aggregate principal amount of the Securities then Outstanding; provided that, if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture, the Trustee may require reasonable indemnity against such expenses or liabilities as a condition to proceeding; the reasonable expenses of every such investigation shall be paid by the Company or, if paid by the Trustee or any predecessor Trustee, shall be repaid by the Company upon demand; provided, further, that the Trustee in its discretion may make such further inquiry or investigation into such facts or matters as it may deem fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

                 (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder or under any Security Document either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

                 (h) no provision of this Indenture or any Security Document shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers;

                 (i) notwithstanding anything to the contrary set forth herein or in any Security Document, under no circumstances shall the Trustee be required to take possession of or maintain an action to foreclose upon any Mortgaged Property; and

                 (j) no implied covenants or obligations shall be read into this Indenture or any other Security Document against the Trustee.

                 Section 603. Trustee Not Responsible for Recitals, Dispositions of Securities or Application of Proceeds Thereof.

                 The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities, except that the Trustee represents that it is duly authorized to execute and deliver this Indenture, authenticate the Securities and perform its obligations hereunder and that the statements made by it in a Statement of Eligibility on Form T-1, if any, supplied to the Company are true and accurate subject to the qualifications set forth therein. The Trustee shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

                 Section 604. Trustee and Agents May Hold Securities; Collections; etc.

                 The Trustee, any Paying Agent, Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities, with the same rights it would have if it were not the Trustee, Paying Agent, Security Registrar or such other agent and, subject to Trust Indenture Act Sections 310 and 311, may otherwise deal with the Company and receive, collect, hold and retain collections from the Company with the same rights it would have if it were not the Trustee, Paying Agent, Security Registrar or such other agent.

                 Section 605.     Money Held in Trust.

                 All moneys received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated from other funds except to the extent required by mandatory provisions of law. Except for funds or securities deposited with the Trustee pursuant to Article Four, the Trustee may invest all moneys received by the Trustee, until used or applied as herein provided, in Cash Equivalents in accordance with the written directions of the Company. The Trustee shall not be liable for any losses incurred in connection with any investments made in accordance with Section 605 hereof, unless the Trustee acted with gross negligence or in bad faith. With respect to any losses on investments made under this Section 605, the Company is liable for the full extent of any such loss.

                 Section 606. Compensation and Indemnification of Trustee and Its Prior Claim.

                 The Company covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, reasonable compensation for all services rendered by it hereunder (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) and the Company covenants and agrees to pay or reimburse the Trustee and each predecessor Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by or on behalf of it in accordance with any of the provisions of this Indenture (including the reasonable compensation and the expenses and disbursements of its counsel and of all agents and other persons not regularly in its employ), except any such expense, disbursement or advance as may arise from its negligence or bad faith. The Company also covenants to indemnify the Trustee and each predecessor Trustee for, and to hold it harmless against, any loss, liability, tax, assessment or other governmental charge (other than taxes applicable to the Trustee's compensation hereunder) or expense incurred without gross negligence or bad faith on such Trustee's part, arising out of or in connection with the acceptance or administration of this Indenture or any Security Document or the trusts hereunder and such Trustee's duties hereunder, including enforcement of this Section 606 and also including any liability which the Trustee may incur as a result of failure to withhold, pay or report any tax, assessment or other governmental charge, and the costs and expenses of defending itself against or investigating any claim of liability in the premises. The obligations of the Company under this Section to compensate and indemnify the Trustee and each predecessor Trustee and to pay or reimburse the Trustee and each predecessor Trustee for expenses, disbursements and advances shall constitute an additional obligation hereunder and shall survive the satisfaction and discharge of this Indenture, or the resignation or removal of any Trustee.

                 To secure the Company's payment obligations in this Section 606, the Trustee shall have a Lien prior to the Securities on all money or property held or collected by the Trustee, in its capacity as Trustee, except money or property held in trust to pay principal of or interest or Liquidated Damages, if any, on particular Securities.

                 When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 501(9) or (10), the expenses and the compensation for the services shall be preferred over the status of Holders in any proceeding under any Bankruptcy Law and are intended to constitute expenses of administration under any Bankruptcy Law.

                 Section 607.     Conflicting Interests.

                 The Trustee shall comply with the provisions of Section 310(b) of the Trust Indenture Act.

                 Section 608.     Corporate Trustee Required; Eligibility.

                 There shall at all times be a Trustee hereunder which shall be eligible to act as trustee under Trust Indenture Act Section 310(a)(1) and which shall have a combined capital and surplus of at least $50,000,000 or which shall be a wholly owned subsidiary of a company that has a combined capital and surplus of at least $50,000,000, to the extent there is an institution eligible and willing to serve. If the Trustee does not have an office in The City of New York, the Trustee may appoint an agent in The City of New York reasonably acceptable to the Company to conduct any activities which the Trustee may be required under this Indenture to conduct in The City of New York. If the Trustee does not have an office in The City of New York or has not appointed an agent in The City of New York, the Trustee shall be a participant in the Depository Trust Company and FAST distribution systems. If such corporation published reports of condition at least annually, pursuant to law or to the requirements of Federal, state, territorial or District of Columbia supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect hereinafter specified in this Article Six.

                 Section 609. Resignation and Removal; Appointment of Successor Trustee.

                 (a) No resignation or removal of the Trustee and no appointment of a successor trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor trustee under
Section 610 hereof.

                 (b) The Trustee, or any trustee or trustees hereafter appointed, may at any time resign by giving written notice thereof to the Company. Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee by written instrument executed by authority of the Board of Directors, a copy of which shall be delivered to the resigning Trustee and a copy to the successor trustee. If an instrument of acceptance by a successor trustee shall not have been delivered to the Trustee within thirty
(30) days after the giving of such notice of resignation, the resigning Trustee may, or any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper, appoint a successor trustee.

                 (c) The Trustee may be removed at any time by an Act of the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities, delivered to the Trustee and to the Company.

                 (d)      If at any time:

                          (1) the Trustee shall fail to comply with the provisions of Trust Indenture Act Section 310(b) after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

                          (2)     the Trustee shall cease to be eligible under
                 Section 608 hereof and shall fail to resign after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

                          (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any case, (i) the Company by a Board Resolution may remove the Trustee, or (ii) subject to Section 511 hereof, the Holder of any Security who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor trustee.

                 (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by a Board Resolution, shall promptly appoint a successor trustee. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor trustee shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding

Securities delivered to the Company and the retiring Trustee, the successor trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor trustee and supersede the successor trustee appointed by the Company. If no successor trustee shall have been so appointed by the Company or the Holders of the Securities and accepted appointment in the manner hereinafter provided, the Holder of any Security who has been a bona fide Holder for at least six months may, subject to Section 511 hereof, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor trustee.

                 (f) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor trustee by mailing written notice of such event by first-class mail, postage prepaid, to the Holders of Securities as their names and addresses appear in the Security Register. Each notice shall include the name of the successor trustee and the address of its Corporate Trust Office or agent hereunder.

                 Section 610.     Acceptance of Appointment by Successor.

                 Every successor trustee appointed hereunder shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee as if originally named as Trustee hereunder; but, nevertheless, on the written request of the Company or the successor trustee, upon payment of its charges then unpaid, such retiring Trustee shall, pay over to the successor trustee all moneys at the time held by it hereunder and shall execute and deliver an instrument transferring to such successor trustee all such rights, powers, duties and obligations. Upon request of any such successor trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor trustee all such rights and powers. Any Trustee ceasing to act shall, nevertheless, retain a prior claim upon all property or funds held or collected by such Trustee or such successor trustee to secure any amounts then due such Trustee pursuant to the provisions of Section 606 hereof.

                 No successor trustee with respect to the Securities shall accept appointment as provided in this Section 610 unless at the time of such acceptance such successor trustee shall be eligible to act as trustee under the provisions of Trust Indenture Act Section 310(a) and this Article Six and shall have a combined capital and surplus of at least $50,000,000 or which shall be a wholly owned subsidiary of a company that has a combined capital and surplus of at least $50,000,000 and have a Corporate Trust Office or an agent selected in accordance with Section 608 hereof.

                 Upon acceptance of appointment by any successor trustee as provided in this Section 610, the Company shall give notice thereof to the Holders of the Securities, by mailing such notice to such Holders at their addresses as they shall appear on the Security Register. If the acceptance of appointment is substantially contemporaneous with the resignation, then the notice called for by the preceding sentence may be combined with the notice called for by Section 609 hereof. If the Company fails to give such notice within ten (10) days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be given at the expense of the Company.

                 Section 611. Merger, Conversion, Consolidation or Succession to Business.

                 Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be eligible under Trust Indenture Act Section 310(a) and this Article Six and shall have a combined capital and surplus of at least $50,000,000 or which shall be a wholly owned subsidiary of a company that has a combined capital and surplus of at least $50,000,000 and have a Corporate Trust Office or an agent selected in accordance with Section 608 hereof without the execution or filing of any paper or any further act on the part of any of the parties hereto.

                 In case at the time such successor to the Trustee shall succeed to the trusts created by this Indenture any of the Securities shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor Trustee and deliver such Securities so authenticated; and, in case at that time any of the Securities shall not have been authenticated, any successor to the Trustee may authenticate such Securities either in the name of any predecessor hereunder or in the name of the successor trustee; and in all such cases such certificate shall have the full force which it is anywhere in the Securities or in this Indenture provided that the certificate of the Trustee shall have; provided that the right to adopt the certificate of authentication of any predecessor Trustee or to authenticate Securities in the name of any predecessor Trustee shall apply only to its successor or successors by merger, conversion or consolidation.

                 Section 612.     Preferential Collection of Claims Against
Company.

                 If and when the Trustee shall be or become a creditor of the Company (or other obligor under the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor). A Trustee who has resigned or been removed shall be subject to the Trust Indenture Act Section 311(a) to the extent indicated therein.

                 Section 613.     Certain Duties and Responsibilities.

                 (1)      Except during the continuance of an Event of Default,

                 (a) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                 (b) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture, but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture but shall not be required to verify the contents thereof.

                 (2) In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.


                                 ARTICLE SEVEN

               HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

                 Section 701. Company to Furnish Trustee Names and Addresses of Holders.

                 The Company shall furnish or cause to be furnished to the Trustee

                 (a) semiannually, not more than ten (10) days after each Regular Record Date, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of such Regular Record Date; and

                 (b) at such other times as the Trustee may request in writing, within thirty (30) days after receipt by the Company of any such request, a list of similar form and content as of a date not more than fifteen (15) days prior to the time such list is furnished;

provided, however, that if and so long as the Trustee shall be the Security Registrar, no such list need be furnished.

                 Section 702.     Disclosure of Names and Addresses of Holders.

                 Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of the disclosure of any information as to the names and addresses of the Holders in accordance with Trust Indenture Act Section 312, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Trust Indenture Act Section 312.

                 Section 703.     Reports by Trustee.

                 Within sixty (60) days after May 15 of each year commencing with the first May 15 after the Closing Date, the Trustee shall transmit by mail to all Holders, as their names and addresses appear in the Security Register, as provided in Trust Indenture Act Section 313(c), a brief report dated as of such May 15 in accordance with and to the extent required by Trust Indenture Act Section 313(a). The Trustee shall also comply with Trust Indenture Act Section 313(b).

                 Commencing at the time this Indenture is qualified under the Trust Indenture Act, a copy of each report at the time of its mailing to Holders shall be filed with the Commission and each stock exchange on which the Securities are listed of which the Company has notified the Trustee in writing. The Company shall notify the Trustee when Securities are listed on any stock exchange.

                 Section 704.     Reports by Company and Guarantors.

                 (a) Whether or not PAAC is subject to Section 13(a) or 15(d) of the Exchange Act, PAAC shall, to the extent permitted under the Exchange Act, file with the Commission the annual reports, quarterly reports and other documents which PAAC would have been required to file with the Commission pursuant to such Section 13(a) or 15(d) if PAAC were so subject, such documents to be filed with the Commission on or prior to the respective dates (the "Required Filing Dates") by which PAAC would have been required so to file such documents if PAAC were so subject. PAAC shall also in any event (x) within 15 days of each Required Filing Date (i) transmit by mail to all Holders of Securities, as their names and addresses appear in the security register, without cost to such Holders and (ii) file with the Trustee copies of the annual reports, quarterly reports and other documents which PAAC would have been required to file with the Commission pursuant to Section 13(a) or 15(d) of the Exchange Act if PAAC were subject to such Sections and (y) if filing such documents by PAAC with the Commission is not permitted under the Exchange Act, promptly upon written request and payment of the reasonable cost of duplication and delivery, supply copies of such documents to any prospective Holder of Securities at PAAC's cost. Any financial statements contained in each of such reports or other documents will be prepared in accordance with GAAP.

                 (b) For so long as any of the Securities remain outstanding and are "restricted securities" within the meaning of Rule 144(a)(3) under the Securities Act, the Company covenants and agrees that it shall, during any period in which it is not subject to Section 13(a), 13(c) or 15(d) under the Exchange Act, make available to any Holder of the Securities in connection with any sale thereof and any prospective purchaser of the Securities from such Holder, in each case upon request, the information specified in, and meeting the requirements of, Rule 144A(d)(4) under the Securities Act.

                 (c) The Trustee has no duty to review any financial or other reports for purposes of determining compliance with this or any other provisions of this Indenture.


                                 ARTICLE EIGHT

                             CONSOLIDATION, MERGER,
                         CONVEYANCE, TRANSFER OR LEASE

                 Section 801.     When the Company May Merge, Etc.

                 (a) The Company shall not amalgamate with, consolidate with or merge into, or sell, assign, convey, lease or transfer all or substantially all of its assets and those of its Subsidiaries taken as a whole to, any Person, unless

                 (i) the resulting, surviving or transferee Person expressly assumes all the obligations of the Company under the Securities and this Indenture;

                 (ii) such Person shall be organized and existing under the laws of Canada, any province thereof, the United States of America, a state thereof or the District of Columbia;

                 (iii) at the time of the occurrence of such transaction and after giving effect to such transaction on a pro forma basis, such Person could incur $1.00 of additional Indebtedness pursuant to the covenant described in the initial paragraph under Section 1008 (assuming a market rate of interest with respect to such additional Indebtedness);

                 (iv) at the time of the occurrence of such transaction and after giving effect to such transaction on a pro forma basis, the Consolidated Net Worth of such Person shall be equal to or greater than the Consolidated Net Worth of the Company immediately prior to such transaction;

                 (v) each Guarantor, to the extent applicable, shall by supplemental indenture confirm that its Guarantee shall apply to such Person's obligations under the Securities;

                 (vi) immediately before and immediately after giving effect to such transaction and treating any Indebtedness which becomes an obligation of the Company or any of its Subsidiaries or of such Person as a result of such transaction as having been incurred by the Company or such Subsidiary or such Person, as the case may be, at the time of such transaction, no Default or Event of Default shall have occurred and be continuing; and

                 (vii) the Company shall have received an Opinion of Independent Counsel in Canada to the effect that (A) any payment of interest or principal on the Securities by the Company to a Holder will, after the amalgamation, consolidation, merger, sale, assignment, conveyance, transfer, lease or other disposition of assets, be exempt from Canadian withholding tax if the Holder is or is deemed to be a non-resident of Canada, deals at arm's length with the resulting, surviving or transferee Person for purposes of the Income Tax Act (Canada) at the time of making the payment and (B) no other taxes on income (including taxable capital gains) will be payable under the Income Tax Act (Canada) by a Holder of the Securities who is or who is deemed to be a non-resident of Canada in respect of the acquisition, ownership or disposition of the Securities, including the receipt of interest, principal or premium thereon, provided that such Holder does not use or hold, and is not deemed to use or hold, the Securities in carrying on a business in Canada for purposes of the Income Tax Act (Canada) and, in the case of a Holder of Securities who carries on an insurance business in Canada and elsewhere, the Securities are not effectively connected with its Canadian insurance business.

The Company shall deliver to the Trustee prior to the consummation of the proposed transaction an Officers' Certificate to the foregoing effect and an Opinion of Counsel, covering clauses (i), (ii), (v) and (vi) above, stating that the proposed transaction and such supplemental indentures comply with this Indenture and with Section 903 hereof and the Opinion of Independent Counsel referred to in clause (vii) above. The Trustee shall be entitled to conclusively rely upon such Officers' Certificate and Opinions of Counsel which opinions shall also comply with Section 903 hereof.

                 (b) No Guarantor shall, and the Company and PAAC shall not permit a Guarantor to, in a single transaction or series of related transactions, amalgamate, merge or consolidate with or into any other corporation (other than the Company or any other Guarantor) or other entity, or sell, assign, convey, transfer, lease or otherwise dispose of all or substantially all of its properties and assets to any entity (other than the Company or any other Guarantor) unless at the time and giving effect thereto:

                 (i) either (1) such Guarantor shall be the continuing corporation or (2) the entity (if other than such Guarantor) formed by such amalgamation, consolidation or into which such Guarantor is merged or the entity which acquires by sale, assignment, conveyance, transfer, lease or disposition the properties and assets of such Guarantor shall be a corporation duly organized and validly existing under the laws of the United States of America, any state thereof or the District of Columbia or of Canada or any province thereof and expressly assumes by a supplemental indenture, executed and delivered to the Trustee, in a form reasonably satisfactory to the Trustee, all the obligations of such Guarantor under the Securities and this Indenture; and

                 (ii) immediately before and immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing.

                 Such Guarantor shall deliver to the Trustee prior to the consummation of the proposed transaction, in form and substance reasonably satisfactory to the Trustee, an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, sale, assignment, conveyance, transfer, lease or disposition and such supplemental indenture, if required, comply with this Indenture. The Trustee shall be entitled to conclusively rely upon such Officers' Certificate and Opinion of Counsel, which opinion shall also comply with Section 903 hereof.

                 The provisions of this Section 801(b) shall not apply to any transaction (including any Asset Sale made in accordance with Section 1009) with respect to any Guarantor if the Guarantee of such Guarantor is released in connection with such transaction in accordance with Section 1019(b).

                 Section 802.     Successor Substituted.

                 Upon any consolidation or merger, or any sale, assignment, conveyance, transfer or disposition of all or substantially all of the properties and assets of the Company or any Guarantor in accordance with
Section 801 hereof, the successor Person formed by such consolidation or into which the Company or such Guarantor, as the case may be, is merged or the successor Person to which such sale, assignment, conveyance, transfer, lease or disposition is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company or such Guarantor, as the case may be, under this Indenture, the Securities and/or such Guarantee, as the case may be, with the same effect as if such successor had been named as the Company or such Guarantor, as the case may be, herein, in the Securities and/or in such Guarantee, as the case may be. When a successor assumes all the obligations of its predecessor under this Indenture, the Securities or a Guarantee, as the case may be, the predecessor shall be released from those obligations; provided that in the case of a transfer by lease, the predecessor shall not be released from the payment of principal and interest on the Securities or a Guarantee, as the case may be.


                                  ARTICLE NINE

                            SUPPLEMENTAL INDENTURES

                 Section 901. Supplemental Indentures and Agreements without Consent of Holders.

                 Without the consent of any Holders, the Company and the Guarantors, when authorized by a Board Resolution, and the

Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto or agreements or other instruments with respect to any Guarantee, in form and substance satisfactory to the Trustee, for any of the following purposes:

                 (i)      to cure any ambiguity, defect or inconsistency;

                 (ii) to provide for the assumption pursuant to Article Eight of the Company's or a Guarantor's obligations to the Holders in the case of a merger, consolidation or sale of assets;

                 (iii) to provide for uncertificated Securities in addition to or in place of certificated Securities;

                 (iv) to make any change that does not adversely affect the rights hereunder or thereunder of any Holder;

                 (v) to comply with requirements of the Commission in order to effect or maintain the qualification of this Indenture under the Trust Indenture Act;

                 (vi)     to add a Guarantor pursuant to the requirements of
         Section 1019 hereof;

                 (vii) to evidence and provide the acceptance of the appointment of a successor trustee hereunder;

                 (viii) to provide additional collateral for the Securities or the Guarantees or other Indebtedness permitted to be secured by the Collateral, and in connection therewith, to modify covenants, to provide additional indemnity to the Trustee, and to modify other provisions of this Indenture, the Securities or the Guarantees that relate to such collateral or that will or may be impacted by the providing of such collateral, and to enter into agreements, documents or other instruments to effect the foregoing, including, without limitation, intercreditor and collateral agency agreements relating to Liens on such collateral on a pari passu basis in favor of the Trustee for the benefit of the Holders;

                 (ix) to comply with any requirement of the Commission or applicable law to effectuate the Exchange Offer; or

                 (x) to add to the covenants of the Company, PAAC, any other Guarantor or any other obligor upon the Securities for the benefit of the Holders, or to surrender any right or power herein conferred upon the Company, PAAC, any other Guarantor or any other obligor upon the Securities, as applicable, herein, in the Securities or in any Guarantee.

                 Section 902. Supplemental Indentures and Agreements with Consent of Holders.

                 With the consent of the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities, by Act of said Holders delivered to the Company, each Guarantor and the Trustee, the Company and each Guarantor (if a party thereto) when authorized by a Board Resolution and the Trustee may enter into an indenture or indentures supplemental hereto or agreements or other instruments with respect to any Guarantee in form and substance satisfactory to the Trustee for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders under this Indenture, the Security Documents, the Securities or any Guarantee; provided, however, that no such supplemental indenture, agreement or instrument shall, without the consent of the Holder of each Outstanding Security affected thereby:

                 (i) reduce the principal amount of Securities whose Holders must consent to an amendment or waiver of this Indenture, the Security Documents, the Securities or the Guarantees;

                 (ii) reduce the rate of, or change the time for payment of, interest, including default interest, on any Security;

                 (iii) reduce the principal of or change the fixed maturity of any Security, or alter the optional redemption provisions, or the provisions relating to redemption for changes in Canadian withholding or other taxes that would result in the payment of Additional Amounts or alter the price at which the Company shall offer to purchase such Securities pursuant to Sections 1014 or 1109 hereof;

                 (iv) make any Security payable in money other than that stated in the Security;

                 (v)      make any change in Sections 504 or 507 hereof;

                 (vi) waive a Default or Event of Default in the payment of principal of, premium, if any, or interest on the Securities, including any such obligation arising under Sections 1009 and 1109 or
         Section 1014 hereof (except a rescission of acceleration of the Securities pursuant to Section 502 hereof by the Holders of at least a majority (or in the case of the failure to make a Change of Control Offer, two-thirds) in aggregate principal amount of the Securities then Outstanding and a waiver of the payment default that resulted from such acceleration);

                 (vii)    waive a purchase payment required to be made under
         Section 1009 and 1109 or Section 1014 or a payment under Article Thirteen hereof with respect to any Security;

                 (viii)   affect the ranking of the Securities;

                 (ix) release all or substantially all of the Collateral other than pursuant to the terms of this Indenture or the Security Documents;

                 (x) make any change in Section 1024 hereof that adversely affects the rights of any Holder, or amend the terms of the Securities or this Indenture in a way that would result in the loss of an exemption from any of the Taxes; or

                 (xi)     make any change in the provisions of this Section
         902.

                 Upon the written request of the Company and each Guarantor, accompanied by a copy of a Board Resolution authorizing the execution of any such supplemental indenture or Guarantee, and upon the filing with the Trustee of evidence of the consent of Holders as aforesaid, the Trustee shall, subject to Section 903 hereof, join with the Company and each Guarantor in the execution of such supplemental indenture or Guarantee.

                 It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture or Guarantee or agreement or instrument relating to any Guarantee, but it shall be sufficient if such Act shall approve the substance thereof.

                 Section 903.     Execution of Supplemental Indentures and
Agreements.

                 In executing, or accepting the additional trusts created by, any supplemental indenture, agreement or instrument permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Trust Indenture Act
Section 315(a) through 315(d) and Section 602 hereof) shall be fully protected in relying upon, an Opinion of Counsel and an Officers' Certificate stating that the execution of such supplemental indenture, agreement or instrument is authorized or permitted by this Indenture, that no consent is required or that all requisite consents have been received and that such supplemental indenture constitutes the legal, valid and binding obligation of the Company, such Guarantor or successor, as the case may be, enforceable against such entity in accordance with its terms, subject to customary exceptions. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture, agreement or instrument which affects the Trustee's own rights, duties or immunities under this Indenture, any Guarantee or otherwise.

                 Section 904.     Revocation Effect of Supplemental Indentures.

                 Until a supplemental indenture, amendment or waiver becomes effective, a consent to it by a Holder of a Security is a continuing consent by the Holder and every subsequent Holder of a Security or portion of a Security that evidences the same debt as the consenting Holder's Security, even if notation of consent is not made on any Security.

                 Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

                 Section 905.     Conformity with Trust Indenture Act.

                 Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

                 Section 906.     Reference in Securities to Supplemental
Indentures.

                 Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may bear a notation in form satisfactory to the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities so modified as to conform to any such supplemental indenture may be prepared and executed by the Company and each Guarantor and authenticated and delivered by the Trustee in exchange for Outstanding Securities.


                                  ARTICLE TEN

                                   COVENANTS

                 Section 1001.    Payment of Principal, Premium and Interest.

                 The Company shall duly and punctually pay the principal of, premium, if any, and interest on the Securities in accordance with the terms of the Securities and this Indenture.

                 Section 1002.    Maintenance of Office or Agency.

                 The Company shall maintain (or cause to be maintained) an office or agency where Securities may be presented or surrendered for payment. The Company also shall maintain (or cause to be maintained) in The City of New York an office or agency where Securities may be surrendered for registration or transfer, redemption or exchange and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Company shall give prompt written notice to the Trustee of the location and any change in the location of any such offices or agencies. If at any time the Company shall fail to maintain (or cause to be maintained) any such required offices or agencies or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the office of the agent of the Trustee described above and the Company hereby appoints such agent as its agent to receive all such presentations, surrenders, notices and demands.

                 The Company may from time to time designate one or more other offices or agencies (in or outside of The City of New York) where the Securities may be presented or surrendered for any or all such purposes, and may from time to time rescind such designation. The Company shall give prompt written notice to the Trustee of any such designation or rescission and any change in the location of any such office or agency.

                 Section 1003.    Compliance Certificate.

                 (i) The Company shall deliver to the Trustee, within one hundred and twenty (120) days after the end of each fiscal year, an Officers' Certificate stating that a review of the activities of the Company and its Subsidiaries during the preceding fiscal year has been made under the supervision of the signing Officers with a view to determining whether each has kept, observed, performed and fulfilled its Indenture Obligations under this Indenture, and further stating, as to each such Officer signing such certificate, that to the best of his or her knowledge each has kept, observed, performed and fulfilled each and every covenant contained in this Indenture and is not in default in the performance or observance of any of the terms, provisions and conditions hereof or thereof (or, if a Default or Event of Default shall have occurred, describing all such Defaults or Events of Default of which he or she may have knowledge and what action each is taking or proposes to take with respect thereto).

                 (ii) The Company shall deliver to the Trustee, within sixty (60) days after the end of the first three quarters of each fiscal year, an Officers' Certificate stating that a review of the activities of the Company and its Subsidiaries during the preceding fiscal quarter has been made under the supervision of the signing Officers with a view to determining whether each has kept, observed, performed and fulfilled its Indenture Obligations under this Indenture, and further stating, as to each such Officer signing such certificate, that to the best of his or her knowledge each has kept, observed, performed and fulfilled each and every covenant contained in this Indenture and is not in default in the performance or observance of any of the terms, provisions and conditions hereof or thereof (or, if a Default or Event of Default shall have occurred, describing all such Defaults or Events of Default of which he or she may have knowledge and what action each is taking or proposes to take with respect thereto).

                 (iii) So long as not contrary to the then current recommendations of the American Institute of Certified Public Accountants, the year-end financial statements delivered to the Trustee pursuant to Section 704(a) shall be accompanied by a written statement of the Company's independent public accountants (who shall be a firm of established national reputation reasonably satisfactory to the Trustee) that in making the examination necessary for certification of such financial statements nothing has come to their attention which would lead them to believe that the Company or any of its Subsidiaries has violated any provisions of Article Eight or Article Ten hereof or, if any such violation has occurred, specifying the nature and period of existence thereof, it being understood that such accountants shall not be liable directly or indirectly to any Person for any failure to obtain knowledge of any such violation.

                 (iv) The Company shall, so long as any of the Securities are outstanding, deliver to the Trustee, forthwith upon any Officer becoming aware of any Default or Event of Default, an Officers' Certificate specifying such Default, Event of Default or other event of default and what action the Company is taking or propose to take with respect thereto.

                 Section 1004.    Taxes.

                 Each of the Company and PAAC shall, and shall cause each of its Subsidiaries to, pay prior to delinquency all material taxes, assessments and governmental levies except as are being contested in good faith and by appropriate proceedings diligently conducted and in respect of which appropriate reserves (in the good faith judgment of management of the Company) are being maintained in accordance with GAAP.

                 Section 1005. Jurisdiction, Service of Process and Venue; Immunity; Judgement Currency.

                 (a) Each of the Company and the Guarantors agrees that any suit, action or proceeding with respect to this Indenture, the Securities, the Guarantees, the Registration Rights Agreement or the Security Documents or any judgment entered by any court in respect thereof may be brought in the United States District Court for the Southern District of New York, in the Supreme Court of the State of New York sitting in New York County (including its Appellate Division), or in any other appellate court in the State of New York, as the party commencing such suit, action or proceeding may elect in its sole discretion; and each of the Company and the Guarantors hereby irrevocably submits to the non-exclusive jurisdiction of such courts for the purpose of any such suit, action, proceeding or judgment. Each of the Company and the Guarantors further submits, for the purpose of any suit, action, proceeding or judgment brought or rendered against it, to the appropriate courts of the jurisdiction of its domicile, and for the purpose of any such suit, action, proceeding or judgment brought or rendered against any Collateral or other property, to the appropriate courts of the jurisdiction where such Collateral or other property may be found.

                 (b) Each of the Company and the Guarantors agrees that service of all writs, process and summonses in any such suit, action or proceeding brought in any Federal or state court located in The City of New York may be made upon CT Corporation, presently located at 1633 Broadway, New York, New York 10019, U.S.A. (the "U.S. Process Agent"), and each of the Company and the Guarantors hereby confirms and agrees that the U.S. Process Agent has been duly and irrevocably appointed as its agent and true and lawful attorney-in-fact in its name, place and stead to accept such service of any and all such writs, process and summonses, and agrees that the failure of the U.S. Process Agent to give any notice of any such service of process to the Company or the applicable Guarantor shall not impair or affect the validity of such service or of any judgment based thereon. Each of the Company and the Guarantors hereby further irrevocably consents to the service of process in any suit, action or proceeding in such courts by the mailing thereof by registered or certified mail, postage prepaid, at its address set forth in Section 106 hereof or by personal service within or without the jurisdiction of its domicile.

                 (c) Nothing herein shall in any way be deemed to limit the ability of the Trustee or the Holders to serve any such writs, process or summonses in any other manner permitted by applicable law or to obtain jurisdiction over the Company or any Guarantor in such other jurisdictions, and in such manner, as may be permitted by applicable law.

                 (d) Each of the Company and the Guarantors hereby irrevocably waives, to the fullest extent permitted by applicable law, any objection that it may now or hereafter have to the laying of the venue of any suit, action or proceeding arising out of or relating to this Indenture, the Securities, the Guarantees, the Registration Rights Agreement or the Security Documents brought in the Supreme Court of the State of New York, County of New York, in the United States District Court for the Southern District of New York or in the courts of the jurisdiction of its domicile or in the courts of the jurisdiction where any Collateral or other property of such Person may be found, and hereby further irrevocably waives, to the fullest extent permitted by applicable law, any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

                 (e) To the extent that the Company or any Guarantor may be or become entitled, in any jurisdiction in which judicial proceedings may at any time be commenced with respect to this Indenture, the Securities, the Guarantees, the Registration Rights Agreement or the Security Documents, to claim for itself or the Collateral or its other property or revenues any immunity from suit, court jurisdiction, attachment prior to judgment, attachment in aid of execution of a judgment, execution of a judgment or from any other legal process or remedy relating to its obligations under this Indenture, the Securities, the Guarantees, the Registration Rights Agreement or the Security Documents, and to the extent that in any such jurisdiction there may be attributed such an immunity (whether or not claimed), the Company or such Guarantor, as the case may be, hereby irrevocably agrees not to claim and hereby irrevocably waives such immunity to the fullest extent permitted by the laws of such jurisdiction.

                 (f) This is an international debt transaction in which the specification of United States dollars and payment in New York City is of the essence, and the obligations of the Company and the Guarantors under this Indenture, the Securities and the Guarantees to make payment to (or for the account of) the Trustee and the Holders in dollars shall not be discharged or satisfied by any tender or recovery pursuant to any judgment expressed in or converted into any other currency or in another place except to the extent that such tender or recovery results in the effective receipt by the Trustee and the Holders in New York City of the full amount of dollars payable to the Trustee and the Holders under this Indenture, the Securities and the Guarantees. If for the purpose of obtaining judgment in any court it is necessary to convert a sum due hereunder in dollars into another currency (in this Section 1005 called the "judgment currency"), the rate of exchange that shall be applied shall be that at which in accordance with normal banking procedures dollars could be purchased in New York City with the judgment currency on the

Business Day next preceding the day on which such judgment is rendered. The obligation of each of the Company and the Guarantors in respect of any such sum due from it to the Trustee and the Holders under this Indenture, the Securities or any Guarantee shall, notwithstanding the rate of exchange actually applied in rendering such judgment, be discharged only to the extent that on the Business Day following receipt by the Trustee or the Holders, as the case may be, of any sum adjudged to be due under this Indenture, the Securities or any Guarantee, as the case may be, in the judgment currency the Trustee or the Holders, as the case may be, may in accordance with normal banking procedures purchase and transfer dollars to New York City with the amount of the judgment currency so adjudged to be due; and each of the Company and the Guarantors hereby, as a separate obligation and notwithstanding any such judgment, agrees to indemnify the Trustee and the Holders against, and to pay the Trustee and the Holders on demand, in dollars, the amount (if any) by which the sum originally due to the Trustee or the Holders, as the case may be, in dollars under this Indenture, the Securities or any Guarantee exceeds the amount of the dollars so purchased and transferred.

                 Section 1006.    Limitation on Restricted Payments.

                 Subject to the other provisions of this Section 1006, each of the Company and PAAC shall not, nor shall either cause, permit or suffer any Restricted Subsidiary to, (i) declare or pay any dividends or make any other distributions (including through mergers, liquidations or other transactions commonly known as leveraged buyouts) on any class of Equity Interests of the Company, PAAC or such Restricted Subsidiary (other than dividends or distributions payable or paid by PAAC or a Wholly-Owned Restricted Subsidiary of PAAC on account of its Equity Interests held by the Company, PAAC or another Restricted Subsidiary or payable or paid in shares of Capital Stock of the Company or PAAC other than Redeemable Stock), (ii) make any payment on account of, or set apart money for a sinking or other analogous fund for, the purchase, redemption or other retirement of such Equity Interests, (iii) purchase, defease, redeem or otherwise retire any Subordinated Indebtedness, or (iv) make any Restricted Investment, either directly or indirectly, whether in cash or property or in obligations of the Company, PAAC or any Restricted Subsidiary (all of the foregoing being called "Restricted Payments"), unless, (x) in the case of a dividend, such dividend is payable not more than 60 days after the date of declaration and (y) after giving effect to such proposed Restricted Payment, all the conditions set forth in clauses (1) through (3) below are satisfied (A) at the date of declaration (in the case of any dividend), (B) at the date of such setting apart (in the case of any such fund) or (C) on the date of such other payment or distribution (in the case of any other Restricted Payment) (each such date being referred to as a "Computation Date"):

                 (1) no Default or Event of Default shall have occurred and be continuing or would result from the making of such Restricted Payment;

                 (2) at the Computation Date for such Restricted Payment and after giving effect to such Restricted Payment on a pro forma basis, the Company, PAAC or such Restricted Subsidiary could incur $1.00 of additional Indebtedness pursuant to the covenant described in the initial paragraph under Section 1008 hereof; and

                 (3) the aggregate amount of Restricted Payments declared, paid or distributed subsequent to the Closing Date (including the proposed Restricted Payment) shall not exceed the sum of (i) 50% of the cumulative Consolidated Net Income of PAAC for the period subsequent to October 1, 1997 to and including the last day of PAAC's last fiscal quarter ending prior to the Computation Date (each such period to constitute a "Computation Period") (or, if such aggregate cumulative Consolidated Net Income is a loss, minus 100% of such loss of PAAC during the Computation Period), (ii) the aggregate Net Cash Proceeds of the issuance or sale or the exercise (other than to PAAC or a Subsidiary of PAAC or an employee stock ownership plan or other trust established by the Company, PAAC or any of PAAC's Subsidiaries for the benefit of their respective employees) of the Company's or PAAC's Equity Interests (other than Redeemable Stock) subsequent to the Closing Date, (iii) the aggregate Net Cash Proceeds of the issuance or sale (other than to PAAC or a Subsidiary of PAAC) of any debt securities of the Company or PAAC, respectively, that have been converted into or exchanged for Equity Interests (other than Redeemable Stock) of the Company or PAAC, respectively, to the extent such debt securities were originally issued or sold for cash, plus the aggregate Net Cash Proceeds received by the Company or PAAC, respectively, at the time of such conversion or exchange, in each case subsequent to the Closing Date, (iv) cash contributions to the Company's or PAAC's capital subsequent to the Closing Date and (v) $5,000,000.

                 If no Default or Event of Default has occurred and is continuing or would occur as a result thereof, the prohibitions set forth above are subject to the following exceptions: (a) Restricted Investments in obligations representing a portion of the proceeds of any Asset Sale consummated in accordance with Section 1009 hereof, provided, however, that such Restricted Investments shall be excluded in the calculation of the amount of Restricted Payments previously made for purposes of clause (3) of the preceding paragraph; (b) any purchase or redemption of Equity Interests or Subordinated Indebtedness made by exchange for, or out of the proceeds of the substantially concurrent sale of, Equity Interests of the Company or PAAC (other than Redeemable Stock and other than Equity Interests issued or sold to PAAC or a Subsidiary of PAAC or an employee stock ownership plan), provided, however, that (x) such purchase or redemption shall be excluded in the calculation of the amount of Restricted Payments previously made for purposes of clause (3) of the preceding paragraph and (y) the Net Cash Proceeds from such sale shall be excluded for purposes of clause 3(ii) of the preceding paragraph to the extent utilized for purposes of such purchase or redemption;
(c) any purchase or redemption of Subordinated Indebtedness of the Company or PAAC made by exchange for, or out of the proceeds of the substantially concurrent sale of, Subordinated Indebtedness of the Company, PAAC or any Restricted Subsidiary which is permitted to be issued pursuant to the provisions of Section 1008 hereof, provided, however, that such purchase or redemption shall be excluded in the calculation of the amount of Restricted Payments previously made for purposes of clause (3) of the preceding paragraph;
(d) the repurchase, redemption or other acquisition or retirement for value of Capital Stock of the Company, PAAC or Pioneer held by management or other employees of the Company, PAAC, Pioneer or any Subsidiary of PAAC pursuant to any shareholders agreement, management or employee stock option agreement or management or employee equity subscription agreement in accordance with the provisions of any such arrangement, in an amount not greater than $500,000 in any calendar year plus the portion of any such amounts which remains unused at the end of the two prior calendar years, but in no event to exceed $1,500,000 in any calendar year, provided, however, that any such repurchase, redemption, acquisition or retirement for value shall be excluded in the calculation of the amount of Restricted Payments previously made for purposes of clause (3) of the preceding paragraph; (e) payments to Pioneer pursuant to any tax sharing arrangement so long as payments thereunder do not exceed the amount of PAAC and its consolidated subsidiaries' share of U.S. Federal and state and Canadian federal and provincial income taxes actually paid or to be paid by Pioneer, provided, however, that such payments shall be excluded in the calculation of the amount of Restricted Payments previously made for purposes of clause (3) of the preceding paragraph; (f) payments to Pioneer to perform accounting, legal, corporate reporting and administrative functions in the ordinary course of business in an amount not greater than $500,000 in any calendar year, or to pay required fees in connection with the Acquisition and related transactions, including the registration under applicable laws and regulations of its debt or equity securities issued in connection therewith, provided, however, that such payments shall be excluded in the calculation of the amount of Restricted Payments previously made for purposes of clause (3) of the preceding paragraph; and (g) Investments described in clause (vi) of the definition of Permitted Investments, provided, however, that such Investments shall be included in the calculation of the amount of Restricted Payments previously made for purposes of clause (3) of the preceding paragraph.

                 For purposes of this Section 1006, (a) the amount of any Restricted Payment declared, paid or distributed in property of the Company, PAAC or any Restricted Subsidiary shall be deemed to be the net book value of any such property that is intangible property and the Fair Market Value (as determined by and set forth in a resolution of the Board of Directors) of any such property that is tangible property at the Computation Date, in each case, after deducting related reserves for depreciation, depletion and amortization;
(b) the amount of any Restricted Payment declared, paid or distributed in obligations of the Company, PAAC or any Restricted Subsidiary shall be deemed to be the principal amount of such obligations as of the date of the adoption of a resolution by the board of directors of the Company, PAAC or such Restricted Subsidiary authorizing such Restricted Payment; and (c) a distribution to holders of the Company's or PAAC's Equity Interests of (i) shares of Capital Stock or other Equity Interests of any Restricted Subsidiary or (ii) other assets of the Company or PAAC, without, in either case, the receipt of equivalent consideration therefor shall be regarded as the equivalent of a cash dividend equal to the excess of the Fair Market Value of the Equity Interests or other assets being so distributed at the time of such distribution over the consideration, if any, received therefor. Not later than the date of the making of any such Restricted Payment, the Company shall deliver to the Trustee an officers' certificate stating that such Restricted Payment is permitted, attaching a copy of the applicable resolution of the Board of Directors pursuant to which the value of the Restricted Payment to be made was determined and setting forth the basis upon which the calculations required by this Section 1006 were computed.

                 Section 1007. Limitations on Payment Restrictions Affecting Restricted Subsidiaries.

                 The Company and PAAC shall not, and shall not permit any Restricted Subsidiary to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any consensual encumbrance or restriction of any kind on the ability of PAAC or any Restricted Subsidiary to (i) pay dividends or make any other distribution to the Company, PAAC or the Restricted Subsidiaries on its Equity Interests, (ii) pay any Indebtedness owed to the Company, PAAC or any other Restricted Subsidiary, (iii) make loans or advances to the Company, PAAC or any other Restricted Subsidiary or (iv) transfer any of its property or assets to the Company, PAAC or any other Restricted Subsidiary, except (A) consensual encumbrances or restrictions contained in or created pursuant to the Term Loan Agreement, the Revolving Credit Agreement, the Intercreditor Agreement, the Security Documents and other Existing Indebtedness listed on
Schedule 2 hereto, (B) consensual encumbrances or restrictions in the Securities and this Indenture, (C) any restriction, with respect to a Restricted Subsidiary of the Company or PAAC that is not a Subsidiary of the Company or PAAC on the Closing Date, in existence at the time such entity becomes a Restricted Subsidiary of the Company or PAAC; provided that such encumbrance or restriction is not created in anticipation of or in connection with such entity becoming a Subsidiary of the Company or PAAC and is not applicable to any Person or the properties or assets of any Person other than a Person that becomes a Subsidiary of the Company or PAAC, (D) any encumbrances or restrictions pursuant to an agreement effecting a refinancing of Indebtedness referred to in clauses (A) or (C) of this Section 1007 or contained in any amendment to any agreement creating such Indebtedness, provided that the encumbrances and restrictions contained in any such refinancing or amendment are not materially more restrictive taken as a whole (as determined in good faith by the chief financial officer of the Company) than those provided for in such Indebtedness being refinanced or amended, (E) encumbrances or restrictions contained in any other Indebtedness permitted to be incurred subsequent to the Closing Date pursuant to the provisions of
Section 1008 hereof, provided that any such encumbrances or restrictions are not materially more restrictive taken as a whole (as determined in good faith by the chief financial officer of the Company) than the most restrictive of those provided for in the Indebtedness referred to in clauses (A), (B) or (C) of this Section 1007, (F) any such encumbrance or restriction consisting of customary nonassignment provisions in leases governing leasehold interests to the extent such provisions restrict the transfer of the lease, (G) any restriction with respect to a Restricted Subsidiary imposed pursuant to an agreement entered into for the sale or disposition of all or substantially all of the Capital Stock or assets of such Restricted Subsidiary in compliance with this Indenture pending the closing of such sale or disposition; or (H) any encumbrance or restriction due to applicable law.

                 Section 1008.    Limitations on Indebtedness.

                 The Company and PAAC shall not, and shall not permit any of the Restricted Subsidiaries to, directly or indirectly, create, incur, issue, assume, guarantee or otherwise become liable with respect to or become responsible for the payment of, contingently or otherwise ("incur"), any Indebtedness; provided, however, that the Company, PAAC or a Restricted Subsidiary may incur Indebtedness if at the time of such incurrence and after giving pro forma effect thereto, the Consolidated Cash Flow Coverage Ratio for the most recently ended four full fiscal quarters for which internal financial statements are available immediately preceding the date on which such Indebtedness is incurred, calculated on a pro forma basis as if such Indebtedness was incurred on the first day of such four full fiscal quarter period, would be at least 2.0 to 1.0. For purposes of determining the Consolidated Cash Flow Coverage Ratio, Cash Flow and Consolidated Interest Expense for all periods prior to the Closing Date shall be calculated on a consolidated basis including each of the Company's, PAAC's and its subsidiaries' predecessors.

                 Notwithstanding the foregoing limitations, the limitations of this Section 1008 shall not apply to the incurrence of Permitted Indebtedness.

                 Notwithstanding anything to the contrary contained herein, the Company, PAAC and the Restricted Subsidiaries each may guarantee Indebtedness of the Company, PAAC or any Restricted Subsidiary that is permitted to be incurred hereunder; provided, however, that in the event such Indebtedness guaranteed is subordinated in right of payment to any other Indebtedness of the obligor thereof, then such guarantee shall be subordinated to Indebtedness of such guarantor to the same extent.

                 Section 1009.    Limitations on Asset Sales.

                 (a) The Company and PAAC shall not, and shall not permit any Restricted Subsidiary to, make any Asset Sale (other than to the Company, PAAC or any Restricted Subsidiary) unless (i) the Company, PAAC or such Restricted Subsidiary receives consideration at the time of such Asset Sale at least equal to the Fair Market Value of the assets sold or otherwise disposed of, and at least 80% of the consideration received by the Company, PAAC or such Restricted Subsidiary from such Asset Sale is in the form of cash and no portion thereof shall consist of inventory or accounts receivable or other property that would become subject to a Lien held by any other creditor of the Company, PAAC or of any Restricted Subsidiary; provided, however, that the amount of any cash equivalent or note or other obligation received by the Company, PAAC or such Restricted Subsidiary from the transferee in any such transaction that is converted within 90 days by the Company, PAAC or such Restricted Subsidiary into cash shall be deemed upon such conversion to be cash for purposes of this provision; (ii) to the extent such Asset Sale involves Collateral, (x) the consent of the Majority Holders shall be obtained prior to the consummation of such sale and (y) the Company shall cause the aggregate cash proceeds received by the Company, PAAC or such Restricted Subsidiary in respect of such Asset Sale which are allocated to the Collateral, net of the items set forth in clauses (i) through (vi) of the definition of Net Proceeds (the "Collateral Proceeds") to be deposited with the Collateral Agent in the Intercreditor Collateral Account as and when received by the Company, PAAC or any of the Restricted Subsidiaries and shall otherwise comply with the Intercreditor Agreement and Article Fourteen hereof applicable to such sale of Collateral, provided, that no Senior Indebtedness other than the Securities and any Secured Indebtedness may be permanently repaid or prepaid out of any Collateral Proceeds; and (iii) the Net Proceeds or the Collateral Proceeds received by the Company, PAAC or such Restricted Subsidiary from any Asset Sale are applied in accordance with the Intercreditor Agreement, as applicable, and with the following paragraphs.

                 (b) (i) If all or a portion of the Net Proceeds of any Asset Sale are not required to be applied to repay permanently any Senior Indebtedness of the Company, PAAC or PAI then outstanding as required by the terms thereof, or the Company determines not to apply such Net Proceeds to the permanent prepayment of any Senior Indebtedness outstanding or if no such Senior Indebtedness is then outstanding, then the Company may within 365 days of the Asset Sale (or in the case of Insurance Proceeds or Net Awards, 365 days after receipt by the Collateral Agent of such Insurance Proceeds or Net Awards), invest the Net Proceeds in the Company, PAAC or in one or more Restricted Subsidiaries in a Related Business. (Any optional prepayment of the Term Loan Notes with the Net Proceeds of an Asset Sale shall be permitted only if the amount of such prepayment is limited to the Pro Rata Share (as defined in the Intercreditor Agreement) with respect to the Term Loan Notes, and the Pro Rata Share with respect to the Securities is used to make an Asset Sale Offer (as described below), and any repayment of a revolving credit facility or similar agreement that makes credit available with the Net Proceeds of an Asset Sale shall be permitted only if the commitment thereunder is also permanently reduced by such amount.) The amount of such Net Proceeds neither used to permanently repay or prepay Senior Indebtedness nor used or invested as set forth in this paragraph constitutes "Excess Proceeds."

                 (ii) When the aggregate amount of Excess Proceeds from one or more Asset Sales equals $10,000,000 or more, the Company shall apply 100% of such Excess Proceeds within 365 days subsequent to the consummation of the Asset Sale which resulted in the Excess Proceeds equalling $10,000,000 or more to the purchase of Securities tendered to the Company for purchase at a price (the "Asset Sale Purchase Price") equal to 100% of the principal amount thereof, plus accrued interest and Liquidated Damages, if any, to the date of purchase pursuant to an offer to purchase made by the Company (an "Asset Sale Offer") with respect to the Securities. Any Asset Sale Offer may include a pro rata offer under similar circumstances to purchase other Senior Indebtedness requiring a similar offer.

                 (c) Until such time as the Net Proceeds from any Asset Sale are applied in accordance with this covenant, such Net Proceeds shall be segregated from the other assets of the Company, PAAC and the Subsidiaries of PAAC and invested in cash or Eligible Investments, except that the Company, PAAC or any Restricted Subsidiary may use any Net Proceeds pending the utilization thereof in the manner (and within the time period) described above, to repay revolving loans (under the Revolving Credit Agreement or otherwise) without a permanent reduction of the commitment thereunder.

                 (d) Any Asset Sale Offer shall be made substantially in accordance with the procedures described under Sections 1109 and 1014 hereof. The Company shall cause a notice of any Asset Sale Offer to be mailed to the Trustee and the Holders at their registered addresses not less than 30 days nor more than 45 days before the purchase date. Such notice shall set forth the basis of calculation used in determining the amount of Excess Proceeds to be applied to the purchase of such Securities.

                 In the case of a sale of Collateral in an Asset Sale, the notice of Asset Sale Offer shall contain the following additional information:
(i) a description of the interests to be released, (ii) the Fair Market Value of the released interests as of a date no later than 60 days before the date of such notice, and (iii) certification that the purchase price received is not less than the fair market value of such released interest as of the date of such release. Such notice to the Trustee shall be accompanied by an Officers' Certificate setting forth (i) a statement to the effect that (x) the Company has made an Asset Sale and/or (y) there has occurred a destruction or condemnation in respect of Collateral resulting in Insurance Proceeds or Net Awards which are not required to be applied to effect a Restoration of the affected Collateral under the applicable Security Document. The notice shall also be accompanied by an Opinion of Counsel as to the Asset Sale Offer, and satisfactory title opinions confirming that the Liens of the Collateral Agent or the remaining Collateral continue unimpaired as perfected first priority liens.

                 Upon receiving notice of an Asset Sale Offer, Holders may elect to tender their Securities in whole or in part in integral multiples of $1,000 in exchange for cash. To the extent that Holders properly tender Securities in an amount exceeding the Asset Sale Offer, Securities of tendering Holders shall be repurchased on a pro rata basis (based on amounts tendered).

                 (e) In the event the Company is required to make an Asset Sale Offer at a time when the Company is prohibited from making such Offer, the Company shall, on or prior to the date that the Company is required to make an Asset Sale Offer, (i) seek the consent of its lenders to repurchase Securities pursuant to such Asset Sale Offer or (ii) refinance the Indebtedness that prohibits such Asset Sale Offer; provided, however, that the failure to make or consummate the Asset Sale Offer as provided herein shall constitute an Event of Default.

                 (f) The Company shall comply, to the extent applicable, with the requirements of Rule 14e-1 under the Exchange Act, any other tender offer rules under the Exchange Act and other securities laws or regulations in connection with any offer to repurchase and the repurchase of the Securities as described above.

                 (g) The Company and PAAC shall not, and shall not permit any of the Restricted Subsidiaries to, create or permit to exist or become effective any consensual restriction (other than restrictions not more restrictive taken as a whole (as determined in good faith by the chief financial officer of the Company) than those in effect under Existing Indebtedness, and Indebtedness under the New Credit Facilities) that would materially impair the ability of the Company to comply with the provisions of this Section 1009.

                 (h) If at any time any non-cash consideration (other than any such consideration consisting of inventory, accounts receivable and certain related assets securing or permitted to secure the Revolving Credit Agreement) is received by the Company, PAAC or any Restricted Subsidiary, as the case may be, in connection with any Asset Sale of assets which includes Collateral, such non-cash consideration shall be made subject to the Lien of the Security Documents in the manner contemplated in the Intercreditor Agreement, to the extent of the purchase price allocated to the Collateral. If and when any such non-cash consideration received from any Asset Sale (whether or not relating to Collateral) is converted into or sold or otherwise disposed of for cash, then such conversion or disposition shall be deemed to constitute an Asset Sale hereunder and the Net Proceeds thereof shall be applied in accordance with this
Section 1009 and this Indenture.

                 (i) All Insurance Proceeds and all Net Awards required to be delivered to the Collateral Agent pursuant to any Security Document shall constitute Trust Moneys and shall be delivered by the Company, PAAC or a Restricted Subsidiary, as the case may be, to the Collateral Agent contemporaneously with receipt by the Company, PAAC or such Restricted Subsidiary and be deposited into the Intercreditor Collateral Account and applied in accordance with the applicable provisions of the Intercreditor Agreement. Insurance Proceeds and Net Awards so deposited that may be applied by the Company, PAAC or a Restricted Subsidiary to effect a Restoration of the affected Collateral under the applicable Security Document may be withdrawn from the Intercreditor Collateral Account only in accordance with the applicable provisions of the Intercreditor Agreement. Insurance Proceeds and Net Awards so deposited that are not applied to effect a Restoration of the affected Collateral under the applicable Security Document may only be withdrawn in accordance with applicable provisions of the Intercreditor Agreement.

                 Section 1010.    Limitation on Sale and Leaseback
Transactions.

                 The Company and PAAC shall not, and shall not permit any Restricted Subsidiary to, enter into any Sale and Leaseback Transaction unless
(i) at the time of the occurrence of such transaction and after giving effect to such transaction and (x) in the case of a Sale and Leaseback Transaction which is a Capitalized Lease Obligation, giving effect to the Indebtedness in respect thereof, and (y) in the case of any other Sale and Leaseback Transaction, giving effect to the Attributable Indebtedness in respect thereof, the Company, PAAC or such Restricted Subsidiary could incur $1.00 of additional Indebtedness pursuant to the initial paragraph under Section 1008 hereof, (ii) at the time of the occurrence of such transaction, the Company, PAAC or such Restricted Subsidiary could incur Indebtedness secured by a Lien on property in a principal amount equal to or exceeding the Attributable Indebtedness in respect of such Sale and Leaseback Transaction pursuant to Section 1012 hereof, and (iii) the transfer of assets in such Sale and Leaseback Transaction is permitted by, and the Company applies the proceeds of such transaction in compliance with, Section 1009 hereof.

                 Section 1011.    Limitation on Transactions With Affiliates.

                 (a) The Company, PAAC and the Restricted Subsidiaries shall not, directly or indirectly, enter into any transaction or series of related transactions with or for the benefit of any of their respective Affiliates other than with the Company, PAAC or any Restricted Subsidiary, except on an arm's-length basis and if (x)(i) in the case of any such transaction in which the aggregate rental value, remuneration or other consideration (including the value of a loan), together with the aggregate rental value, remuneration or other consideration (including the value of a loan) of all such other transactions consummated in the year during which such transaction is proposed to be consummated, exceeds $750,000, the Company delivers Board Resolutions to the

Trustee evidencing that the Board of Directors and the Independent Directors that are disinterested each have (by a majority vote) determined in good faith that the aggregate rental value, remuneration or other consideration (including the value of any loan) inuring to the benefit of such Affiliate from any such transaction is not greater than that which would be charged to or extended by the Company, PAAC or its Subsidiaries, as the case may be, on an arm's-length basis for similar properties, assets, rights, goods or services by or to a Person not affiliated with the Company, PAAC or its Subsidiaries, as the case may be, and (ii) in the case of any such transaction in which the aggregate rental value, remuneration or other consideration (including the value of any loan), together with the aggregate rental value, remuneration or other consideration (including the value of any loan) of all such other transactions consummated in the year during which such transactions are proposed to be consummated, exceeds $7,500,000, the Company delivers to the Trustee Board Resolutions as described in clause (a)(x)(i) of this Section 1011 and an opinion of an investment banking firm of national standing in the United States of America, unaffiliated with the Company and the Affiliate which is party to such transaction, to the effect that the aggregate rental price, remuneration or other consideration (including the value of a loan) inuring to the benefit of such Affiliate from any such transaction is not greater than that which would be charged to or extended by the Company, PAAC or its Subsidiaries, as the case may be, on an arm's-length basis for similar properties, assets, rights, goods or services by or to a Person not affiliated with the Company, PAAC or its Subsidiaries, as the case may be, and (y) all such transactions referred to in clauses (a)(x)(i) and (a)(x)(ii) of this Section 1011 are entered into in good faith. Any transaction required to be approved by Independent Directors pursuant to the preceding paragraph must be approved by at least one such Independent Director.

                 (b) The provisions of the preceding paragraph do not prohibit (i) any Restricted Payment permitted to be paid pursuant to the provisions of Section 1006 hereof, (ii) any Investment made in Kemwater during a period of three years following the Closing Date, provided that such Investment matures or is required to be redeemed within one year of its being made, (iii) any issuance of securities, or other payments, awards or grants in cash, securities or otherwise pursuant to, or the funding of, employment arrangements, stock options and stock ownership plans approved by the Board of Directors, (iv) loans or advances to employees in the ordinary course of business consistent with past practices, not to exceed $500,000 aggregate principal amount outstanding at any time, (v) the payment of fees and compensation paid to, and indemnity provided on behalf of, officers, directors, employees or consultants of the Company, PAAC or any of their Subsidiaries, as determined by the board of directors of the Company, PAAC or any of their Subsidiaries in good faith and
(vi) Existing Affiliate Agreements, including amendments thereto entered into after the Closing Date provided that the terms of any such amendment either (A) are not, in the aggregate, less favorable to the Company than the terms of such agreement prior to such amendment, or (B) if such terms are, in the aggregate, less favorable to the Company, such amendment satisfies the requirements of the preceding paragraph.

                 Section 1012.    Limitation on Liens.

                 The Company and PAAC shall not, and shall not permit any Restricted Subsidiary to, create, incur, assume or suffer to exist any Lien upon any of their respective assets or properties now owned or acquired after the Closing Date, or any income or profits therefrom, excluding, however, from the operation of the foregoing any of the following:

                 (a) Liens existing as of the Closing Date or pursuant to an agreement in existence on the Closing Date, including the New Credit Facilities and security documents relating thereto and the Security Documents;

                 (b)      Permitted Liens;

                 (c) Liens on assets or properties of the Company, or on assets or properties of PAAC or the Restricted Subsidiaries, to secure the payment of all or a part of the purchase price of assets or property acquired or constructed in the ordinary course of business after the Closing Date; provided, however, that (i) the aggregate principal amount of Indebtedness secured by such Liens shall not exceed the original cost or purchase price of the assets or property so acquired (including the reasonable and customary costs of installation of such acquired assets) or constructed, (ii) the Indebtedness secured by such Liens shall be otherwise permitted to be incurred hereunder, (iii) such Liens shall not encumber any other assets or property of the Company, PAAC or any of the Restricted Subsidiaries and (iv) the Indebtedness secured by the Lien shall not be created more than 100 days after the later of the acquisition, completion of construction, repair, improvement, addition or commencement of full operation of the property subject to such Liens;

                 (d) Liens on the assets or property acquired by the Company, PAAC or any Restricted Subsidiary after the Closing Date; provided, however, that (i) such Liens existed on the date such assets or property were acquired and were not incurred as a result of or in anticipation of such acquisition and (ii) such Liens shall not extend to or cover any assets or property of the Company, PAAC or any of the Restricted Subsidiaries other than the assets or property so acquired;

                 (e) Liens securing Indebtedness which is incurred to refinance Indebtedness which has been secured by a Lien permitted under this Indenture and which shall be permitted to be refinanced under this Indenture; provided, however, that such Liens shall not extend to or cover any property or assets of the Company, PAAC or any of the Restricted Subsidiaries not securing the Indebtedness so refinanced;

                 (f) Liens on assets or property of the Company, PAAC or any Restricted Subsidiary that shall be subject to a Sale and Leaseback Transaction, provided, however, that the aggregate principal amount of Attributable Indebtedness in respect of all Sale and Leaseback Transactions then outstanding shall not at the time such a Lien is incurred exceed $10,000,000;

                 (g) Liens on property or shares of Capital Stock of a Person at the time such Person becomes a Restricted Subsidiary; provided, however, that such Liens were not created, incurred or assumed in contemplation of the acquisition thereof by the Company, PAAC or a Restricted Subsidiary; provided further, that such Liens shall not extend to any other property owned by the Company, PAAC or a Restricted Subsidiary;

                 (h) Liens securing Indebtedness of a Restricted Subsidiary owing to the Company, PAAC or a Wholly-Owned Restricted Subsidiary of PAAC;

                 (i) Liens on inventory, accounts receivable or related general intangibles of any Restricted Subsidiary securing the obligations under clause (d) of the definition of "Permitted Indebtedness" in Section 101 hereof;

                 (j) pari passu Liens on the "collateral" as defined in the Existing Senior Secured Indenture and the Existing Term Facility securing up to $50,000,000 aggregate principal amount of Indebtedness permitted to be incurred under the initial paragraph of Section 1008 hereof, provided that (i) the proceeds of such Indebtedness are used to acquire or construct additional property, plant and equipment that will be utilized in one or more Related Businesses, and (ii) the aggregate principal amount of Indebtedness secured by such Liens does not exceed the original cost or purchase price of the assets or property so acquired (including the reasonable and customary costs of installation of such acquired assets) or constructed; and

                 (k) Liens on assets or property of the Company, or on assets or property of PAAC or the Restricted Subsidiaries, acquired or constructed after the date of this Indenture other than in the ordinary course of business and other than assets or properties constituting Collateral; provided, however, that (i) the aggregate principal amount of Indebtedness secured by such Liens does not exceed the original cost or purchase price of the assets or property so acquired (including the reasonable and customary costs of installation of such acquired assets) or constructed, (ii) the Indebtedness secured by such Liens is otherwise permitted to be incurred under this Indenture, and (iii) such Liens do not encumber the Collateral.

                 Section 1013.    Corporate Existence.

                 Subject to Article Eight, each of the Company and PAAC shall do or cause to be done all things necessary to preserve and keep in full force and effect (i) its corporate existence and the corporate existence of each of its Subsidiaries, in accordance with their respective organizational documents (as the same may be amended from time to time) and (ii) its (and its Subsidiaries) rights (charter and statutory), licenses and franchises; provided, however, that the Company shall not be required to preserve any such right, license or franchise, or the corporate existence of any Subsidiary of the Company and PAAC, if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and its Subsidiaries taken as a whole and that the loss thereof is not adverse in any material respect to the Holders.

                 Section 1014.    Change of Control.

                 (a) In the event of a Change of Control (the date of such occurrence being the "Change of Control Date"), the Company shall notify the Holders in writing of such occurrence and shall make an irrevocable offer (the "Change of Control Offer") to purchase on a Business Day (the "Change of Control Payment Date") not later than 60 days following the Change of Control Date, all Securities then outstanding at a purchase price (the "Change of Control Purchase Price") equal to 101% of the principal amount thereof plus accrued and unpaid interest and Liquidated Damages, if any, to the Change of Control Payment Date.

                 (b) Notice of a Change of Control Offer shall be mailed by the Company to the Holders at their registered addresses not less than 30 days nor more than 45 days before the Change of Control Payment Date. The Change of Control Offer shall remain open for at least 20 Business Days and until 5:00 p.m., New York City time, on the Change of Control Payment Date. Substantially simultaneously with mailing of the notice, the

Company shall cause a copy of such notice to be published in a newspaper of general circulation in the Borough of Manhattan, The City of New York.

                 (c) The notice, which governs the terms of the Change of Control Offer, shall state:

                 (i) that the Change of Control Offer is being made pursuant to this Section 1014 and that all Securities (or portions thereof) tendered will be accepted for payment;

                 (ii) the Change of Control Purchase Price and the Change of Control Payment Date;

                 (iii) that any Securities not surrendered or accepted for payment shall continue to accrue interest and Liquidated Damages, if any;

                 (iv) that, unless the Company defaults in the payment of the Change of Control Purchase Price, any Securities accepted for payment pursuant to the Change of Control Offer shall cease to accrue interest or Liquidated Damages, if any, after the Change of Control Payment Date;

                 (v) that any Holder electing to have a Security purchased (in whole or in part) pursuant to a Change of Control Offer shall be required to surrender the Security, with the form entitled "Option of Holder to Elect Purchase" on the reverse of the Security completed, to the Paying Agent at the address specified in the notice (or otherwise make effective delivery of the Security pursuant to book-entry procedures and the related rules of the applicable Depositary) at least five (5) Business Days before the Change of Control Payment Date;

                 (vi) that any Holder shall be entitled to withdraw its election if the Paying Agent receives, not later than three (3) Business Days prior to the Change of Control Payment Date, a telegram, telex, facsimile transmission or letter setting forth the name of the Holder, the principal amount of the Security the Holder delivered for purchase, the certificate number of the Security and a statement that such Holder is withdrawing his or her election to have such Security purchased;

                 (vii) that Holders whose Securities are purchased only in part shall be issued Securities representing the unpurchased portion of the Securities surrendered, which unpurchased portion must be equal to $1,000 principal amount or an integral multiple thereof;

                 (viii) the instructions that Holders must follow in order to tender their Securities; and

                 (ix) the circumstances and relevant facts regarding such Change of Control (including but not limited to information with respect to pro forma financial information after giving effect to such Change of Control, and information regarding the Persons acquiring control).

                 (d) On the Change of Control Payment Date, the Company shall:

                 (i) accept for payment the Securities, or portions thereof, surrendered and properly tendered and not withdrawn, pursuant to the Change of Control Offer;

                 (ii) deposit with the Paying Agent money sufficient to pay the Change of Control Purchase Price of all the Securities, or portions thereof, so accepted; and

                 (iii) deliver to the Trustee the Securities so accepted together with an Officers' Certificate stating that such Securities have been accepted for payment by the Company.

The Paying Agent shall promptly mail or deliver to Holders of Securities so accepted payment in an amount equal to the Change of Control Purchase Price and the Trustee shall promptly authenticate and mail to such Holders a new Security equal in principal amount to the unpurchased portion of the Security surrendered.

                 (e) Subject to applicable escheat laws, as provided in the Securities, the Trustee and the Paying Agent shall upon the Company's written request return to the Company any cash that remains unclaimed, together with interest or dividends, if any, thereon, held by them for the payment of the Change of Control Purchase Price; provided, however, that (x) to the extent that the aggregate amount of cash deposited by the Company pursuant to clause
(ii) of paragraph (d) above exceeds the aggregate Change of Control Purchase Price of the Securities or portions thereof to be purchased, then the Trustee shall hold such excess for the Company and (y) unless otherwise directed by the Company in writing, promptly after the Business Day following the Change of Control Payment Date the Trustee shall return any such excess to the Company together with interest, if any, thereon.

                 (f) The Company shall comply, to the extent applicable, with the requirements of Rule 14e-1 under the Exchange Act, any other tender offer rules under the Exchange Act and all other applicable U.S. Federal and state and Canadian federal and provincial securities laws and regulations in connection with the offer to repurchase and the repurchase of the Securities as described above.

                 (g) In the event a Change of Control occurs at a time when the Company is prohibited from purchasing Securities, the Company shall, within thirty (30) days following a Change of Control (i) seek the consent of its lenders to the purchase of the Securities or (ii) refinance the Indebtedness that prohibits such purchase; provided, however, that the failure to make or consummate the Change of Control Offer shall constitute an Event of Default.

                 (h) The Company and PAAC shall not, and shall not permit any of the Restricted Subsidiaries to, create or permit to exist or become effective any restriction (other than restrictions not more restrictive taken as a whole (as determined in good faith by the chief financial officer of the Company) than those in effect under Existing Indebtedness and Indebtedness under the New Credit Facilities) that would materially impair the ability of the Company to make a Change of Control Offer to purchase the Securities or, if such Change of Control Offer is made, to pay for the Securities tendered for purchase.

                 Section 1015.    Maintenance of Properties.

                 The Company and PAAC shall, and shall cause the Restricted Subsidiaries to, maintain their respective (a) existing properties and assets in normal working order and condition as on the Execution Date and (b) properties and assets acquired after the date hereof in normal working order and condition as of the date of such acquisition (in each case, reasonable wear and tear excepted) and make all repairs, renewals, replacements, additions, betterments and improvements thereto, as shall be reasonably necessary for the proper conduct of the business of the Company, PAAC and the Restricted Subsidiaries taken as a whole, provided that nothing herein shall prevent the Company, PAAC or any of the Restricted Subsidiaries from discontinuing any maintenance of any such properties if such discontinuance is desirable in the conduct of the business of the Company, PAAC and the Restricted Subsidiaries taken as a whole.

                 Section 1016.    Maintenance of Insurance.

                 The Company and PAAC shall, and shall cause the Restricted Subsidiaries to maintain liability, casualty and other insurance (subject to customary deductibles and retentions) with responsible insurance companies in such amounts and against such risks as is customarily carried by responsible companies engaged in similar businesses and owning similar assets in the general areas in which the Company, PAAC and the Restricted Subsidiaries operate (which may include self-insurance in comparable form to that maintained by such responsible companies).

                 Section 1017.    Stock Pledge Agreements.

                 (a) The Company and PAAC shall, and shall cause the applicable Subsidiary or Subsidiaries of PAAC (the "Pledgor Subsidiary" or "Pledgor Subsidiaries") to execute and deliver to the Collateral Agent one or more stock pledge agreements substantially in the form of the stock pledge agreement attached as an exhibit to the Existing Senior Secured Indenture ("Stock Pledge Agreements") providing for the pledge to the Collateral Agent for the benefit of itself and the Trustee, for itself and the Holders, and the Term Loan Agent, for itself and the other lenders under the Term Loan Agreement, of all the Capital Stock of the Company and each of the Restricted Subsidiaries that (A) is engaged in any business activity other than the holding of the Capital Stock of one or more Subsidiaries of PAAC (or in the case of Imperial West, engaging in any business activity other than the holding of its Investment in Kemwater) and (B) has assets equal to or greater than 5% of PAAC's total assets determined on a consolidated basis as of the time of determination, together with delivery to the Collateral Agent of stock certificates evidencing such Capital Stock (together with undated stock powers executed in blank), in each case at such time as (i) such Capital Stock is not pledged for the benefit of the lenders under the Existing Term Facility and subject to the rights therein of the holders of the Existing Senior Secured Notes and (ii) such pledge shall not constitute a default or breach under the Existing Term Facility or the Existing Senior Secured Indenture. Upon any such pledge, such Capital Stock shall become "Collateral" for purposes of the Intercreditor Agreement.

                 (b) If (i) there are no Term Loan Notes outstanding, (ii) there is no Indebtedness (the "New Indebtedness") outstanding which refinanced the Term Loan Notes and requires pledges of Capital Stock of one or more Restricted Subsidiaries in connection therewith, (iii) all other amounts due and owing to the lenders under the Term Loan Agreement or the New Indebtedness lenders under the agreement providing for the issuance of the New Indebtedness, as the case may be, have been paid in full, (iv) the Term Loan Agreement or the agreement providing for the issuance of the New Indebtedness, as the case may be, has been terminated, and (v) the Company has delivered to the Trustee and the Collateral Agent an officers' certificate stating that the foregoing requirements have been satisfied (which officers' certificate must also be signed by the Term Loan Agent or the agent, trustee or other representative of the New Indebtedness, as the case may be), then (x) the Company shall be released from its obligations to comply with this Section 1017, (y) the failure to comply with this Section 1017 shall not constitute a Default or Event of Default with respect to the Securities, and (z) all stock pledge agreements entered into by the Company and one or more Subsidiaries of the Company after the Closing Date pursuant to this Section 1017 shall be terminated, and all certificates evidencing Capital Stock pledged thereunder shall be released, by the Collateral Agent.

                 (c) If at any time after the operation of the immediately preceding paragraph the Company or any Subsidiary of the Company intends to incur any Indebtedness which requires the pledge of Capital Stock of one or more Restricted Subsidiaries of the Company in connection therewith, neither the Company nor such Subsidiary of the Company shall incur such Indebtedness without directly securing the Securities with such pledge of Capital Stock on an equal and ratable basis (or prior to in the case of Indebtedness subordinated to the Securities or the Guarantees, as the case may be) and in connection therewith the Company's obligation to comply with the provisions of this Section 1017 shall be reinstated if a covenant or agreement similar to this covenant is included in the agreement providing for the issuance of such Indebtedness.

                 Section 1018.    Money for Security Payments to Be Held in
Trust.

                 If the Company shall at any time act as its own Paying Agent, it shall, on or before each due date of the principal of, premium, if any, interest or Liquidated Damages, if any, on any of the Securities, segregate and hold in trust for the benefit of the Holders entitled thereto a sum sufficient to pay the principal, premium, if any, interest or Liquidated Damages, if any, so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided, and shall promptly notify the Trustee of its action or failure so to act.

                 If the Company is not acting as Paying Agent, the Company shall, before 10:00 a.m. New York City time on each due date of the principal of, premium, if any, interest or Liquidated Damages, if any, on any Securities, deposit with a Paying Agent a sum in same day funds sufficient to pay the principal, premium, if any, interest or Liquidated Damages, if any, so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium, interest or Liquidated Damages, if any, and (unless such Paying Agent is the Trustee) the Company shall promptly notify the Trustee of such action or any failure so to act.

                 If the Company is not acting as Paying Agent, the Company shall cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such

Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent shall:

                 (a) hold all sums held by it for the payment of the principal of, premium, if any, interest or Liquidated Damages, if any, on Securities in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

                 (b) give the Trustee notice of any Default by the Company or any Guarantor (or any other obligor upon the Securities) in the making of any payment of principal, premium, if any, interest or Liquidated Damages, if any;

                 (c) at any time during the continuance of any such Default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent; and

                 (d) acknowledge, accept and agree to comply in all aspects with the provisions of this Indenture relating to the duties, rights and disabilities of such Paying Agent.

                 The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

                 Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of, premium, if any, interest or Liquidated Damages, if any, on any Security and remaining unclaimed for two years after such principal and premium, if any, interest or Liquidated Damages, if any, has become due and payable shall promptly be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in the New York Times and The Wall Street Journal (national edition), notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than thirty (30) days from the date of such notification or publication, any unclaimed balance of such money then remaining shall promptly be repaid to the Company.

                 Section 1019.    Certain Guarantees.

                 (a) If (i) any Subsidiary of PAAC becomes a Restricted Subsidiary after the Closing Date, (ii) the Company, PAAC or any Subsidiary of PAAC that is a Guarantor transfers or causes to be transferred, in one transaction or a series of related transactions, property or assets (including, without limitation, businesses, divisions, real property, assets or equipment) which in the aggregate have a value equal to or greater than 15% of PAAC's and its Subsidiaries' total assets determined on a consolidated basis as of the time of transfer to any Subsidiary or Subsidiaries of PAAC that is not the Company or a Guarantor or are not Guarantors, (iii) any Subsidiary of PAAC which has a value equal to or greater than 5% of PAAC's and its Subsidiaries' total assets determined on a consolidated basis as of the time of determination directly or indirectly guarantees or otherwise becomes obligated with respect to any Senior Indebtedness of the Company or PAAC, or (iv) any Subsidiary of PAAC becomes a guarantor of the Existing Senior Secured Notes, the Term Loan Notes or the loans under the Existing Term Facility after the Closing Date, the Company shall cause such Subsidiary or Subsidiaries of PAAC to execute and deliver to the Trustee a supplemental indenture pursuant to which such Subsidiary or Subsidiaries or PAAC shall unconditionally guarantee, in accordance with Article Thirteen hereof, all of the Company's obligations under this Indenture and the Securities on the same terms as the other Guarantors, which Guarantee shall rank pari passu with any Senior Indebtedness of such Subsidiary; provided, that clause (i) of this Section 1019(a) shall not apply to any newly acquired or created Subsidiary of PAAC organized outside of the United States of America and conducting the majority of its business outside of the United States of America for so long as the issuance of a guarantee by such Subsidiary would result in a material increase in the aggregate amount of income tax payable by PAAC on a consolidated basis and the Company shall deliver to the Trustee an Officers' Certificate so stating.

                 (b) Each guarantee created pursuant to the provisions described in the foregoing paragraph is referred to as a "Guarantee" and the issuer of each such Guarantee is referred to as a "Guarantor." Notwithstanding the foregoing, any Guarantee by a Subsidiary of PAAC of the Securities shall provide by its terms that it shall be automatically and unconditionally released and discharged upon any sale, exchange, transfer or other disposition to any Person of all of the Company's, PAAC's or a Restricted Subsidiary's Equity Interest in (or if such Subsidiary is owned by a Restricted Subsidiary, of all of such Restricted

Subsidiary's Equity Interest in), or all or substantially all the assets of, such Subsidiary, which is in compliance with this Indenture.

                 Section 1020. Limitation on Ownership of Wholly-Owned Restricted Subsidiary Stock.

                 The Company and PAAC (a) shall not, and shall not permit any Wholly-Owned Restricted Subsidiary of PAAC to, transfer, convey, sell or otherwise dispose of any Capital Stock of any Wholly-Owned Restricted Subsidiary of PAAC (other than All-Pure and its subsidiaries) to any Person (other than the Company, PAAC or a Wholly-Owned Restricted Subsidiary of PAAC), unless (i) such transfer, conveyance, sale or other disposition is of all the Capital Stock of such Wholly-Owned Restricted Subsidiary of PAAC and (ii) the Net Proceeds from such transfer, conveyance, sale, lease or other disposition are applied in accordance with Section 1009 hereof, and (b) shall not permit any Wholly-Owned Restricted Subsidiary of PAAC (other than All-Pure and its subsidiaries) to issue any of its Equity Interests (other than, if necessary, Capital Stock constituting directors' qualifying shares or interests held by directors or shares or interests required to be held by foreign nationals, to the extent mandated by applicable law) to any Person other than to the Company, PAAC or a Wholly-Owned Restricted Subsidiary of PAAC.

                 Section 1021.    Impairment of Security Interest.

                 The Company and PAAC shall not, and shall not cause or permit any Restricted Subsidiary to, take or omit to take any action which action or omission might or would have the result of affecting or impairing the Liens and security interest in favor of the Collateral Agent for its own account and for the benefit of the Trustee and the Holders and the holders of Secured Indebtedness with respect to the Collateral and the Company shall not grant to any Person, or suffer any Person to have any interest whatsoever in the Collateral, in each case other than as otherwise permitted by this Indenture, the Term Loan Agreement or the Security Documents. The Company and PAAC shall not, and shall not permit PCAC to, grant a security interest in, or permit any Lien to exist on, the St. Gabriel Pipeline other than Permitted Liens or a Lien in favor of the Collateral Agent pursuant to a Security Document. The Company and PAAC shall not, and shall not cause or permit any Restricted Subsidiary to, enter into any agreement or instrument that by its terms requires that the proceeds received from any sale of Collateral be applied to repay, redeem, defease or otherwise acquire or retire any Indebtedness of any Person, other than pursuant to this Indenture or the Term Loan Agreement. A release of any of the Collateral strictly in accordance with the terms and conditions of this

Indenture and the Security Documents will not be deemed for any purpose to be an impairment of security under this Indenture.

                 Subject to the provisions of this Indenture, the Existing Term Facility, the Existing Senior Secured Indenture and the Intercreditor Agreement, the Company and PAAC will not, and will not cause or permit any of the Restricted Subsidiaries to, enter into any agreement or instrument that by its terms requires that the Company, PAAC or any such Restricted Subsidiary pledge the Capital Stock of (i) the Company and (ii) any Restricted Subsidiary that (A) is engaged in any business activity other than the holding of the Capital Stock of one or more Subsidiaries of PAAC (or in the case of Imperial West, engaging in any business activity other than the holding of its Investment in Kemwater) and (B) has assets equal to or greater than 5% of PAAC's total assets determined on a consolidated basis as of the time of determination.

                 Section 1022.    Amendment to Security Documents.

                 The Company and PAAC shall not amend, modify or supplement, or permit or consent to any amendment, modification or supplement of, the Security Documents in any manner or to any extent that would constitute an Event of Default hereunder or under the Security Documents; provided that this Indenture and the Security Documents may be amended, modified or supplemented in accordance with Article Nine hereof.

                 Section 1023.    Limitation on Applicability of Certain
Covenants.

                 Notwithstanding anything to the contrary herein, the covenants set forth in Sections 1006, 1007, 1008, 1009, 1011, and 1012 hereof shall not apply to transactions effected pursuant to and in accordance with the Contingent Payment Agreement and amounts related to such transactions shall not be required to be included in any calculation required by any such covenant. Such transactions include (i) any payment made by the Company, PAAC or a Restricted Subsidiary, (ii) any assets or property transferred by the Company, PAAC or a Restricted Subsidiary, (iii) the application of any proceeds received by the Company, PAAC or any Restricted Subsidiary in connection with any transfer of assets or property made by such Person, (iv) any escrow or segregation of moneys to be paid by the Company, PAAC or a Restricted Subsidiary, (v) any Investment of such escrowed or segregated moneys by the Company, PAAC or a Restricted Subsidiary or any other Investment under the Contingent Payment Agreement, (vi) any obligation of the Company, PAAC or a Restricted Subsidiary to make any such payments or to effect any such escrow or segregation of moneys, (vii) any Indebtedness incurred by the Company, PAAC or a Restricted Subsidiary that is non-recourse to the assets of the Company, PAAC or such Restricted Subsidiary or any other Restricted Subsidiary, other than the borrower's interest in Basic Investments, Inc., Victory Valley Land Company, L.P., the Excess Land and/or any other assets or funds held under the Contingent Payment Agreement, and as to which none of the Company, PAAC nor any Restricted Subsidiary (other than the borrower) provides credit support or is directly or indirectly liable, or
(viii) any Lien incurred by the Company, PAAC or any Restricted Subsidiary in connection with Indebtedness described in clause (vii) above that does not extend to assets of the Company, PAAC or any Restricted Subsidiary other than such Person's interest in Basic Investments, Inc., Victory Valley Land Company, L.P., the Excess Land and/or any other assets or funds held under the Contingent Payment Agreement.

                 Section 1024.    Additional Amounts.

                 If the Company is required to withhold or deduct any amount for or on account of Taxes from any payment made under or with respect to the Securities, the Company shall pay such additional amounts ("Additional Amounts") as may be necessary so that the net amount received by each Holder (including Additional Amounts) after such withholding or deduction will not be less than the amount the Holder would have received if such Taxes had not been withheld or deducted; provided that no Additional Amounts shall be payable with respect to a payment made to a Holder to the extent solely attributable to (i) such Holder not being treated as dealing at arm's length with the Company within the meaning of the Income Tax Act (Canada) at the time of making such payment, or (ii) such Holder's being connected with Canada or any province or territory thereof otherwise than solely by reason of the Holder's activity in connection with purchasing the Securities, by the mere holding of Securities or by reason of the receipt of payments thereunder. The Company will also (i) make such withholding or deduction and (ii) remit the full amount deducted or withheld to the relevant authority in accordance with applicable law. The Company shall furnish to the Holders, within 30 calendar days after the date the payment of any Taxes is due pursuant to applicable law, certified copies of tax receipts evidencing such payment by the Company. The Company shall upon written request of each Holder (other than an Excluded Holder), reimburse each such Holder for the amount of (i) any Taxes so levied or imposed and paid by such Holder as a result of payments made under or with respect to the Securities, and (ii) any Taxes so levied or imposed with respect to any reimbursement under the foregoing clause (i) so that the net amount received by such Holder (net of payments made under or with respect to the Securities) after such reimbursement will not be less than the net amount the Holder would have received if Taxes on such reimbursement had not been imposed; provided, however, no reimbursement shall be made in respect of Taxes for which no

Additional Amounts would be payable by reason of clause (i) or (ii) of the second preceding sentence.

                 At least 30 calendar days prior to each date on which any payment under or with respect to the Securities is due and payable, if the Company will be obligated to pay Additional Amounts with respect to such payment, the Company will deliver to the Trustee an Officers' Certificate stating the fact that such Additional Amounts will be payable and the amounts so payable and will set forth such other information necessary to enable the Trustee to pay such Additional Amounts to Holders on the payment date. Whenever in this Indenture there is mentioned, in any context, the payment of principal, interest, if any, or any other amount payable under or with respect to any Securities, such mention shall be deemed to include mention of the payment of Additional Amounts to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof. The Holders, by acceptance of a Note, and the Company agree that the payment of any Additional Amounts by the Company shall be treated as payments of interest.

                 Section 1025.    Pension Transfer Agreement.

                 The Company shall fulfill all of its obligations under the Pension Transfer Agreement dated October 31, 1997 between the Company and ICI Canada, in accordance with the terms thereof that relate to the establishment, funding, maintenance and operation of each Canadian Pension Plan to be established in connection therewith.

                                 ARTICLE ELEVEN

                            REDEMPTION OF SECURITIES

                 Section 1101.    Rights of Redemption.

                 The Securities shall not be redeemable at the option of the Company prior to October 15, 2002. On or after that date, the Securities shall be redeemable at the option of the Company, in whole or in part from time to time, on not less than thirty (30) nor more than sixty (60) days' prior notice, mailed by first-class mail to the Holders' registered addresses, in cash, in amounts of $1,000 or an integral multiple of $1,000 at the following Redemption Prices (expressed as percentages of the principal amount), if redeemed in the 12-month period commencing October 15 in the year indicated below:


         Year                                       Redemption
         ----                                       ----------
         2002                                       104.625%
         2003                                       103.084%
         2004                                       101.542%
         2005                                       100.000%

in each case together with accrued and unpaid interest and Liquidated Damages, if any, to the Redemption Date (subject to the right of Holders of record on relevant record dates to receive interest and Liquidated Damages, if any, due on an Interest Payment Date). If less than all of the Securities are to be redeemed, the Trustee shall select the Securities to be redeemed pro rata, by lot or by any other method the Trustee shall deem fair and appropriate.

                 Notwithstanding the foregoing, at any time on or prior to October 15, 2000, the Company may redeem, in part, up to $61,250,000 in aggregate principal amount of the Securities at a purchase price of 109.25% of the principal amount thereof, plus accrued and unpaid interest and Liquidated Damages, if any, to the date fixed for redemption, with the net proceeds of (i) any Equity Offering by the Company or (ii) any Equity Offering by Pioneer or PAAC, but only to the extent that Pioneer or PAAC contributes such net proceeds to the Company as a capital contribution; provided that at least $113,750,000 aggregate principal amount of the Securities must remain outstanding after such redemption.

                 If, as a result of any change in, or amendment to, the laws (including any regulations promulgated thereunder) of Canada (or any political subdivision or taxing authority thereof or therein) or any change in, or amendment to, any official position regarding the application or interpretation of such laws or regulations, which change is announced or becomes effective on or after the Closing Date, the Company has become or would be obligated to pay, on any date on which any amount would be payable with respect to the Securities, any Additional Amounts to a U.S. Holder in accordance with Section 1025 hereof, then the Company may, at its option, redeem the Securities, as a whole but not in part, at a redemption price equal to 100% of their aggregate principal amount on the date of such redemption, together with accrued and unpaid interest and Liquidated Damages, if any, to the date fixed for redemption.

                 Securities may be redeemed or repurchased as set forth in Sections 1009, 1014 and 1109 hereof. Any redemption pursuant to this Section 1101 shall be made pursuant to the provisions of Sections 1102 through 1108 hereof.

                 Section 1102.    Applicability of Article.

                 Redemption of Securities at the election of the Company or otherwise, as permitted or required by any provision of this

Indenture, shall be made in accordance with such provision and this Article.

                 Section 1103.    Election to Redeem; Notice to Trustee.

                 The election of the Company to redeem any Securities pursuant to Section 1101 hereof shall be evidenced by a Company Order and an Officers' Certificate. In case of any redemption at the election of the Company, the Company shall, not less than forty-five (45) nor more than sixty (60) days prior to the Redemption Date fixed by the Company (unless a shorter notice period shall be satisfactory to the Trustee), notify the Trustee in writing of such Redemption Date, the Redemption Price and of the principal amount of Securities to be redeemed.

                 Section 1104.    Selection by Trustee of Securities to Be
Redeemed.

                 If less than all the Securities are to be redeemed, the particular Securities or portions hereof to be redeemed shall be selected not more than thirty (30) days prior to the Redemption Date by the Trustee, from the Outstanding Securities not previously called for redemption, pro rata, by lot or such other method as the Trustee shall deem fair and appropriate, and the amounts to be redeemed may be equal to $1,000 or any integral multiple thereof.

                 The Trustee shall promptly notify the Company and the Security Registrar in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

                 For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to redemption of Securities shall relate, in the case of any Security redeemed or to be redeemed only in part, to the portion of the principal amount of such Security which has been or is to be redeemed.

                 Section 1105.    Notice of Redemption.

                 Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than thirty (30) nor more than sixty (60) days prior to the Redemption Date, to each Holder of Securities to be redeemed, at his address appearing in the Security Register.

                 All notices of redemption shall state:

                 (a)      the Redemption Date;

                 (b)      the Redemption Price;

                 (c) if less than all Outstanding Securities are to be redeemed, the identification of the particular Securities to be redeemed;

                 (d) in the case of a Security to be redeemed in part, the principal amount of such Security to be redeemed and that after the Redemption Date upon surrender of such Security, new Security or Securities in the aggregate principal amount equal to the unredeemed portion thereof will be issued;

                 (e) that Securities called for redemption must be surrendered to the Paying Agent to collect the Redemption Price;

                 (f) that on the Redemption Date the Redemption Price will become due and payable upon each such Security or portion thereof, and that (unless the Company shall default in payment of the Redemption Price) interest and Liquidated Damages, if any, thereon shall cease to accrue on and after said date;

                 (g) the place or places where such Securities are to be surrendered for payment of the Redemption Price;

                 (h) the paragraph of the Securities and/or Section of this Indenture pursuant to which the Securities called for redemption are being redeemed; and

                 (i) the CUSIP number, if any, relating to such Securities (as to the accuracy of which the Trustee shall make no representation).

                 Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's written request, by the Trustee in the name and at the expense of the Company.

                 The notice if mailed in the manner herein provided shall be conclusively presumed to have been given, whether or not the Holder receives such notice. In any case, failure to mail such notice, or any defect in any notice so mailed, to any particular Holder of any Security designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Security.

                 Section 1106.    Deposit of Redemption Price.

                 On or prior to 10:00 a.m. New York City time on any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or if the Company is acting as its own

Paying Agent, segregate and hold in trust as provided in Section 1018 hereof) an amount of money in same day funds sufficient to pay the Redemption Price of and (except if the Redemption Date shall be an Interest Payment Date) accrued interest and Liquidated Damages, if any, on, all the Securities or portions thereof which are to be redeemed on that date. When the Redemption Date falls on an Interest Payment Date, payments of interest and Liquidated Damages, if any, due on such date are to be paid as provided hereunder as if no such redemption were occurring.

                 Section 1107.    Securities Payable on Redemption Date.

                 Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest and Liquidated Damages, if any) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price together with accrued interest and Liquidated Damages, if any, to the Redemption Date; provided, however, that installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such on the relevant Regular Record Dates according to the terms and the provisions of Section 309 hereof.

                 If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal and premium, if any, shall, until paid, bear interest from the Redemption Date at the rate borne by such Security.

                 Section 1108.    Securities Redeemed or Purchased in Part .

                 Any Security which is to be redeemed or purchased only in part shall be surrendered to the Paying Agent at the office or agency maintained for such purpose pursuant to Section 1002 hereof (with, if the Company, the Security Registrar or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company, the Security Registrar or the Trustee duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities, of any authorized denomination as requested by such Holder in aggregate principal amount equal to, and in exchange for, the unredeemed portion of the principal of the Security so surrendered that is not redeemed or purchased.

                 Section 1109.    Asset Sale Offers.

                 In the event that the Company shall commence an Asset Sale Offer pursuant to Section 1009 hereof, it shall follow the procedures specified below.

                 The Asset Sale Offer shall remain open for twenty (20) Business Days after the date on which such Asset Sale Offer is commenced (the "Commencement Date") except to the extent required to be extended pursuant to applicable law (as so extended, the "Asset Sale Offer Period"). No later than one Business Day after the termination of the Asset Sale Offer Period (the "Asset Sale Purchase Date"), the Company shall purchase the principal amount (the "Asset Sale Offer Amount") of Securities required pursuant to Section 1009 hereof to be purchased in such Asset Sale Offer and other pari passu Senior Indebtedness that is required by its terms to be purchased in such Asset Sale Offer or, if less than the Asset Sale Offer Amount has been tendered, all Securities tendered in response to the Asset Sale Offer.

                 If the Asset Sale Purchase Date is on or after a Regular Record Date and on or before the related Interest Payment Date, any accrued interest or Liquidated Damages, if any, shall be paid to the Person in whose name a Security is registered at the close of business on such Regular Record Date, and no additional interest or Liquidated Damages, if any, shall be payable to Holders who tender Securities pursuant to the Asset Sale Offer.

                 On the Commencement Date of any Asset Sale Offer, the Company shall send or cause to be sent, by first class mail, a notice to each of the Holders, with a copy to the Trustee. Such notice, which shall govern the terms of the Asset Sale Offer, shall contain all instructions and materials necessary to enable the Holders to tender Securities pursuant to the Asset Sale Offer and shall state:

                 (1)      that the Asset Sale Offer is being made pursuant to
         Section 1009 hereof and this Section 1109 and the length of time the Asset Sale Offer shall remain open;

                 (2) the Asset Sale Offer Amount, the Asset Sale Purchase Price and the Asset Sale Purchase Date;

                 (3) that any Security not tendered or accepted for payment shall continue to accrue interest and Liquidated Damages, if any, in accordance with this Indenture;

                 (4) that, unless the Company defaults in the payment of the Asset Sale Purchase Price, all Securities accepted for payment pursuant to the Asset Sale Offer shall cease to accrue interest and Liquidated Damages, if any, after the Asset Sale
Purchase Date;

                 (5) that Holders electing to have Securities purchased pursuant to any Asset Sale Offer shall be required to surrender the Security, with the form entitled "Option of Holder to Elect Purchase" on the reverse of the Security completed, to the Company, a depositary, if appointed by the Company, or a Paying Agent at the address specified in the notice prior to the close of business on the Business Day preceding the Asset Sale Purchase Date;

                 (6) that Holders shall be entitled to withdraw their election if the Company, Depositary or Paying Agent, as the case may be, receives not later than the close of business on the Business Day preceding the termination of the Asset Sale Offer Period, a telegram, telex, facsimile transmission or letter setting forth the name of the Holder, the principal amount of the Security the Holder delivered for purchase, the certificate number on the Security and a statement that such Holder is withdrawing his election to have the Security purchased;

                 (7) that, if the aggregate principal amount of Securities surrendered by Holders together with any other pari passu Senior Indebtedness that is required by its terms to be purchased in such Asset Sale Offer exceeds the Asset Sale Offer Amount, the Company shall select the Securities to be purchased on a pro rata basis (with such adjustments as may be deemed appropriate by the Company so that only Securities in denominations of $1,000, or integral multiples thereof, shall be purchased); and

                 (8) that Holders whose Securities are purchased only in part shall be issued new Securities equal in principal amount to the unpurchased portion of the Securities surrendered, which unpurchased portion must be equal to $1,000 principal amount or an integral multiples thereof.

                 On or before 10:00 a.m. New York City time on each Asset Sale Purchase Date, the Company shall irrevocably deposit with the Trustee or Paying Agent in immediately available funds the aggregate Asset Sale Purchase Price with respect to a principal amount of Securities equal to the Asset Sale Offer Amount, together with accrued interest and Liquidated Damages, if any, thereon, to be held for payment in accordance with the terms of this Section 1109. On the Asset Sale Purchase Date, the Company shall, to the extent lawful, (i) accept for payment, on a pro rata basis to the extent necessary, an aggregate principal amount equal to the Asset Sale Offer Amount of Securities tendered pursuant to the Asset Sale Offer, or if less than the

Asset Sale Offer Amount has been tendered, all Securities or portions thereof tendered, (ii) deliver, or cause the Paying Agent or depositary, as the case may be, to deliver to the Trustee Securities so accepted and (iii) deliver to the Trustee an Officers' Certificate stating that such Securities or portions thereof were accepted for payment by the Company in accordance with the terms of this Section 1109. The Company, a depositary or Paying Agent, as the case may be, shall promptly (but in any case not later than two (2) Business Days after the Asset Sale Purchase Date) mail or deliver to each tendering Holder an amount equal to the Asset Sale Purchase Price with respect to the Securities tendered by such Holder and accepted by the Company for purchase, and the Company shall promptly issue a new Security, and the Trustee shall authenticate and mail or deliver such new Security, to such Holder, equal in principal amount to any unpurchased portion of such Holder's Securities surrendered. Any Security not accepted in the Asset Sale Offer shall be promptly mailed or delivered by the Company to the Holder thereof. The Company shall publicly announce in a newspaper of general circulation the results of the Asset Sale Offer on the Asset Sale Purchase Date.

                 The Asset Sale Offer shall be made by the Company in compliance with all applicable laws, including, without limitation, the requirements of Rule 14e-1 under the Exchange Act, any other tender offer rules under the Exchange Act and all other applicable U.S. Federal and state and Canadian federal and provincial securities laws and regulations.

                 Subject to applicable escheat laws, as provided in the Securities, the Trustee and the Paying Agent shall return to the Company any cash that remains unclaimed, together with interest, if any, thereon, held by them for the payment of the Asset Sale Purchase Price; provided, however, that
(x) to the extent that the aggregate amount of an Asset Sale Offer exceeds the aggregate Asset Sale Purchase Price of the Securities or portions thereof to be purchased, the Trustee shall hold such excess for the Company and (y) unless otherwise directed by the Company in writing, promptly after the Business Day following the Asset Sale Purchase Date the Trustee shall return any such excess to the Company together with interest or dividends, if any, thereon.

                 Other than as specifically provided in this Section 1109, each purchase pursuant to this Section 1109 shall be made pursuant to the provisions of Sections 1101 through 1108 hereof.

                                 ARTICLE TWELVE

                           SATISFACTION AND DISCHARGE

                 Section 1201.    Satisfaction and Discharge of Indenture.

                 This Indenture shall cease to be of further effect (except as to surviving rights of registration of transfer or exchange of Securities herein expressly provided for) and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

                 (a)      either

                          (1) all the Securities theretofore authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 308 hereof or (ii) all Securities for whose payment United States dollars have theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 1018 hereof) have been delivered to the Trustee for cancellation; or

                          (2) all such Securities not theretofore delivered to the Trustee for cancellation (x) have become due and payable, (y) shall become due and payable at their Stated Maturity within one year, or (z) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company or any Guarantor, in the case of (2)(x), (y) or
                 (z) above, has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount in United States dollars sufficient to pay and discharge the entire Indebtedness on the Securities not theretofore delivered to the Trustee for cancellation, for the principal of, premium, if any, and accrued interest and Liquidated Damages, if any, at such Stated Maturity or Redemption Date;

                 (b) the Company or any Guarantor has paid or caused to be paid all other sums payable hereunder by the Company or any Guarantor; and

                 (c) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel stating that (i) all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with and (ii) such satisfaction and discharge shall not result in a breach or violation of or constitute a default under, this Indenture or any other material agreement or instrument to which the Company or any Guarantor is a party or by which the Company or any Guarantor is bound.

                 Opinions of Counsel required to be delivered under this Section may have qualifications customary for opinions of the type required and counsel delivering such Opinions of Counsel may rely on certificates of the Company or government or other officials customary for opinions of the type required, including certificates certifying as to matters of fact, including that various financial covenants have been complied with.

                 Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 606 hereof and, if United States dollars shall have been deposited with the Trustee pursuant to subclause (2) of Subsection (a) of this Section, the obligations of the Trustee under Section 1202 and the last paragraph of Section 1018 hereof shall survive.

                 Section 1202.    Application of Trust Money.

                 Subject to the provisions of the last paragraph of Section 1018 hereof, all United States dollars deposited with the Trustee pursuant to
Section 1201 hereof shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal of, premium, if any, interest and Liquidated Damages, if any, on the Securities for whose payment such United States dollars have been deposited with the Trustee.


                                ARTICLE THIRTEEN

                                   GUARANTEE

                 Section 1301.    Guarantors' Guarantee.

                 For value received, each of the Guarantors, in accordance with this Article Thirteen, hereby absolutely, unconditionally and irrevocably guarantees, jointly and severally, to the Trustee and the Holders, as if the Guarantors were the principal debtor, the punctual payment and performance when due of all Indenture Obligations (which for purposes of this Guarantee shall also be deemed to include all commissions, fees, charges, costs and other expenses (including reasonable legal fees and disbursements of one counsel) arising out of or incurred by the Trustee or the Holders in connection with the enforcement of this Guarantee).

                 Section 1302. Continuing Guarantee; No Right of Set-Off; Independent Obligation.

                 (a) This Guarantee shall be a continuing guarantee of the payment and performance for all Indenture Obligations and shall remain in full force and effect until the payment in full of all of the Indenture Obligations and shall apply to and secure any ultimate balance due or remaining unpaid to the Trustee or the Holders; and this Guarantee shall not be considered as wholly or partially satisfied by the payment or liquidation at any time or from time to time of any sum of money for the time being due or remaining unpaid to the Trustee or the Holders. Each Guarantor, jointly and severally, covenants and agrees to comply with all obligations, covenants, agreements and provisions applicable to it in this Indenture including those set forth in Article Eight. Without limiting the generality of the foregoing, each of the Guarantors' liability shall extend to all amounts which constitute part of the Indenture Obligations and would be owed by the Company under this Indenture and the Securities but for the fact that they are unenforceable, reduced, limited, impaired, suspended or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving the Company.

                 (b) Each Guarantor, jointly and severally, hereby guarantees that the Indenture Obligations shall be paid to the Trustee without set-off or counterclaim or other reduction whatsoever (whether for taxes, withholding or otherwise) in lawful currency of the United States of America.

                 (c) Each Guarantor, jointly and severally, guarantees that the Indenture Obligations shall be paid strictly in accordance with their terms regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Holders of the Securities.

                 (d) Each Guarantor's liability to pay or perform or cause the performance of the Indenture Obligations under this Guarantee shall arise forthwith after demand for payment or performance by the Trustee has been given to the Guarantors in the manner prescribed in Section 106 hereof.

                 (e) Except as provided herein, the provisions of this Article Thirteen cover all agreements between the parties hereto relative to this Guarantee and none of the parties shall be bound by any representation, warranty or promise made by any Person relative thereto which is not embodied herein; and it is specifically acknowledged and agreed that this Guarantee has been delivered by each Guarantor free of any conditions whatsoever and that no representations, warranties or promises have been made to any Guarantor affecting its liabilities hereunder, and that the Trustee shall not be bound by any representations, warranties or promises now or at any time hereafter made by the Company to any Guarantor.

                 Section 1303.    Guarantee Absolute.

                 The obligations of the Guarantors hereunder are independent of the obligations of the Company under the Securities and this Indenture and a separate action or actions may be brought and prosecuted against any Guarantor whether or not an action or proceeding is brought against the Company and whether or not the Company is joined in any such action or proceeding. The liability of the Guarantors hereunder is irrevocable, absolute and unconditional and (to the extent permitted by law) the liability and obligations of the Guarantors hereunder shall not be released, discharged, mitigated, waived, impaired or affected in whole or in part by:

                 (a) any defect or lack of validity or enforceability in respect of any Indebtedness or other obligation of the Company or any other Person under this Indenture or the Securities, or any agreement or instrument relating to any of the foregoing;

                 (b) any grants of time, renewals, extensions, indulgences, releases, discharges or modifications which the Trustee or the Holders may extend to, or make with, the Company, any Guarantor or any other Person, or any change in the time, manner or place of payment of, or in any other term of, all or any of the Indenture Obligations, or any other amendment or waiver of, or any consent to or departure from, this Indenture or the Securities, including any increase or decrease in the Indenture Obligations;

                 (c) the taking of security from the Company, any Guarantor or any other Person, and the release, discharge or alteration of, or other dealing with, such security;

                 (d) the occurrence of any change in the laws, rules, regulations or ordinances of any jurisdiction by any present or future action of any governmental authority or court amending, varying, reducing or otherwise affecting, or purporting to amend, vary, reduce or otherwise affect, any of the Indenture Obligations and the obligations of any Guarantor hereunder;

                 (e) the abstention from taking security from the Company, any Guarantor or any other Person or from perfecting, continuing to keep perfected or taking advantage of any security;

                 (f) any loss, diminution of value or lack of enforceability of any security received from the Company, any Guarantor or any other Person, and including any other guarantees received by the Trustee;

                 (g) any other dealings with the Company, any Guarantor or any other Person, or with any security;

                 (h) the Trustee's or the Holder's acceptance of compositions from the Company or any Guarantor;

                 (i) the application by the Holders or the Trustee of all monies at any time and from time to time received from the Company, any Guarantor or any other Person on account of any indebtedness and liabilities owing by the Company or any Guarantor to the Trustee or the Holders, in such manner as the Trustee or the Holders deems best and the changing of such application in whole or in part and at any time or from time to time, or any manner of application of collateral, or proceeds thereof, to all or any of the Indenture Obligations;

                 (j) the release or discharge of the Company or any Guarantor of the Securities or of any Person liable directly as surety or otherwise by operation of law or otherwise for the Securities, other than an express release in writing given by the Trustee, on behalf of the Holders, of the liability and obligations of any Guarantor hereunder;

                 (k) any change in the name, business, capital structure or governing instrument of the Company or any Guarantor or any refinancing or restructuring of any of the Indenture Obligations;

                 (l) the sale of the Company's or any Guarantor's business or any part thereof;

                 (m) subject to Section 1314 hereof, any merger or consolidation, arrangement or reorganization of the Company, any Guarantor, any Person resulting from the merger or consolidation of the Company or any Guarantor with any other Person or any other successor to such Person or merged or consolidated Person or any other change in the corporate existence, structure or ownership of the Company or any Guarantor;

                 (n) the insolvency, bankruptcy, liquidation, winding-up, dissolution, receivership or distribution of the assets of the Company or its assets or any resulting discharge of any obligations of the Company (whether voluntary or involuntary) or of any Guarantor or the loss of corporate existence;

                 (o) subject to Section 1314 hereof, any arrangement or plan of reorganization affecting the Company or any Guarantor;

                 (p) any other circumstance (including any statute of limitations) that might otherwise constitute a defense available to, or discharge of, the Company or any Guarantor; or

                 (q) any modification, compromise, settlement or release by the Trustee, or by operation of law or otherwise, of the Indenture Obligations or the liability of the Company or any other obligor under the Securities, in whole or in part, and any refusal of payment by the Trustee, in whole or in part, from any other obligor or other guarantor in connection with any of the Indenture Obligations, whether or not with notice to, or further assent by, or any reservation of rights against, each of the Guarantors.

                 Section 1304.    Right to Demand Full Performance.

                 In the event of any demand for payment or performance by the Trustee from any Guarantor hereunder, the Trustee or the Holders shall have the right to demand its full claim and to receive all payments in respect thereof until the Indenture Obligations have been paid in full, and the Guarantors shall continue to be jointly and severally liable hereunder for any balance which may be owing to the Trustee or the Holders by the Company under this Indenture and the Securities. The retention by the Trustee or the Holders of any security, prior to the realization by the Trustee or the Holders of its rights to such security upon foreclosure thereon, shall not, as between the Trustee and any Guarantor, be considered as a purchase of such security, or as payment, satisfaction or reduction of the Indenture Obligations due to the Trustee or the Holders by the Company or any part thereof.

                 Section 1305.    Waivers.

                 (a) Each Guarantor hereby expressly waives (to the extent permitted by law) notice of the acceptance of this Guarantee and notice of the existence, renewal, extension or the non-performance, non-payment, or non-observance on the part of the Company of any of the terms, covenants, conditions and provisions of this Indenture or the Securities or any other notice whatsoever to or upon the Company or such Guarantor with respect to the Indenture Obligations. Each Guarantor hereby acknowledges communication to it of the terms of this Indenture and the Securities and all of the provisions therein contained and consents to and approves the same. Each Guarantor hereby expressly waives (to the extent permitted by law) diligence, presentment, protest and demand for payment.

                 (b) Without prejudice to any of the rights or recourses which the Trustee or the Holders may have against the Company, each Guarantor hereby expressly waives (to the extent permitted by law) any right to require the Trustee or the Holders to:

                 (i) initiate or exhaust any rights, remedies or recourse against the Company, any Guarantor or any other Person;

                 (ii) value, realize upon, or dispose of any security of the Company or any other Person held by the Trustee or the Holders; or

                 (iii) initiate or exhaust any other remedy which the Trustee or the Holders may have in law or equity;

before requiring or becoming entitled to demand payment from such Guarantor under this Guarantee.

                 Section 1306. The Guarantors Remain Obligated in Event the Company Is No Longer Obligated to Discharge Indenture Obligations.

                 It is the express intention of the Trustee and the Guarantors that if for any reason the Company has no legal existence, is or becomes under no legal obligation to discharge the Indenture Obligations owing to the Trustee or the Holders by the Company or if any of the Indenture Obligations owing by the Company to the Trustee or the Holders become irrecoverable from the Company by operation of law or for any reason whatsoever, this Guarantee and the covenants, agreements and obligations of the Guarantors contained in this Article Thirteen shall nevertheless be binding upon the Guarantors, as principal debtor, until such time as all such Indenture Obligations have been paid in full to the Trustee and all Indenture Obligations owing to the Trustee or the Holders by the Company have been discharged, or such earlier time as
Section 402 hereof shall apply to the Securities and the Guarantors shall be responsible for the payment thereof to the Trustee or the Holders upon demand.

                 Section 1307.    Fraudulent Conveyance; Subrogation.

                 (a) Any term or provision of this Guarantee to the contrary notwithstanding, the aggregate amount of the Indenture Obligations guaranteed hereunder shall be reduced to the extent necessary to prevent this Guarantee from violating or becoming voidable under applicable law relating to fraudulent conveyance or fraudulent transfer or similar laws affecting the rights of creditors generally.

                 (b) Each Guarantor hereby waives until repayment in full of the Indenture Obligations and except as provided in Section 1309, all rights of subrogation or contribution, whether arising by contract or operation of law (including, without limitation, any such right arising under U.S. Federal bankruptcy law) or otherwise by reason of any payment by it pursuant to the provisions of this Article Thirteen.

                 Section 1308.    Guarantee Is in Addition to Other Security.

                 This Guarantee shall be in addition to and not in substitution for any other guarantees or other security which the Trustee may now or hereafter hold in respect of the Indenture Obligations owing to the Trustee or the Holders by the Company and (except as may be required by law) the Trustee shall be under no obligation to marshal in favor of each of the Guarantors any other guarantees or other security or any moneys or other assets which the Trustee may be entitled to receive or upon which the Trustee or the Holders may have a claim.

                 Section 1309.    Contribution.

                 In order to provide for just and equitable contribution among the Guarantors, the Guarantors agree, inter se, that in the event any payment or distribution is made by any Guarantor (a "Funding Guarantor") under its Guarantee, such Funding Guarantor shall be entitled to a contribution from all other Guarantors in a pro rata amount based on the "Adjusted Net Assets" (as defined below) of each Guarantor (including the Funding Guarantor) for all payments, damages and expenses incurred by that Funding Guarantor in discharging the Company's obligations with respect to the Securities or any other Guarantor's obligation with respect to its Guarantee. "Adjusted Net Assets" means, with respect to any Guarantor, at any date, the lesser of the amount by which (x) the fair value of the property of such Guarantor exceeds the total amount of liabilities, including, without limitation, contingent liabilities (after giving effect to all other fixed and contingent liabilities incurred or assumed on such date), but excluding liabilities under the Guarantee, of such Guarantor at such date and (y) the present fair salable value of assets of such Guarantor at such date exceeds the amount that shall be required to pay the probable liability of such Guarantor on its debts (after giving effect to all other fixed and contingent liabilities incurred or assumed on such date), excluding debt in respect of its Guarantee, as they become absolute and matured.

                 Section 1310.    No Bar to Further Actions.

                 Except as provided by law, no action or proceeding brought or instituted under Article Thirteen and this Guarantee and no recovery or judgment in pursuance thereof shall be a bar or defense to any further action or proceeding which may be brought under Article Thirteen and this Guarantee by reason of any further default or defaults under Article Thirteen and this Guarantee or in the payment of any of the Indenture Obligations owing by the Company.

                 Section 1311. Failure to Exercise Rights Shall Not Operate as a Waiver.

                 No failure to exercise and no delay in exercising, on the part of the Trustee or the Holders, any right, power, privilege or remedy under this Article Thirteen and this Guarantee shall operate as a waiver thereof, nor shall any single or partial exercise of any rights, power, privilege or remedy preclude any other or further exercise thereof, or the exercise of any other rights, powers, privileges or remedies. The rights and remedies herein provided for are cumulative and not exclusive of any rights or remedies provided in law or equity.

                 Section 1312.    Trustee's Duties; Notice to Trustee.

                 (a) Any provision in this Article Thirteen or elsewhere in this Indenture allowing the Trustee to request any information or to take any action authorized by, or on behalf of any Guarantor, shall be subject to
Section 602(d) and shall be permissive and shall not be obligatory on the Trustee except as the Holders may direct in accordance with the provisions of this Indenture or where the failure of the Trustee to request any such information or to take any such action arises from the Trustee's gross negligence, bad faith or willful misconduct.

                 (b) The Trustee shall not be required to inquire into the existence, powers or capacities of the Company, any Guarantor or the officers, directors or agents acting or purporting to act on their respective behalf.

                 Section 1313.    Successors and Assigns.

                 All terms, agreements and conditions of this Article Thirteen shall extend to and be binding upon each Guarantor and its successors and permitted assigns and shall enure to the benefit of and may be enforced by the Trustee and its successors and assigns; provided, however, that the Guarantors may not assign any of their rights or obligations hereunder other than in accordance with Article Eight.

                 Section 1314.    Release of Guarantee.

                 Concurrently with the payment in full of all of the Indenture Obligations, the Guarantors shall be released from and relieved of their obligations under this Article Thirteen. Upon the delivery by the Company to the Trustee of an Officers' Certificate and, if requested by the Trustee, an Opinion of Counsel to the effect that the transaction giving rise to the release of this Guarantee was made by the Company in accordance with the provisions of this Indenture and the Securities, the Trustee shall execute any documents reasonably required in order to evidence the release of the Guarantors from their obligations under this Guarantee. If any of the Indenture Obligations are revived and reinstated after the termination of this Guarantee, then all of the obligations of the Guarantors under this Guarantee shall be revived and reinstated as if this Guarantee had not been terminated until such time as the Indenture Obligations are paid in full, and each Guarantor shall enter into an amendment to this Guarantee, reasonably satisfactory to the Trustee, evidencing such revival and reinstatement.

                 This Guarantee shall terminate with respect to each Guarantor and shall be automatically and unconditionally released and discharged as provided in Section 1019(b) hereof.

                 Section 1315.    Execution of Guarantee.

                 To evidence the Guarantee, each Guarantor hereby agrees to execute the guarantee substantially in the form set forth in Section 205 hereof, to be endorsed on each Security authenticated and delivered by the Trustee and that this Indenture shall be executed on behalf of each Guarantor by its Chairman of the Board, its President, or one of its Vice Presidents, under its corporate seal reproduced thereon attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Securities may be manual or facsimile.

                 If an officer whose signature is on this Indenture no longer holds that office at the time the Trustee authenticates a

Security on which a Guarantee is endorsed, such Guarantee shall be valid nevertheless.

                 Section 1316. Payment Permitted by Each of the Guarantors if No Default.

                 Nothing contained in this Article, elsewhere in this Indenture or in any of the Securities shall affect the obligation of any Guarantor to make, or prevent any Guarantor from making at any time, payments pursuant to the Securities.

                 Section 1317.    Notice to Trustee by Each of the Guarantors.

                 Each Guarantor shall give prompt written notice to the Trustee of any fact known to such Guarantor which would prohibit the making of any payment to or by the Trustee in respect of the Guarantee. Notwithstanding the provisions of this Article or any provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee in respect of the Securities, unless and until the Trustee shall have received written notice thereof from any Guarantor or any trustee, fiduciary or agent therefor; and, prior to the receipt of any such written notice, the Trustee shall be entitled in all respects to assume that no such facts exist; provided, however, that if the Trustee shall not have received the notice provided for in this Section at least three (3) Business Days prior to the date upon which by the terms hereof any money may become payable for any purpose (including, without limitation, the payment of the principal of, premium, if any, interest or Liquidated Damages, if any, on any Security or any other Indenture Obligations), then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such money and to apply the same to the purpose for which such money was received and shall not be affected by any notice to the contrary which may be received by it after such date; nor shall the Trustee be charged with knowledge of the curing of any such default or the elimination of the act or condition preventing any such payment unless and until the Trustee shall have received an Officers' Certificate to such effect.

                 Section 1318.    Article Applicable to Paying Agents.

                 In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting under this Indenture, the term "Trustee" as used in this Article shall in such case (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article in addition to or in place of the Trustee; provided, however, that this Section

1318 shall not apply to the Company or any Affiliate of the Company if it or such Affiliate acts as Paying Agent.

                 Section 1319.    No Suspension of Remedies.

                 Nothing contained in this Article shall limit the right of the Trustee or the Holders of Securities to take any action to accelerate the maturity of the Securities pursuant to the provisions described under Article Five and as set forth in this Indenture or to pursue any rights or remedies hereunder or under applicable law.


                                ARTICLE FOURTEEN

                                    SECURITY

                 Section 1401.    Security.

                 (a) In order to secure the due and punctual payment of principal of and interest on the Securities when and as the same shall become due and payable, whether on an Interest Payment Date, at maturity, by acceleration, repurchase, redemption or otherwise, and interest on the overdue principal of and interest (to the extent permitted by law) and Liquidated Damages, if any, on the Securities, and performance of all other obligations of the Company to the Holders or the Trustee under this Indenture and the Securities, the Company has entered into the respective Security Documents to which it is a party.

                 (b) Each Holder, by accepting a Security, consents and agrees to all of the terms and provisions of the Security Documents, as the same may be in effect from time to time or may be amended from time to time in accordance with the provisions of the Security Documents and this Indenture, and authorizes and directs the Collateral Agent to act as mortgagee or secured party with respect thereto or to act as collateral agent pursuant to the Intercreditor Agreement.

                 (c) As set forth in and governed by the Security Documents, as among the Holders, the Collateral as now or hereafter constituted shall be held for the equal and ratable benefit of the Holders without preference, priority or distinction of any thereof over any other by reason of difference in time of issuance, sale or otherwise, as security for the Securities.

                 (d) Within 90 days after substantial completion thereof by PCAC, the Company and PAAC shall cause PCAC to use all commercially reasonable efforts (x) to grant to the Collateral Agent, for the pari passu benefit of the Secured Parties (as defined in the Intercreditor Agreement) and as additional security for the Indenture Obligations and the Term Loan Obligations (as defined in the Intercreditor Agreement) a perfected first priority Lien (the "St. Gabriel Pipeline Lien") on the St. Gabriel Pipeline and
(y) to deliver the following to the Collateral Agent:

                 (i) mortgages, security agreements, fixture filings and financing statements (collectively, the "Pipeline Security Documents") executed by PCAC and in form and substance acceptable to the Trustee and the Collateral Agent, sufficient to create the St. Gabriel Pipeline Lien, together with evidence satisfactory to the Trustee and the Collateral Agent that all of such documents have been recorded and filed, as necessary, to perfect such Lien and that all fees, taxes and other expenses associated therewith have been paid;

                 (ii) lien, title and Uniform Commercial Code financing statement searches showing no Liens on the St. Gabriel Pipeline prior to the St. Gabriel Pipeline Lien, other than Permitted Liens and any other Liens that are acceptable to the Trustee and the Collateral Agent;

                 (iii) a complete set of as-built site plans, surveys or engineering drawings, certified as true and correct by PCAC, and showing all material components of the St. Gabriel Pipeline and the respective locations thereof;

                 (iv) an opinion of local counsel to PCAC in Louisiana with respect to the form and enforceability of the Pipeline Security Documents and such other matters as the Trustee, the Collateral Agent and their respective counsel may reasonably require;

                 (v) an opinion of counsel to PCAC with respect to the due authorization, execution and delivery of the Pipeline Security Documents and such other matters as the Trustee, the Collateral Agent and their respective counsel may reasonably require;

                 (vi) certificates of insurance with respect to the insurance coverages required to be maintained by PCAC with respect to the St. Gabriel Pipeline, naming the Collateral Agent as loss payee and naming the Collateral Agent and the Trustee as additional insureds, as applicable;

                 (vii) such other approvals, consents, opinions or documents as the Collateral Agent, the Trustee or their respective counsel may reasonably request in connection with the Pipeline Security Documents and any matter related thereto.

                 (e) Each of the Company and PAAC shall cause PCAC to use all commercially reasonable efforts to complete the St. Gabriel Pipeline in a timely manner.

                 Section 1402.    Recording; Priority; Opinions, Etc.

                 (a) The Company shall at its sole cost and expense perform any and all acts and execute any and all documents (including, without limitation, the execution, amendment or supplementation of any financing statement, application for registration and continuation statement or other statement) for filing under the provisions of the UCC and the rules and regulations thereunder, the Civil Code of Quebec and any rules or regulations thereunder, or any other statute, rule or regulation of any applicable federal, state, provincial or local jurisdiction, including any filings in local real estate land record or registry offices, which are necessary or advisable and shall do such other acts and execute such other documents as may be required under any of the Security Documents, from time to time, in order to grant, maintain, register, record, renew, file, perfect, protect and preserve valid and perfected Liens on the Collateral in favor of the Collateral Agent for its own account and for the account of the Trustee and the Holders in the priorities purported to be created by the Security Documents, subject only to Liens permitted under the Security Documents to be senior or pari passu to the Liens of the Collateral Agent, and to fully preserve and protect the rights of the Trustee and the Holders under this Indenture.

                 The Company shall from time to time promptly pay and satisfy all mortgage and financing and continuation statement recording, registration and/or filing fees, charges and taxes relating to this Indenture and the Security Documents, any amendments thereto and any other instruments of further assurance.

                 (b) The Company shall, with respect to clause (i) below, on or prior to the Closing Date, and, with respect to clause (ii) below, at such times as contemplated therein, furnish to the Trustee:

                 (i) Opinions of Counsel either (a) to the effect that, in the opinion of such counsel, this Indenture and the grants of security interests in the Collateral intended to be made by the Security Documents and all other instruments of further assurance, have been properly registered, recorded and filed to the extent necessary to perfect the Lien on the Collateral created by the Security Documents and reciting the details of such action, and stating that as to the Liens created pursuant to the Security Documents, such recordings, renewals, registrations and filings are the only recordings, renewals, registrations and filings necessary to give notice thereof and that no re-recordings, re-registrations or refilings or other renewals are necessary to maintain such notice (other than as stated in such opinion), or (b) to the effect that, in the opinion of such counsel, no such action is necessary to perfect such Lien; and

                 (ii) on each anniversary of the Closing Date beginning in the year 1998, an Opinion of Counsel or Opinions of Counsel, dated as of such date, either (a) to the effect that, in the opinion of such counsel, such action has been taken with respect to the recordings, registerings, filings, renewals, re-recordings, re-registerings and refilings of all financing statements, continuation statements, applications for registration or other instruments of further assurance as is necessary to maintain the Lien of each of the Security Documents and reciting with respect to such Liens the details of such action or referencing prior Opinions of Counsel in which such details are given, and stating that all financing statements and continuation statements have been executed and filed that are necessary as of such date and during the succeeding twelve months fully to preserve and protect the rights of the Collateral Agent, the Holders and the Trustee hereunder and under each of the Security Documents with respect to the Liens, or (b) to the effect that, in the opinion of such counsel, no such action is necessary to maintain such Liens.

                 Section 1403.    Release of Collateral.

                 The Trustee shall not direct the Collateral Agent to release Collateral from the Lien of the Security Documents unless such release is in accordance with the provisions of the Security Documents and Trust Indenture Act Section 314(d).

                 Section 1404.    Trust Indenture Act Requirements.

                 The release of any Collateral from any of the Security Documents or the release of, in whole or in part, the Liens created by any of the Security Documents, will not be deemed to impair the Lien of the Security Documents in contravention of the provisions hereof if and to the extent the Collateral or Liens are released pursuant to the terms of the Security Documents. The Trustee and each of the Holders acknowledge that a release of Collateral or Liens strictly in accordance with the terms of the Security Documents and the terms hereof will not be deemed for any purpose to be an impairment of the Liens created pursuant to the Security Documents in contravention of the terms of this Indenture. Without limitation, the Company and each other obligor on the Securities shall cause Trust Indenture Act Section 314(d) relating to the release of property or securities from the Liens of the Security Documents to be complied with. Any certificate or opinion required by Trust Indenture Act Section 314(d) may be made by an Officer of the Company, except in cases where Trust Indenture Act Section 314(d) requires that such certificate or opinion be made by an independent person.

                 Section 1405.    Suits to Protect Collateral.

                 Subject to the provisions of the Intercreditor Agreement, the Trustee or the Collateral Agent, acting at the written direction of the Holders, shall have power to institute and to maintain, or the Trustee, acting at the written direction of the Holders, shall have the power to direct each Collateral Agent to institute and maintain, such suits and proceeds as the Trustee may deem expedient to prevent any impairment of the Collateral by any acts which may be unlawful or in violation of any of the Security Documents or this Indenture, and such suits and proceedings as the Trustee may deem expedient to preserve or protect its interests and the interests of the Holders in the Collateral (including power to institute and maintain suits or proceedings to restrain the enforcement of or compliance with any legislative or other governmental enactment, rule or order that may be unconstitutional or otherwise invalid if the enforcement of, or compliance with, such enactment, rule or order would impair the Liens of each Collateral Agent in the Collateral or be prejudicial to the interests of the Holders or the Trustee).

                 Section 1406.    Determinations Relating to Collateral.

                 In the event (i) the Trustee shall receive any written request from the Company under any Security Document for consent or approval with respect to any matter or thing relating to any Collateral or the Company's obligations with respect thereto or (ii) there shall be due to or from the Trustee under the provisions of any Security Document any performance or the delivery of any instrument or (iii) the Trustee shall become aware of any nonperformance by the Company of any covenant or any breach of any representation or warranty of the Company set forth in any Security Document, then, in each such event, the Trustee shall be entitled, at the expense of the Company and subject to

Sections 602(d) and (h) hereof, to hire experts, consultants, agents and attorneys to advise the Trustee on the manner in which the Trustee should respond to such request or render any requested performance or response to such nonperformance or breach. The Trustee shall be fully protected in the taking of any action recommended or approved by any such expert, consultant, agent or attorney or agreed to by the Majority Holders pursuant to Section 505 hereof.

                 Section 1407.    Trust Moneys.

                 To the extent Trust Moneys consist of insurance proceeds or condemnation or other taking awards, any such moneys which may be used to effect a restoration of the affected Collateral shall be permitted to be withdrawn by the Company and paid by the Collateral Agent, at the direction of the Trustee, upon a Company Order to reimburse the Company for expenditures made or costs incurred to repair, rebuild or replace the destroyed, damaged, or taken Collateral, upon confirmation by the Trustee that it has received the appropriate documentation. The Company shall deliver (a) an Officers' Certificate certifying as to expenditures made or costs incurred, the necessity or desirability in the conduct of the Company's business of the repaired, rebuilt, or replaced property, and the fair market value of such property as of the date of the expenditures, (b) an Opinion of Counsel as to the validity and perfection of the Collateral Agent's lien on the repaired or replaced Collateral and (c) an architect's certificate as to the costs of such restoration and compliance with law, all in accordance with the Intercreditor Agreement.

                 To the extent Trust Moneys consist of Collateral Proceeds, and the Company intends to reinvest such proceeds in the Company or in one or more Restricted Subsidiaries in a Related Business, such Trust Moneys shall be permitted to be withdrawn by the Company upon delivery to the Trustee and the Collateral Agent of (a) a Company Order regarding such withdrawal, (b) an Officers' Certificate certifying compliance with this Indenture, (c) instruments granting the Collateral Agent, first priority liens, for the benefit of (i) the Trustee, for itself and the Holders, and (ii) the Term Loan Agent, for itself and the other Term Loan Agreement lenders on the real or personal property interests in which the Company or any Restricted Subsidiary have invested, and (d) an opinion of counsel as to the instruments governing such Liens and security interests, all in accordance with the Intercreditor Agreement.

                 Trust Moneys shall be permitted to be applied from time to time (x) to the payment of principal, premium, if any, interest and Liquidated Damages, if any, on the Securities, or (y) to the extent otherwise permitted by this Indenture, to redeem or repurchase Securities, including without limitation pursuant to a Change of Control Offer or (to the extent such Trust Moneys constitute proceeds from Asset Sales involving Collateral) an Asset Sale Offer, or (z) at the direction of the Company to pay any other Senior Indebtedness secured by liens in the Collateral (but only to the extent such Trust Moneys constitute Collateral Proceeds). In each case the Trustee and the Collateral Agent shall receive (a) resolutions of the boards of directors of the Company directing such application, (b) an Officers' Certificate, and (c) an Opinion of Counsel, and the Collateral Agent shall receive cash equaling the accrued interest, if any, required to be paid in connection with such payment or purchase. Trust Moneys received by the Collateral Agent or the Trustee pursuant to an Asset Sale Offer remaining after the completion of such Asset Sale Offer shall be permitted to be withdrawn by the Company upon request of the Company and delivery of an Officers' Certificate and an Opinion of Counsel, all in accordance with the Intercreditor Agreement.

                 Any release of Collateral, including Trust Moneys, will be subject to the provisions of Section 314(d) of the Trust Indenture Act relating to, among other things, the delivery of a certificate or an opinion of an engineer, appraiser or other expert as to the fair value of Collateral being released from the Liens of the Security Documents.

                 Section 1408. Power of Attorney for Collateral in Quebec. For the purposes of constituting security on the Collateral located in Quebec as security for the due and punctual payment of and interest on the Securities when and as same shall become due and payable, whether on an Interest Payment Date, at maturity, by acceleration, repurchase, redemption or otherwise, and interest on the overdue principal of and interest (to the extent permitted by law) and Liquidated Damages, if any, on the Securities, and performance of all other obligations of the Company to the Holders or the Trustee under this Indenture and the Securities, each of the Trustee and the Holders hereby irrevocably grants to the Collateral Agent, for the purposes of holding, on behalf of and for the benefit of all present and future Trustees and Holders, the security constituted by the Company under the Quebec Mortgage and Security Agreement, a power of attorney within the meaning of the Civil Code of Quebec ("Power of Attorney") for all present and future Trustees and Holders. The Collateral Agent hereby accepts such Power of Attorney for the purposes of holding security created under the Quebec Mortgage and Security Agreement on behalf of and for the benefit of all present and future Trustees and Holders. To the extent that any Person becomes a Trustee under this Indenture or a Holder by accepting, purchasing or acquiring a Security becomes bound by the terms and conditions of this Indenture, whether by assignment or otherwise, such Person shall be automatically deemed to have ratified and consented to the irrevocable granting by the Trustee and the Holders to the Collateral Agent of the Power of Attorney constituted hereunder. Each Holder agrees (i) with the other Holders that it will not, without the prior consent of the Trustee and the other Holders, take or obtain any Lien on any property of the Company to secure the Indenture Obligations of the Company hereunder or under the Securities, except for the benefit of the Collateral Agent for and on behalf of, the Trustee and the Holders, or as may otherwise be required by law; and (ii) that, notwithstanding the provisions of Section 32 of the Special Corporate Powers Act (Quebec), the Collateral Agent may, as a Person holding the Power of Attorney of the Trustee and the Holders, acquire any title to indebtedness secured by any hypothec in its favor related to this Indenture or the Securities or any other document contemplated hereunder.

                            [signature pages follow]

                 IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, all as of the day and year first above written.


                                             PCI CHEMICALS CANADA INC.


Attest /s/ KENT R. STEPHENSON                By /s/ PHILIP J. ABLOVE
      ------------------------------           -------------------------------
      Name:  Kent R. Stephenson                Name:  Philip J. Ablove
      Title: Vice President, General           Title: Vice President and
             Counsel and Secretary                    Chief Financial Officer

                                             PIONEER AMERICAS ACQUISITION
                                             CORP.


Attest /s/ KENT R. STEPHENSON                By /s/ PHILIP J. ABLOVE
      ------------------------------           -------------------------------
      Name:  Kent R. Stephenson                Name:  Philip J. Ablove
      Title: Vice President, General           Title: Vice President and
             Counsel and Secretary                    Chief Financial Officer

                                             PIONEER AMERICAS, INC.


Attest /s/ KENT R. STEPHENSON                By /s/ PHILIP J. ABLOVE
      ------------------------------           -------------------------------
      Name:  Kent R. Stephenson                Name:  Philip J. Ablove
      Title: Vice President, General           Title: Vice President and
             Counsel and Secretary                    Chief Financial Officer

                                             PIONEER CHLOR ALKALI COMPANY,
                                              INC.


Attest /s/ KENT R. STEPHENSON                By /s/ PHILIP J. ABLOVE
      ------------------------------           -------------------------------
      Name:  Kent R. Stephenson                Name:  Philip J. Ablove
      Title: Vice President, General           Title: Vice President and
             Counsel and Secretary                    Chief Financial Officer

                                             IMPERIAL WEST CHEMICAL CO.


Attest /s/ KENT R. STEPHENSON                By /s/ PHILIP J. ABLOVE
      ------------------------------           -------------------------------
      Name:  Kent R. Stephenson                Name:  Philip J. Ablove
      Title: Vice President, General           Title: Vice President and
             Counsel and Secretary                    Chief Financial Officer

                                             ALL-PURE CHEMICAL CO.


Attest /s/ KENT R. STEPHENSON                By /s/ PHILIP J. ABLOVE
      ------------------------------           -------------------------------
      Name:  Kent R. Stephenson                Name:  Philip J. Ablove
      Title: Vice President, General           Title: Vice President and
             Counsel and Secretary                    Chief Financial Officer

                                             BLACK MOUNTAIN POWER COMPANY


Attest /s/ KENT R. STEPHENSON                By /s/ PHILIP J. ABLOVE
      ------------------------------           -------------------------------
      Name:  Kent R. Stephenson                Name:  Philip J. Ablove
      Title: Vice President, General           Title: Vice President and
             Counsel and Secretary                    Chief Financial Officer

                                             ALL PURE CHEMICAL NORTHWEST,
                                              INC.


Attest /s/ KENT R. STEPHENSON                By /s/ PHILIP J. ABLOVE
      ------------------------------           -------------------------------
      Name:  Kent R. Stephenson                Name:  Philip J. Ablove
      Title: Vice President, General           Title: Vice President and
             Counsel and Secretary                    Chief Financial Officer

                                             PIONEER CHLOR ALKALI
                                              INTERNATIONAL, INC.


Attest /s/ KENT R. STEPHENSON                By /s/ PHILIP J. ABLOVE
      ------------------------------           -------------------------------
      Name:  Kent R. Stephenson                Name:  Philip J. Ablove
      Title: Vice President, General           Title: Vice President and
             Counsel and Secretary                    Chief Financial Officer

                                             G.O.W. CORPORATION


Attest /s/ KENT R. STEPHENSON                By /s/ PHILIP J. ABLOVE
      ------------------------------           -------------------------------
      Name:  Kent R. Stephenson                Name:  Philip J. Ablove
      Title: Vice President, General           Title: Vice President and
             Counsel and Secretary                    Chief Financial Officer

                                             PIONEER (EAST), INC.


Attest /s/ KENT R. STEPHENSON                By /s/ PHILIP J. ABLOVE
      ------------------------------           -------------------------------
      Name:  Kent R. Stephenson                Name:  Philip J. Ablove
      Title: President and Secretary           Title: Vice President


                                             T.C. HOLDINGS, INC.


Attest /s/ KENT R. STEPHENSON                By /s/ PHILIP J. ABLOVE
      ------------------------------           -------------------------------
      Name:  Kent R. Stephenson                Name:  Philip J. Ablove
      Title: Vice President, General           Title: Vice President and
             Counsel and Secretary                    Chief Financial Officer

                                             T.C. PRODUCTS, INC.


Attest /s/ KENT R. STEPHENSON                By /s/ PHILIP J. ABLOVE
      -------------------------------          -------------------------------
      Name:  Kent R. Stephenson                Name:  Philip J. Ablove
      Title: Vice President, General           Title: Vice President and
             Counsel and Secretary                    Chief Financial Officer

                                             PCI CAROLINA, INC.
                                              INC.


Attest /s/ KENT R. STEPHENSON                By /s/ PHILIP J. ABLOVE
      -------------------------------          -------------------------------
      Name:  Kent R. Stephenson                Name:  Philip J. Ablove
      Title: Vice President, General           Title: Vice President and
             Counsel and Secretary                    Chief Financial Officer

                                             PIONEER LICENSING, INC.



Attest /s/ KENT R. STEPHENSON                By /s/ PHILIP J. ABLOVE
      -------------------------------          -------------------------------
      Name:  Kent R. Stephenson                Name:  Philip J. Ablove
      Title: President and Secretary           Title: Vice President


                                             UNITED STATES TRUST COMPANY OF
                                               NEW YORK, as Trustee


Attest /s/ MARGARET M. CIESMELEWSKI          By /s/ PATRICIA STERMER
      -------------------------------          -------------------------------
      Name:  Margaret M. Ciesmelewski          Name:  Patricia Stermer
      Title: Asst. Vice President              Title: Asst. Vice President


                                             UNITED STATES TRUST COMPANY OF
                                               NEW YORK, as Collateral Agent


Attest /s/ MARGARET M. CIESMELEWSKI          By /s/ PATRICIA STERMER
      -------------------------------          -------------------------------
      Name:  Margaret M. Ciesmelewski          Name:  Patricia Stermer
      Title: Asst. Vice President              Title: Asst. Vice President